As filed with the Securities and Exchange Commission

                              on December 15, 2005


                        Securities Act File No. 33-68124
                    Investment Company Act File No. 811-7986

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [ ]

                           Pre-Effective Amendment No.                       [ ]


                         Post-Effective Amendment No. 19                     [X]


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [ ]


                                Amendment No. 21                             [X]


                        (Check appropriate box or boxes)

      THE ALGER INSTITUTIONAL FUNDS (FORMERLY THE ALGER INSTITUTIONAL FUND)
               (Exact Name of Registrant as Specified in Charter)

           111 Fifth Avenue
          New York, New York                                          10003
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)

Registrant's Telephone Number, including Area Code:                 212-806-8800

                              MR. FREDERICK A. BLUM
                           FRED ALGER MANAGEMENT, INC.
                                111 FIFTH AVENUE
                               NEW YORK, NY 10003
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box):


[ ]      immediately upon filing pursuant to paragraph (b)


[ ]      on (date) pursuant to paragraph (b)

[ ]      60 days after filing pursuant to paragraph (a)

[ ]      on [date] pursuant to paragraph (a)(2) of Rule 485


[x]      75 days after filing pursuant to paragraph (a)(2) of Rule 485

                [ALGER LOGO]



                THE ALGER
                INSTITUTIONAL FUNDS


                CLASS I SHARES
                AVAILABLE FOR INVESTMENT BY INSTITUTIONAL
                INVESTORS

                PROSPECTUS ENCLOSED

                MARCH 1, 2006


                ALGER  SMALLCAP  GROWTH  INSTITUTIONAL  FUND
                ALGER MIDCAP GROWTH INSTITUTIONAL FUND
                ALGER LARGECAP GROWTH INSTITUTIONAL FUND
                ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

                ALGER TECHNOLOGY INSTITUTIONAL FUND
                ALGER CORE FIXED-INCOME  INSTITUTIONAL  FUND

                ALGER BALANCED INSTITUTIONAL FUND
                ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL FUND





                THIS IS NOT PART OF THE PROSPECTUS.

                       ENCLOSED IS THE CURRENT PROSPECTUS.
           PLEASE KEEP IT WITH OTHER INVESTMENT RECORDS FOR REFERENCE.












                       THIS IS NOT PART OF THE PROSPECTUS.

                [ALGER LOGO]


                THE ALGER
                INSTITUTIONAL FUNDS


                CLASS I SHARES
                AVAILABLE FOR INVESTMENT BY INSTITUTIONAL
                INVESTORS

                PROSPECTUS

                MARCH 1, 2006


                ALGER  SMALLCAP  GROWTH  INSTITUTIONAL  FUND
                ALGER MIDCAP GROWTH INSTITUTIONAL FUND
                ALGER LARGECAP GROWTH INSTITUTIONAL FUND
                ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

                ALGER TECHNOLOGY INSTITUTIONAL FUND
                ALGER CORE FIXED-INCOME  INSTITUTIONAL  FUND

                ALGER BALANCED INSTITUTIONAL FUND
                ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL FUND



                As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

                An investment in the Funds is not a deposit of a bank and is not
                insured  or   guaranteed  by  the  Federal   Deposit   Insurance
                Corporation or other government agency.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


1 ................RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE
      1 ..........INVESTMENTS
                  Alger SmallCap Growth Institutional Fund ....................1
                  Alger MidCap Growth Institutional Fund ......................2
                  Alger LargeCap Growth Institutional Fund ....................2
                  Alger Capital Appreciation Institutional Fund ...............2
                  Alger Technology Institutional Fund .........................2
                  Alger Core Fixed-Income Institutional Fund ..................3
                  Alger Balanced Institutional Fund ...........................3
                  Alger Socially Responsible Growth Institutional Fund ........3
      4 ..........RISKS
                  Alger SmallCap Growth Institutional Fund ....................4
                  Alger MidCap Growth Institutional Fund ......................5
                  Alger LargeCap Growth Institutional Fund ....................5
                  Alger Capital Appreciation Institutional Fund ...............5
                  Alger Technology Institutional Fund .........................5
                  Alger Core Fixed-Income Institutional Fund ..................5
                  Alger Balanced Institutional Fund ...........................6
                  Alger Socially Responsible Growth Institutional Fund ........6
      7 ..........PERFORMANCE
                  Alger SmallCap Growth Institutional Fund ....................8
                  Alger MidCap Growth Institutional Fund ......................8
                  Alger LargeCap Growth Institutional Fund ....................9
                  Alger Capital Appreciation Institutional Fund ...............9
                  Alger Balanced Institutional Fund ..........................10
                  Alger Socially Responsible Growth Institutional Fund .......10
11 ...............FEES AND EXPENSES
13 ...............ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS
15 ...............MANAGEMENT AND ORGANIZATION
18 ...............SHAREHOLDER INFORMATION
                  Distributor ................................................18
                  Transfer Agent .............................................18
                  Net Asset Value ............................................18
                  Dividends and Distributions ................................19
                  Classes of Fund Shares .....................................19
                  Purchasing and Redeeming Fund Shares .......................19
                  Exchanges of Fund Shares ...................................20
                  Other Information ..........................................20
21 ...............FINANCIAL HIGHLIGHTS
                  Alger LargeCap Growth Institutional Fund ...................22
                  Alger SmallCap Growth Institutional Fund ...................22
                  Alger MidCap Growth Institutional Fund .....................22
                  Alger Capital Appreciation Institutional Fund ..............24
                  Alger Balanced Institutional Fund ..........................24
                  Alger Socially Responsible Growth Institutional Fund .......24
BACK COVER:       How to Obtain More Information
FRED ALGER & COMPANY, INCORPORATED PRIVACY POLICY (NOT PART OF THIS PROSPECTUS)

[GRAPHIC OMITTED]    RISK/RETURN SUMMARY:
                     INVESTMENTS, RISKS & PERFORMANCE

INVESTMENTS: THE ALGER INSTITUTIONAL FUNDS


The investment goal and primary approach of each Fund is discussed individually below. All of the Funds, with the exception of the Core Fixed-Income Institutional Fund and the fixed-income portion of the Balanced Institutional Fund, invest primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. They invest primarily in "growth" stocks. The Funds' Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:


o  HIGH UNIT VOLUME GROWTH

   Vital, creative companies which offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o  POSITIVE LIFE CYCLE CHANGE

   Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.


The company's market capitalization will generally dictate in which Fund(s) the securities will be placed. The market capitalization of a company is its price per share multiplied by the number of its outstanding shares.

All of the Funds may purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements.


ALGER SMALLCAP GROWTH INSTITUTIONAL FUND

GOAL: THE ALGER SMALLCAP GROWTH INSTITUTIONAL FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

APPROACH:  The  Fund  focuses  on  small,   fast-growing  companies  that  offer
innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of small-capitalization companies. A small-capitalization company has a market capitalization within the range of companies in the Russell 2000 Growth Index or the S&P SmallCap 600 Index, updated quarterly.

ALGER MIDCAP GROWTH INSTITUTIONAL FUND

GOAL: THE ALGER MIDCAP GROWTH INSTITUTIONAL FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

APPROACH: Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of medium-capitalization companies with promising growth potential. A medium-capitalization company has a market capitalization within the range of companies in the Russell Midcap Growth Index or the S&P MidCap 400 Index, updated quarterly.

ALGER LARGECAP GROWTH INSTITUTIONAL FUND

GOAL: THE ALGER LARGECAP GROWTH INSTITUTIONAL FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

APPROACH: The Fund focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of large-capitalization companies. The Fund considers a large-capitalization company to have a market capitalization of $10 billion or greater. Effective April 30, 2005, under normal circumstances the Fund invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have a market capitalization equal to or greater than the market capitalization of companies included in the Russell 1000 Growth Index, updated quarterly.

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

GOAL: THE ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

APPROACH: Under normal circumstances, the Fund invests at least 85% of its net assets in the equity securities of companies of any size that demonstrate promising growth potential.


ALGER TECHNOLOGY INSTITUTIONAL FUND

GOAL: THE ALGER TECHNOLOGY INSTITUTIONAL FUND SEEKS LONG-TERM CAPITAL
APPRECIATION

APPROACH: Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities companies of any size that that are engaged in the technology sector as well as industries within other sectors of the economy that may be experiencing technological change. A company will be considered to be engaged in the technology sector if it derives at least 50% of its earnings or revenues from, or devotes at least 50% of its assets to, activities in any area of the technology sector, including computers, semiconductors, electronics, communications, health care and biotechnology.

The Fund can leverage, that is, borrow money, to buy additional securities. By borrowing money, the Fund has the potential to increase its returns if the increase ion the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

ALGER CORE FIXED-INCOME INSTITUTIONAL FUND

GOAL: THE ALGER CORE FIXED-INCOME INSTITUTIONAL FUND SEEKS AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL.

APPROACH: Under normal circumstances, the Fund invests at least 80% of its net assets in bonds and other fixed-income securities. These instruments will include corporate bonds, debentures and notes, U.S. Government securities, securities of foreign governments and supranational organizations, mortgage-backed securities, and asset-backed securities. The Fund may also invest in derivative instruments creating exposure to such fixed-income securities. Most of the Fund's fixed-income investments will be concentrated within the four highest rating categories as determined by one of the nationally recognized statistical rating organizations ("NRSROs") (or, if unrated, will have been determined to be of comparable quality by the Manager). The Fund also may invest up to 10% of its net assets in lower-rated securities rated "B" (or the equivalent) or better by any one of those rating agencies (or, if unrated, determined to be of comparable quality by the Manager).


ALGER BALANCED INSTITUTIONAL FUND

GOAL: THE ALGER BALANCED INSTITUTIONAL FUND SEEKS CURRENT INCOME AND LONG-TERM CAPITAL APPRECIATION.


APPROACH: The Fund focuses on stocks of companies with growth potential and on fixed-income securities, with emphasis on income-producing securities that appear to have potential for capital appreciation. Under normal circumstances, the Fund invests in equity securities and in fixed-income securities, which may include corporate bonds, debentures and notes, U.S. government securities, mortgage-backed and other asset-backed securities, commercial paper and other fixed-income securities. Most of the Fund's fixed-income investments will be concentrated within the four highest rating categories as determined by one of the NRSROs (or, if unrated, will have been determined to be of comparable quality by the Manager). The Fund also may invest up to 10% of its net assets in lower-rated securities rated "B" (or the equivalent) or better by any one of those rating agencies (or, if unrated, determined to be of comparable quality by the Manager). Under normal circumstances, the Fund will invest at least 25% of its net assets in fixed-income securities.


ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL FUND

GOAL: THE ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

APPROACH: Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies of any market capitalization that, in the opinion of the Fund's management, conduct their business in a socially responsible manner, while demonstrating promising growth potential. Socially responsible conduct extends to the areas of protection of the environment, fair labor practices, equal employment opportunity, the protection of consumers, and, more generally, the enhancement of the quality of life. For example, the Fund seeks to avoid investments in companies that consistently employ unfair labor practices or maintain prac-tices that degrade the environment. The Fund does not invest in companies primarily engaged in the manufacturing or distribution of weapons, tobacco or alcohol or the operation of gambling establishments.

[GRAPHIC OMITTED]   RISKS

RISKS APPLICABLE TO ALL EQUITY FUNDS

As with any fund that invests in stocks, your investment may fluctuate in value and the possible loss of your investment is a risk of investing. A Fund's price per share will fluctuate due to changes in the market prices of its investments. An investment in a Fund may not grow as fast as the rate of inflation. Additionally, stocks tend to be more volatile than some other investments you could make, such as bonds. Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on the Funds' investment styles and objectives, an investment in them may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

A Fund's trading in some stocks may be relatively short-term, meaning the Fund may buy a security and sell it a short time later if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses and thereby may adversely affect Fund performance. In addition, a high level of short-term trading may increase a Fund's realized gains, thereby increasing the amount that must be distributed to shareholders at the end of the year.


If the Manager incorrectly predicts the price movement of a security or market, an option held by a Fund may expire unexercised and the Fund will lose the premium it paid for the option, or the Fund as the writer of an option may be required to purchase or sell the optioned security at a disadvantageous price or settle an index option at a loss. Also, an imperfect correlation between a hedge and the securities hedged may render the hedge partially ineffective.


There may be additional risks applicable to a specific Fund because of its investment approach.

To the extent that a Fund invests in securities other than those that are its primary focus, the risks associated with such other investments, described in the Fund's Prospectus and Statement of Additional information, are pertinent.

RISKS APPLICABLE TO ALGER SMALLCAP GROWTH INSTITUTIONAL FUND

A risk of investing in the Fund is:

o the possibility of greater risk of a decrease in the value of your investment by investing in smaller, less-seasoned companies rather than larger, more-estab-lished companies owing to such factors as inexperienced management and limited product lines or financial resources.

RISKS APPLICABLE TO ALGER MIDCAP GROWTH INSTITUTIONAL FUND

A risk of investing in the Fund is:

o the possibility of greater risk of a decrease in the value of your investment by investing in medium-capitalization companies rather than larger, more established companies owing to such factors as inexperienced management and limited product lines or financial resources.

RISKS APPLICABLE TO ALGER LARGECAP GROWTH INSTITUTIONAL FUND

The Fund's primary risks are those summarized above in "Risks Applicable to All Equity Funds."

RISKS APPLICABLE TO ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth.


RISKS APPLICABLE TO ALGER TECHNOLOGY INSTITUTIONAL FUND

Risks of investing in the Fund are:

o investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth.

o the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed.

o since the Fund concentrates its investments in the technology sector, the value of the Fund's shares may be more volatile than mutual funds that do not similarly concentrate their investments. In addition, the comparative rapidity of product development and technological advancement in many areas of the sector may be reflected in greater volatility of the stocks of companies operating in those areas.

RISKS APPLICABLE TO ALGER CORE FIXED-INCOME INSTITUTIONAL FUND

Risks of investing in the Fund are:

o fixed-income securities' sensitivity to interest-rate movements; their market values tend to fall when interest rates rise.

o lower-rated securities' greater risk of default, generally less liquidity, and susceptibility to greater price volatility.

o the potential for a decline in the value of the Fund's portfolio securities in the event of an issuer's falling credit rating or actual default.

o mortgage-backed and asset-backed securities' sensitivity to interest rate movement; their duration and volatility move with interest rates.


RISKS APPLICABLE TO ALGER BALANCED INSTITUTIONAL FUND

The primary risks arising from the fixed-income portion of the Fund are:


o fixed-income securities' sensitivity to interest-rate movements; their market values tend to fall when interest rates rise.

o lower-rated securities' greater risk of default, generally less liquidity, and susceptibility to greater price volatility.

o the potential for a decline in the value of the Fund's portfolio securities in the event of an issuer's falling credit rating or actual default.


o mortgage-backed and asset-backed securities' sensitivity to interest rate movement; their duration and volatility move with interest rates.

The primary risks for the equity portion of the Fund are those summarized above in "Risks Applicable to All Equity Funds." This Fund may appeal to investors who seek some long-term capital growth while also maintaining exposure to more conservative, income-producing fixed-income investments.

RISKS APPLICABLE TO ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL FUND Investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth. Moreover, since the Fund normally invests only in companies it deems to be socially responsible, your return may be less than it would have been had you invested in a Fund which does not employ a social responsibility screen.

[GRAPHIC OMITTED]   PERFORMANCE

The following bar charts show each Fund's performance from year to year and give you some indication of the risks of investing in the Fund. They assume reinvestment of dividends and distributions.


The Average Annual Total Return tables show the risk of investing in a Fund by comparing the Fund's performance over several periods with that of an appropriate benchmark index. The tables also show the effect of taxes on the Funds' returns by presenting after-tax returns. These returns are calculated using the highest individual federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. A "Return After Taxes on Distributions and Sale of Fund Shares" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown will be irrelevant to investors owning shares through tax-deferred accounts, such as IRAs or 401(k) plans. The returns assume reinvestment of dividends and distributions. Remember that a Fund's past performance (before or after taxes) is not necessarily an indication of how it will perform in the future. Because the Alger Technology Institutional Fund and the Alger Core Fixed-Income Institutional Fund are new funds, no performance history is provided for them.


Each index used in the tables is a broad index designed to track a particular market or market segment. No expenses, fees or taxes are reflected in the returns for the indexes, which are unmanaged. All returns for the indexes assume reinvestment of dividends and interest on the underlying securities that make up the respective index. Investors cannot invest directly in any index.

o Russell 1000 Growth Index: An index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation.

o Russell 2000 Growth Index: An index of common stocks designed to track performance of small capitalization companies with greater than average growth orientation.

o Russell 3000 Growth Index: An index of common stocks designed to track performance of companies with greater than average growth orientation in general.

o Russell Midcap Growth Index: An index of common stocks designed to track performance of medium-capitalization companies with greater than average growth orientation.

o Lehman Brothers Government/Credit Bond Index: An index designed to track performance of government and corporate bonds.

--------------------------------------------------------------------------------
  ALGER SMALLCAP GROWTH INSTITUTIONAL FUND
  Annual Total Return as of December 31 (%)

  Class I
                                                                 BEST QUARTER:
                                                                 Q4 1998  30.16%

 60.83                                                           WORST QUARTER:
                            52.16                                Q1 2001 -26.59%
                                                       41.88
                     25.01
       14.83  14.21                                         16.46

                                  -22.84 -27.98  -26.84
-----------------------------------------------------------------
   95    96    97      98    99      00     01     02    03   04


  Average Annual Total Return as of December 31, 2004

                                                                         Since
                                                                       Inception
  Class I                               1 Year      5 Years  10 Years  (11/8/93)
--------------------------------------------------------------------------------
  SmallCap Growth
  Return Before Taxes                   16.46%      -7.65%    10.42%     10.16%
  Return After Taxes on Distributions   16.46%      -7.99%     8.89%      8.78%
  Return After Taxes on Distributions
    and Sale of Fund Shares             10.70%      -6.47%     8.45%      8.34%
  Russell 2000 Growth Index             14.31%      -3.58%     7.11%      6.19%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  ALGER MIDCAP GROWTH INSTITUTIONAL FUND
  Annual Total Return as of December 31 (%)

  Class I
                                                                 BEST QUARTER:
                                                                 Q4 1998  31.43%

                                                                 WORST QUARTER:
                                                                 Q3 2002 -18.35%
 51.89
                    39.21 41.77                       45.66

              20.25
       15.19                     16.95                     12.07
                                         -6.18  -29.46
----------------------------------------------------------------
   95    96    97     98    99     00      01      02   03   04

  Average Annual Total Return as of December 31, 2004

                                                                         Since
                                                                       Inception
  Class I                               1 Year      5 Years  10 Years  (11/8/93)
--------------------------------------------------------------------------------
  MidCap Growth
  Return Before Taxes                   12.07%       4.79%    18.03%     17.45%
  Return After Taxes on Distributions   11.82%       4.31%    14.02%     13.86%
  Return After Taxes on Distributions
    and Sale of Fund Shares              8.17%       3.86%    13.43%     13.29%
  Russell Midcap Growth Index           15.48%      -3.36%    11.23%     10.01%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  ALGER LARGECAP GROWTH INSTITUTIONAL FUND
  Annual Total Return as of December 31 (%)

  Class I
                                                                 BEST QUARTER:
                                                                 Q4 1998  27.08%

                                                                 WORST QUARTER:
                   49.97                                         Q3 2002 -20.58%
 39.52                   35.24                       34.37

             26.72
       11.32                                               4.80
                                -13.85 -12.25 -33.91
----------------------------------------------------------------
   95    96    97    98    99      00     01     02    03   04


  Average Annual Total Return as of December 31, 2004
                                                                         Since
                                                                       Inception
  Class I                               1 Year     5 Years   10 Years  (11/8/93)
--------------------------------------------------------------------------------
  LargeCap Growth
  Return Before Taxes                    4.80%      -6.79%     10.88%    9.90%
  Return After Taxes on Distributions    4.80%      -7.62%      8.21%    7.52%
  Return After Taxes on Distributions
    and Sale of Fund Shares              3.12%      -5.89%      8.11%    7.42%
  Russell 1000 Growth Index              6.30%      -9.29%      9.60%    8.59%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
  Annual Total Return as of December 31 (%)

  Class I
                                                                BEST QUARTER:
                                                                Q4 1999   38.50%

                          88.73                                 WORST QUARTER:
                                                                Q4 2000  -22.97%
                    63.44
 54.51

                                                     34.24
              25.44
       10.06                                               8.03
                                -25.88  -16.86 -34.42
----------------------------------------------------------------
   95    96    97     98    99     00      01     02   03   04

  Average Annual Total Return as of December 31, 2004

                                                                         Since
                                                                       Inception
  Class I                               1 Year     5 Years   10 Years  (11/8/93)
--------------------------------------------------------------------------------
  Capital Appreciation
  Return Before Taxes                    8.03%     -10.13%    14.45%     12.64%
  Return After Taxes on Distributions    8.03%     -10.22%    10.69%      9.32%
  Return After Taxes on Distributions
    and Sale of Fund Shares              5.22%      -8.33%    10.37%      9.04%
  Russell 3000 Growth Index              6.93%      -8.88%     9.29%      8.62%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  ALGER BALANCED INSTITUTIONAL FUND
  Annual Total Return as of December 31 (%)

  Class I
                                                            BEST QUARTER:
                                                            Q2 2003    9.16%
                            16.70
                                    3.57                    WORST QUARTER:
           -13.29  -22.76                                   Q3 2001  -10.98%
          --------------------------------
              01      02      03     04

  Average Annual Total Return as of December 31, 2004

                                                                      Since
                                                                    Inception
  Class I                                              1 Year       (12/4/00)
--------------------------------------------------------------------------------
  Balanced Return Before Taxes                          3.57%         -5.56%
  Return After Taxes on Distributions                   2.84%         -5.74%
  Return After Taxes on Distributions and Sale
    of Fund Shares                                      2.74%         -4.72%
  Russell 1000 Growth Index                             6.30%         -6.33%
  Lehman Gov't/Credit Bond Index                        4.21%          7.50%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL FUND
  Annual Total Return as of December 31 (%)

  Class I
                                                            BEST QUARTER:
                          32.69                             Q2 2003   16.08%

                                  7.67                      WORST QUARTER:
           -23.12  -41.13                                   Q1 2001  -20.61%
          -------------------------------
             01       02    03     04

  Average Annual Total Return as of December 31, 2004
                                                                      Since
                                                                    Inception
  Class I                                              1 Year       (12/4/00)
--------------------------------------------------------------------------------
  Socially Responsible Growth
  Return Before Taxes                                   7.67%        -12.03%
  Return After Taxes on Distributions                   7.01%        -12.20%
  Return After Taxes on Distributions
    and Sale of Fund Shares                             5.85%         -9.91%
  Russell 3000 Growth Index                             6.93%         -5.10%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]   FEES AND EXPENSES

Investors incur certain fees and expenses in connection with an investment in the Funds. The following table shows the fees and expenses that you may incur if you buy and hold Class I shares of the Funds. There are no sales charges on purchases or redemptions. The numbers below are based on each Fund's expenses during its fiscal year ended October 31, 2004.


------------------------------------------------------------------------------------------------------------------------------------
                                                                          ANNUAL FUND OPERATING EXPENSES
                                                                      (as a percentage of average net assets)
------------------------------------------------------------------------------------------------------------------------------------
                              SHAREHOLDER FEES
                              (fees paid                                Shareholder          Annual Total   Fee Waiver
                              directly from    Management Distribution  Servicing   Other    Fund Operating and/or Expense  Net
                              your investment) Fees       Fees          Fees        Expenses Expenses       Reimbursement   Expenses
------------------------------------------------------------------------------------------------------------------------------------
 ALGER SMALLCAP
 GROWTH INSTITUTIONAL
 FUND                             None          .85%         None         .25%        .15%       1.25%           N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
 ALGER MIDCAP GROWTH
 INSTITUTIONAL FUND               None          .80%         None         .25%        .10%       1.15%           N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
 ALGER LARGECAP GROWTH
 INSTITUTIONAL FUND               None          .75%         None         .25%        .13%       1.13%           N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
 ALGER CAPITAL
 APPRECIATION
 INSTITUTIONAL FUND               None          .85%         None         .25%        .13%       1.23%           N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------
 ALGER TECHNOLOGY
 INSTITUTIONAL FUND               None          .85%          50%         .25%           %           %             %*        1.75%
------------------------------------------------------------------------------------------------------------------------------------
 ALGER CORE FIXED-INCOME
 INSTITUTIONAL FUND               None         .375%          50%         .25%           %           %            .%*        1.75%
------------------------------------------------------------------------------------------------------------------------------------
 ALGER BALANCED
 INSTITUTIONAL FUND               None          .75%         None         .25%       1.36%       2.36%         1.11%*        1.25%
------------------------------------------------------------------------------------------------------------------------------------
 ALGER SOCIALLY
 RESPONSIBLE GROWTH
 INSTITUTIONAL FUND               None          .75%         None         .25%       1.24%       2.24%          .99%*        1.25%
------------------------------------------------------------------------------------------------------------------------------------


* The Manager has contractually agreed to waive its fee and/or reimburse fund expenses through February 28, 2006 to the extent necessary to limit the annual operating expenses of Class I Shares of the Fund to 1.25%.

EXAMPLE

The following example, which reflects the shareholder fees and operating expenses listed above, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class I shares of a Fund for the time periods indicated, regardless of whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
                                 1 Year       3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
  ALGER SMALLCAP GROWTH
  INSTITUTIONAL FUND              $127          $397         $686      $1,511
--------------------------------------------------------------------------------
  ALGER MIDCAP GROWTH
  INSTITUTIONAL FUND              $117          $365         $633      $1,398
--------------------------------------------------------------------------------
  ALGER LARGECAP GROWTH
  INSTITUTIONAL FUND              $115          $359         $622      $1,375
--------------------------------------------------------------------------------
  ALGER CAPITAL APPRECIATION
  INSTITUTIONAL FUND              $125          $390         $676      $1,489
--------------------------------------------------------------------------------
  ALGER TECHNOLOGY
  INSTITUTIONAL FUND*             $             $            $         $
--------------------------------------------------------------------------------
  ALGER COREFIXED-INCOME
  INSTITUTIONAL FUND*             $             $            $         $
--------------------------------------------------------------------------------
  ALGER BALANCED
  INSTITUTIONAL FUND*             $127          $630         $1,160    $2,611
--------------------------------------------------------------------------------
  ALGER SOCIALLY RESPONSIBLE
  GROWTH INSTITUTIONAL FUND*      $127          $605         $1,110    $2,498
--------------------------------------------------------------------------------


* Absent first-year fee waivers and reimbursements, your costs would be:


--------------------------------------------------------------------------------
                                 1 Year       3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
  ALGER TECHNOLOGY
  INSTITUTIONAL FUND              $             $            $         $
--------------------------------------------------------------------------------
  ALGER COREFIXED-INCOME
  INSTITUTIONAL FUND              $             $            $         $
--------------------------------------------------------------------------------
  ALGER BALANCED
  INSTITUTIONAL FUND              $239          $736         $1,260    $2,696
--------------------------------------------------------------------------------
  ALGER SOCIALLY RESPONSIBLE
  GROWTH INSTITUTIONAL PORTFOLIO  $227          $700         $1,200    $2,575
--------------------------------------------------------------------------------


Each Fund may compensate certain entities (other than the Distributor, Fred Alger & Company, Incorporated, and its affiliates) for providing recordkeeping and/or administrative services to participating institutional accounts holding Class I shares at an annual rate of up to 0.25% of the net asset value of Class I shares of the Fund held by those accounts. The Distributor may pay additional compensation from its own resources.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS


SECURITIES RATINGS

Fixed-income securities rated below "investment grade" - a term that refers to the top four rating categories by an NRSRO - are sometimes referred to as "high yield" securities because of their typically higher yields or as "junk bonds" because of their lower credit quality and more speculative character. The Balanced Fund and the Core Fixed-Income Fund may invest in such lower-rated securities to achieve higher yields only if the securities are rated in one of the two categories just below investment grade (BB and B of Standard & Poor's, Fitch, and Dominion, Ba and B of Moody's, bb and b of A.M. Best). See the Appendix to the SAI for a fuller discussion of the rating categories.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES.

Rising interest rates tend to extend the duration of mortgage-backed and asset-backed securities, making them more sensitive to interest rate movements. As a result, in a period of rising interest rates, a fund that holds mortgage-backed and asset-backed securities may exhibit additional volatility. In addition, mortgage-backed and asset-backed securities are subject to prepayment risk. For example, when interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates.

OPTIONS

A call option on a security gives the purchaser of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer is obligated upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option on a security gives the holder of the option, in return for the premium paid, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The writer, who receives the premium, is obligated upon exercise of the option to buy the underlying security at the exercise price. An option on a stock index gives the holder the right to receive a cash settlement during the term of the option based on the amount, if any, by which the exercise price exceeds (if the option is a put) or is exceeded by (if the option is a call) the current value of the index, which is itself a function of the market values of the securities included in the index. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

A Fund may purchase a put option on a portfolio security to seek to protect against a decline in the market value of the security, or, if the Fund contemplates purchasing a security in the future, purchase a call option on the security in anticipation of an increase in the security's market value. When a Fund writes an option, if the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option generally will expire unexercised and the Fund will realize as profit the premium it received. When a call option writ-ten by a Fund is exercised, the Fund will be required to sell the underlying securities to the holder at the exercise price and will not participate in any increase in the securities' value above that price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at a price in excess of their market value.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. Price movements in a Fund's portfolio securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend in part on the ability of the Manager to predict correctly movements in the direction of a particular market or of the stock market generally. Because options on indexes require settlement in cash, the Fund might be forced to liquidate portfolio securities to meet settlement obligations.

TEMPORARY DEFENSIVE AND INTERIM INVESTMENTS

In times of adverse or unstable market, economic or political conditions, each Fund may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents (such as commercial paper or money market instruments) for temporary defensive reasons. This is to attempt to protect the Fund's assets from a temporary, unacceptable risk of loss, rather than directly to promote the Fund's investment objective. A Fund may also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. A Fund may not achieve its investment objective while in a temporary defensive or interim position.

Other securities the Funds may invest in are discussed in the Funds' Statement of Additional Information (see back cover of this Prospectus).

[GRAPHIC OMITTED]   MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/04) approximately $8.2 billion in mutual fund assets as well as $1.5 billion in other assets. The Manager makes investment decisions for the Funds and continuously reviews and administers their investment programs. These management responsibilities are subject to the supervision of the Funds' Board of Trustees. The Funds have had the same manager since inception, and they pay the Manager fees at the following annual rates based on a percentage of average daily net assets: SmallCap Growth and Capital Appreciation--.85%; MidCap Growth--.80%; Balanced, Socially Responsible Growth and LargeCap Growth--.75%.

PORTFOLIO MANAGERS


Fred M. Alger III is the chief market strategist for all Funds, overseeing the investments of each Fund since September 2001. Mr Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the Funds prior to 1995. Dan C. Chung, CFA, Jill Greenwald, CFA, Patrick Kelly, CFA, Kevin Collins, CFA, John A. Curry, Anne Meisner, Thomas Mulle and Andrew Silverberg are the individuals responsible for the day-to-day management of Fund investments.

o Mr. Chung, manager of the MidCap Growth Fund since September 2001 and of the LargeCap Growth Fund since September 2004, and co-manager of the LargeCap Growth Fund from September 2001 to September 2004, of the Balanced Fund from September 2001 to September 2003 and of the new Technology Fund, has been employed by the Manager since 1994, as a Vice President and analyst from 1996 to 1999, as a Senior Vice President and senior analyst until 2000, as an Executive Vice President until September 2003, as portfolio manager since 2000, as Chief Investment Officer since 2001 and as President since September 2003.


o Ms. Greenwald, manager of the SmallCap Growth Fund since November 2001, has been employed by the Manager as a Senior Vice President and portfolio manager since November 2001, prior to which she was employed by the Manager as an analyst and later a senior analyst from 1986 to 1992, as a Managing Director and senior portfolio manager at Chase Manhattan Bank from 1994 through 1999 and as a Senior Vice President and Investment Officer at J & W Seligman & Co. from 1999 until November 2001.


o Mr. Kelly, portfolio manager of Capital Appreciation Fund and Socially Responsible Fund since October 2005, has been employed by the Manager as a research associate from July 1999 to February 2001, as an Assistant Vice President and associate analyst from February 2001 to September 2001, as a Vice President and analyst from September 2001 to September 2004, and as a Senior Vice President and portfolio manager since September 2004.


o Mr. Collins, co-manager of the Balanced Fund since September 2003, has been employed by the Manager as a Senior Vice President, portfolio manager and senior analyst since September 2003, prior to which period he was employed by the

   Manager as an analyst and later as a Vice President and senior analyst from 1996 until September 2003.


o Mr. Curry, co-manager of the Balanced Fund since December 2004 and portfolio manager of the new Technology Fund, was previously Vice President at Janney Montgomery Scott, LLC (September 2003 to December 2004), prior to which he was a portfolio manager for Whitehall Asset Management's fixed-income institutional and retail assets (March 1999 to March 2003) and a portfolio manager at UBS Global Asset Management within the firm's institutional fixed-income assets division (July 1995 to February 1999).

o Ms. Meisner, co-manager of the new Technology Fund, has been employed by the Manager as a Senior Analyst from May 2005; prior thereto, she was Managing Director of the Active Equity Group at Deutsche Asset Management/Scudder Investments from 200x, before which she wasVice President of Global Investment Research at Goldman Sachs & Co.

o Mr. Mulle, co-manager of the new Technology Fund, has been employed by the Manager as a Senior Analyst from February 2005; prior thereto, he was an equity analyst and portfolio manager at Alkeon Capital Management from 2001, before which he was an equity analyst at CIBC Oppenheimer from 1999.


o Mr. Silverberg, assistant portfolio manager of the MidCap Growth Fund since September 2003, has been employed by the Manager as a Vice President and senior analyst since December 2004, as an analyst from October 2001 to December 2004 and as an Assistant Vice President from September 2002 to December 2004, prior to which he was a research analyst at Mark Asset Management Corporation from June 1999 until September 2001 and a research intern at MBF Capital Corporation from September 1999 until June 1999.

LEGAL PROCEEDINGS


Alger Management has responded to inquiries, document requests and/or subpoenas from regulatory authorities, including the United States Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General, the Attorney General of New Jersey, and the West Virginia Securities Commissioner, in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading."

On August 31, 2005, the West Virginia Securities Commissioner in an EX PARTE Summary Order to Cease and Desist and Notice of Right to Hearing concluded that Alger Management and Alger Inc. had violated the West Virginia Uniform Securities Act, and ordered Alger Management and Alger Inc. to cease and desist from further violations of the Act by engaging in the market-timing related conduct described in the order. The EX PARTE order provided notice of their right to a hearing with respect to the violations of law asserted by the Commissioner. Other firms unaffiliated with Alger Management were served with similar orders. [Alger Management and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.]

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including Alger Management, certain mutual funds managed by Alger Management (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases - a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") - were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005 a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court.

The Derivative Complaint alleged (i) violations, by Alger Management and, depending on the specific offense alleged, by its immediate parent, Alger Inc., which is the Distributor of the Alger Mutual Funds, and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940 (the "Investment Company Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by Alger Management, Alger Inc., their affiliates, the funds named as defendants, including the Trust, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934 (the "1934 Act"), and Section 34(b) of the Investment Company Act of 1940, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants. The West Virginia attorney general action also alleges violations of the West Virginia Consumer Credit and Protection Act and other wrongful conduct.

Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed. On November 3, 2005, the district court issued letter rulings dismissing both complaints in their entirety with respect to the Alger Mutual Funds and dismissing all claims against the other Alger defendants, other than the claims under the 1934 Act and Section 36(b) of the Investment Company Act, with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. [Orders implementing the letter rulings have been entered, and various motions for reconsideration of the letter rulings have been filed.]

Alger Management does not believe that the Alger Mutual Funds are themselves targets of the regulatory investigations as potential enforcement defendants. It is possible, however, that the actions of Alger Management and certain of its affiliates and their senior executives and Alger Mutual Fund senior personnel are of interest to the investigators. Although no regulatory enforcement action has yet been commenced against Alger Management, board members or personnel in connection with the matters being investigated (other than the actions resolved in the fall of 2003 against James P. Connelly, Jr., former Vice Chairman of Alger Inc.), it is possible that the SEC and the states may pursue actions in the future. The potential timing of any such action or the relief or remedies that may be sought are not known at this time. Alger Management is not yet able to predict the outcomes of these matters. The SEC and, in some cases, state government authorities have a variety of administrative and civil enforcement powers, including injunctive powers, authority to assess fines and penalties and order restitution, authority to limit the activities of a person or company and other enforcement powers, that may be exercised administratively or through the courts.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against Alger Management or Alger Inc., Alger Management would, in the absence of exemptive relief granted by the SEC, be barred from serving as investment adviser/sub-adviser for any registered investment company, including the Fund. While exemptive relief from Section 9(a) has been granted in certain other cases, there is no assurance that such exemptive relief would be granted if sought. In addition, it is possible that these matters and/or other developments resulting from these matters could result in loss of Alger Management personnel, diversion of time and attention of Alger Management personnel, diminishment of financial resources of Alger Management, or other consequences potentially adverse to the Fund. Alger Management cannot predict the potential effect of such actions upon Alger Management or the Fund. There can be no assurance that the effect, if any, would not be material.

[GRAPHIC OMITTED]   SHAREHOLDER INFORMATION

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
P.O. Box 8480 Boston, MA 02266-8480

NET ASSET VALUE

The value of one share is its "net asset value," or NAV. The NAV is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The Funds generally value their assets on the basis of market quotations or, where market quotations are not readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Board of Trustees. Short-term money market instruments held by the Funds are valued on the basis of amortized cost.

In determining whether market quotations are reliable and readily available, the Manager monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by the Fund. Significant events may affect a particular company (for example, a trading halt in the company's securities on an exchange during the day) or may affect securities markets (for example, a natural disaster such as an earthquake causes a market to close early). If the Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the New York Stock Exchange, that the Manager believes has affected or is likely to affect the price of the instrument, the Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.

--------------------------------------------------------------------------------

  NAV (NET ASSET VALUE) OF A CLASS OF SHARES IS COMPUTED BY ADDING TOGETHER THE VALUE ALLOCABLE TO THE CLASS OF THE FUND'S INVESTMENTS PLUS CASH AND OTHER ASSETS, SUBTRACTING APPLICABLE LIABILITIES AND THEN DIVIDING THE RESULT BY THE NUMBER OF OUTSTANDING SHARES OF THE CLASS.

--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS


The Funds declare and pay dividends and distributions annually. It is expected that annual distributions to shareholders will consist primarily of capital gains in the case of each Fund other than Alger Balanced Institutional Fund, which is expected to have distributions consisting of both capital gains and net investment income. Dividends and distributions may differ between classes of shares of a Fund because of the classes' differing expenses.

Capital gains may be taxable to you at different rates, depending upon how long the Fund held the securities that it sold to create the gains (rather than the length of time you have held shares of the Fund); net investment income is taxable as ordinary income. Participants in tax-deferred accounts ordinarily will not be subject to taxation on dividends from net investment income and net realized capital gains until they receive a distribution of the dividends from their plan accounts.

Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Funds.

CLASSES OF FUND SHARES

Each Fund offers two classes of shares: Class I shares and Class R shares. Only Class I shares are offered in this prospectus. Both classes are offered only to institutional investors, including, but not limited to, qualified pension and retirement plans. The classes differ in that Class R shares are subject to a distribution fee. The expenses of Class I shares will be less than those of Class R shares.

PURCHASING AND REDEEMING FUND SHARES

The Funds are an investment vehicle for institutional investors, such as corporations, foundations, and trusts managing various types of employee benefit plans, as well as charitable, religious and educational institutions. Typical institutional investors include banks, insurance companies, broker-dealers, investment advisers, investment companies, qualified pension and profit-sharing plans, non-qualified deferred compensation plans, and trusts funding charitable, religious and educational institutions. The minimum initial investment in the Funds is $100,000. The Distributor may, at its discretion, waive this minimum under special circumstances. For purposes of the minimum, the Distributor may treat appropriately-related investors--for example, trust funds of the same bank, separate accounts of the same insurance company, clients whose investments are managed by a single bank, insurance company, investment adviser or broker-dealer, or institutional clients of a financial intermediary that maintains an omnibus account with a Fund as a single investor.

The Funds' shares can be purchased or redeemed on any day the New York Stock Exchange is open. Orders will be processed at the NAV next calculated after a purchase or redemption request is received in good order by the transfer agent or other agent appointed by the Distributor. All orders for purchase of shares are subject to acceptance or rejection by the Funds or their transfer agent. The transfer agent pays for redemptions within seven days after it accepts a redemption request.

The Board of Trustees has determined that a Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Manager is able to determine, consistent with its compliance procedures and its reasonable business judgment, are exhibiting a pattern of frequent or short-term trading in Fund shares or shares of other funds sponsored by the Manager.

The Fund might not be able to detect frequent or short-term trading conducted by the underlying owners of shares held in omnibus accounts, and therefore might not be able to effectively prevent frequent or short-term trading in those accounts. There is no guarantee that the Fund's compliance procedures will be successful to identify investors who engage in excessive trading activity or to curtail that activity.

Each Fund may redeem some shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash.

EXCHANGES

You can exchange shares of a Fund for shares of another Fund, subject to certain restrictions. Shares of the Funds can be exchanged or redeemed via telephone under certain circumstances. The Trust and Transfer Agent have reasonable procedures in place to determine that telephone instructions are genuine. They include requesting personal identification and recording calls. If the Trust and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions. For more information on telephone exchanges and redemptions, contact the Transfer Agent.

OTHER INFORMATION

Currently, each Fund posts its month-end top 10 holdings with a 15-day lag, and its month-end full portfolio with a 60-day lag, on its website, WWW.ALGER.COM. The Fund reserves the right to change the policy for posting portfolio holdings on the website without further notice to shareholders. Following publication of portfolio holdings information on the Fund's website, it may be sent by the Fund to any party.

[GRAPHIC OMITTED]   FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the periods shown from the year ended October 31, 2002 forward has been audited by Ernst & Young LLP whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request; information for periods prior thereto has been audited by Arthur Andersen LLP.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                    Income from
                                                               Investment Operations
                                                            --------------------------
                                                                Net
                                                            Realized and                                                  Net
                                                Net Asset       Net         Unrealized      Total     Distributions       Asset
                                                  Value,     Investment        Gain         from          from            Value,
                                                Beginning      Income       (Loss) on     Investment   Net Realized       End of
                                                of Period    (Loss)(iv)     Investments   Operations      Gains           Period
                                                ---------    -----------   -------------  -----------  -------------   ------------
ALGER LARGECAP GROWTH INSTITUTIONAL FUND (i)

CLASS I
Year ended 10/31/04 .........................   $   10.71     $  (0.06)     $    0.21      $    0.15      $     --      $   10.86
Year ended 10/31/03 .........................        8.70        (0.03)          2.04           2.01            --          10.71
Year ended 10/31/02 .........................       11.63        (0.03)         (2.90)         (2.93)           --           8.70
Year ended 10/31/01 .........................       17.15        (0.03)         (4.50)         (4.53)        (0.99)         11.63
Year ended 10/31/00 .........................       17.17        (0.03)          1.92           1.89         (1.91)         17.15

CLASS R
Year ended 10/31/04 .........................   $   10.66     $  (0.12)     $    0.22      $    0.10      $     --      $   10.76
From 1/27/03 to 10/31/03(iii)(v) ............        8.12        (0.06)          2.60           2.54            --          10.66

ALGER SMALLCAP GROWTH INSTITUTIONAL FUND (ii)

CLASS I
Year ended 10/31/04 .........................   $   15.10     $  (0.16)     $    1.13      $    0.97      $     --      $   16.07
Year ended 10/31/03 .........................       10.97        (0.12)          4.25           4.13            --          15.10
Year ended 10/31/02 .........................       13.35        (0.13)         (2.25)         (2.38)           --          10.97
Year ended 10/31/01 .........................       23.78        (0.08)        (10.35)        (10.43)           --          13.35
Year ended 10/31/00 .........................       22.82        (0.06)          2.50           2.44         (1.48)         23.78

CLASS R
Year ended 10/31/04 .........................   $   15.05     $  (0.25)     $    1.13      $    0.88      $     --      $   15.93
From 1/27/03 to 10/31/03(iii)(v) ............       10.72        (0.14)          4.47           4.33            --          15.05

ALGER MIDCAP GROWTH INSTITUTIONAL FUND (vi)

CLASS I
Year ended 10/31/04 .........................   $   14.78     $  (0.13)     $    0.73      $    0.60      $     --      $   15.38
Year ended 10/31/03 .........................       10.76        (0.11)          4.13           4.02            --          14.78
Year ended 10/31/02 .........................       13.34        (0.10)         (2.48)         (2.58)           --          10.76
Year ended 10/31/01 .........................       17.53        (0.08)         (3.44)         (3.52)        (0.67)         13.34
Year ended 10/31/00 .........................       11.80        (0.04)          6.07           6.03         (0.30)         17.53

CLASS R
Year ended 10/31/04 .........................   $   14.73     $  (0.21)     $    0.73      $    0.52      $     --      $   15.25
From 1/27/03 to 10/31/03(iii)(v) ............       10.25        (0.14)          4.62           4.48            --          14.73

----------------
(i) Prior to February 28, 2004, the Alger LargeCap Growth Institutional Fund was the Alger LargeCap Growth Institutional Portfolio and prior to March 1, 2002 it was the Alger Growth Retirement Portfolio.

(ii) Prior to February 28, 2004, the Alger SmallCap Growth Institutional Fund was the Alger Small Cap Institutional Portfolio.

(iii)   Commenced operations January 27, 2003.


(iv) Amount was computed based on average shares outstanding during the period.


(v)     Ratios have been annualized; total return has not been annualized.


(vi) Prior to February 28, 2004, the Alger MidCap Growth Institutional Fund was the Alger MidCap Growth Institutional Portfolio.

                                                                               Ratios/Supplemental Data
                                                                -------------------------------------------------------
                                                                  Net            Ratio of   Ratio of Net
                                                                 Assets,         Expenses    Investment
                                                                 End of            to          Income
                                                                 Period          Average     (Loss) to      Portfolio
                                                   Total         (000's            Net         Average       Turnover
                                                   Return       omitted)          Assets      Net Assets       Rate
                                                ------------    ---------        --------   -------------  ------------

ALGER LARGECAP GROWTH INSTITUTIONAL FUND (i)

CLASS I
Year ended 10/31/04 .........................        1.4%       $ 88,098           1.13%       (0.51)%        191.48%
Year ended 10/31/03 .........................       23.1          91,588           1.14        (0.31)         255.49
Year ended 10/31/02 .........................      (25.2)        108,660           1.14        (0.24)         202.07
Year ended 10/31/01 .........................      (27.5)         97,308           1.09        (0.20)          89.54
Year ended 10/31/00 .........................       10.3         126,573           1.06        (0.16)         101.29

CLASS R
Year ended 10/31/04 .........................        0.9%       $  2,493           1.64%       (1.05)%        191.48%
From 1/27/03 to 10/31/03(iii)(v) ............       31.3             133           1.62        (0.84)         255.49

ALGER SMALLCAP GROWTH INSTITUTIONAL FUND (ii)

CLASS I
Year ended 10/31/04 .........................        6.4%       $ 69,788           1.25%       (1.03)%        135.80%
Year ended 10/31/03 .........................       37.7          93,300           1.24        (0.99)         139.97
Year ended 10/31/02 .........................      (17.8)         62,780           1.25        (1.01)         138.01
Year ended 10/31/01 .........................      (43.9)         86,790           1.19        (0.46)         191.89
Year ended 10/31/00 .........................       10.1         187,973           1.17        (0.23)         242.45

CLASS R
Year ended 10/31/04 .........................        5.8%       $    284           1.75%       (1.55)%        135.80%
From 1/27/03 to 10/31/03(iii)(v) ............       40.4              70           1.74        (1.49)         139.97

ALGER MIDCAP GROWTH INSTITUTIONAL FUND (vi)

CLASS I
Year ended 10/31/04 .........................        4.1%       $839,273           1.15%       (0.87)%        190.93%
Year ended 10/31/03 .........................       37.4         540,742           1.17        (0.89)         217.33
Year ended 10/31/02 .........................      (19.3)        215,727           1.17        (0.81)         284.69
Year ended 10/31/01 .........................      (20.6)        217,153           1.13        (0.51)         130.93
Year ended 10/31/00 .........................       51.3         177,566           1.12        (0.24)         113.14

CLASS R
Year ended 10/31/04 .........................        3.5%       $ 12,000           1.65%       (1.37)%        190.93%
From 1/27/03 to 10/31/03(iii)(v) ............       43.7             790           1.66        (1.40)         217.33

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                           Income from
                                                                       Investment Operations
                                                                     --------------------------
                                                                                       Net
                                                                                  Realized and                              Net
                                                          Net Asset     Net        Unrealized     Total    Distributions   Asset
                                                            Value,   Investment       Gain        from         from        Value,
                                                          Beginning    Income       (Loss) on   Investment  Net Realized   End of
                                                          of Period  (Loss)(iii)   Investments  Operations     Gains       Period
                                                          ---------  -----------  ------------- ---------- ------------- -----------
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND (ix)

CLASS I
Year ended 10/31/04 ..................................... $   11.06   $  (0.10)     $   0.09    $  (0.01)    $     --      $  11.05
Year ended 10/31/03 .....................................      8.97      (0.06)         2.15        2.09           --         11.06
Year ended 10/31/02 .....................................     11.66      (0.08)        (2.61)      (2.69)          --          8.97
Year ended 10/31/01 .....................................     18.12      (0.03)        (6.37)      (6.40)       (0.06)        11.66
Year ended 10/31/00 .....................................     16.19      (0.09)         2.24        2.15        (0.22)        18.12

CLASS R
Year ended 10/31/04 ..................................... $   11.01   $  (0.16)     $   0.10    $  (0.06)    $     --      $  10.95
From 1/27/03 to 10/31/03(ii)(iv) ........................      8.36      (0.08)         2.73        2.65           --         11.01

ALGER BALANCED INSTITUTIONAL FUND (x)

CLASS I
Year ended 10/31/04 ..................................... $    7.41   $   0.02      $   0.07    $   0.09     $     --      $   7.50
Year ended 10/31/03 .....................................      6.67      (0.01)         0.75        0.74           --          7.41
Year ended 10/31/02 .....................................      8.20      (0.39)        (1.14)      (1.53)          --          6.67
From 12/4/00 to 10/31/01(i)(iv) .........................     10.00      (0.11)        (1.69)      (1.80)          --          8.20

CLASS R
Year ended 10/31/04 ..................................... $    7.38   $  (0.02)     $   0.07    $   0.05     $     --      $   7.43
From 1/27/03 to 10/31/03(ii)(iv) ........................      6.43      (0.04)         0.99        0.95           --          7.38

ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL FUND (xi)

CLASS I
Year ended 10/31/04 ..................................... $    5.38   $  (0.05)     $   0.07    $   0.02     $  (0.03)     $   5.37
Year ended 10/31/03 .....................................      4.43      (0.09)         1.04        0.95           --          5.38
Year ended 10/31/02 .....................................      6.37      (0.77)        (1.17)      (1.94)          --          4.43
From 12/4/00 to 10/31/01(i)(iv) .........................     10.00      (0.30)        (3.33)      (3.63)          --          6.37

CLASS R
Year ended 10/31/04 ..................................... $    5.37   $  (0.08)     $   0.08    $     --     $  (0.03)     $   5.34
From 1/27/03 to 10/31/03(ii)(iv) ........................      4.13      (0.08)         1.32        1.24           --          5.37

----------------
(i)     Commenced operations December 4, 2000.

(ii)    Commenced operations January 27, 2003.

(iii) Amount was computed based on average shares outstanding during the period.

(iv)    Ratios have been annualized; total return has not been annualized.

(v)     Amount has been reduced by 1.01% due to expense reimbursement.

(vi)    Amount has been reduced by 1.00% due to expense reimbursement.

(vii)   Amount has been reduced by 0.90% due to expense reimbursement.

(viii)  Amount has been reduced by 0.94% due to expense reimbursement.

(ix) Prior to February 28, 2004 the Alger Capital Appreciation Institutional Fund was the Alger Capital Appreciation Institutional Portfolio.

(x) Prior to February 28, 2004 the Alger Balanced Institutional Fund was the Alger Balanced Institutional Portfolio.

(xi)    Prior  to  February  28,  2004 the  Alger  Socially  Responsible  Growth
        Institutional   Fund  was  the   Alger   Socially   Responsible   Growth
        Institutional Portfolio.

                                                                                          Ratios/Supplemental Data
                                                                        -----------------------------------------------------------
                                                                          Net          Ratio of      Ratio of Net
                                                                         Assets,       Expenses      Investment
                                                                         End of          to            Income
                                                                         Period        Average        (Loss) to        Portfolio
                                                            Total        (000's          Net           Average         Turnover
                                                            Return       omitted)       Assets        Net Assets         Rate
                                                          -----------   ---------      --------      -------------   --------------
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND (ix)

CLASS I
Year ended 10/31/04 .....................................   (0.1)%      $124,889         1.23%           (0.87)%        160.00%
Year ended 10/31/03 .....................................   23.3         160,569         1.23            (0.59)         187.72
Year ended 10/31/02 .....................................  (23.1)        132,010         1.23            (0.73)         180.39
Year ended 10/31/01 .....................................  (35.4)        187,187         1.18            (0.21)         104.17
Year ended 10/31/00 .....................................   13.1         279,916         1.14            (0.43)         144.16

CLASS R
Year ended 10/31/04 .....................................   (0.5)%      $    706         1.73%           (1.39)%        160.00%
From 1/27/03 to 10/31/03(ii)(iv) ........................   31.7              66         1.72            (1.01)         187.72

ALGER BALANCED INSTITUTIONAL FUND (x)

CLASS I
Year ended 10/31/04 .....................................    1.3%       $  1,435         1.35%(v)         0.28%         184.21%
Year ended 10/31/03 .....................................   11.1           1,409         2.00            (0.15)         149.42
Year ended 10/31/02 .....................................  (18.7)            225         6.72            (5.21)         321.89
From 12/4/00 to 10/31/01(i)(iv) .........................  (18.0)            108         3.13            (1.44)          15.99

CLASS R
Year ended 10/31/04 .....................................    0.7%       $    166         1.82%(vi)       (0.28)%        184.21%
From 1/27/03 to 10/31/03(ii)(iv) ........................   14.8              58         2.56            (0.74)         149.42

ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL FUND (xi)

CLASS I
Year ended 10/31/04 .....................................    0.3%       $  1,277         1.34%(vii)      (1.04)%        166.03%
Year ended 10/31/03 .....................................   21.4           1,277         2.26            (1.69)         187.82
Year ended 10/31/02 .....................................  (30.5)             46        13.48           (13.17)         205.83
From 12/4/00 to 10/31/01(i)(iv) .........................  (36.3)             77         5.31            (4.75)         114.33

CLASS R
Year ended 10/31/04 .....................................   (0.1)%      $    107         1.83%(viii)     (1.53)%        166.03%
From 1/27/03 to 10/31/03(ii)(iv) ........................   30.0              66         2.92            (2.29)         187.82

FOR FUND INFORMATION:

BY TELEPHONE:  (800) 992-3362

BY MAIL:       Boston Financial Data Services, Inc.
               Attn: The Alger Institutional Funds
               P.O. Box 8480
               Boston, MA 02266-8480


STATEMENT OF ADDITIONAL INFORMATION


For more detailed information about the Funds and their policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Funds' toll-free number, at the Funds' website at http://www.alger.com or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the period of the report. You can receive free copies of these reports by calling the Funds' toll-free number, at the Funds' website at http://www.alger.com or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 942-8090. Fund documents are also available on the EDGARdatabase on the SEC's Internet site at http://www.sec.gov.

QUARTERLY FUND HOLDINGS


The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the Funds' website at http://www.alger.com or on the SEC's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Funds by calling (800) 992-3362.


DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED
The Alger Institutional Funds

SEC File #811-7986

NOTES:

















                       THIS IS NOT PART OF THE PROSPECTUS.

NOTES:

















                       THIS IS NOT PART OF THE PROSPECTUS.

NOTES:

















                       THIS IS NOT PART OF THE PROSPECTUS.

FRED ALGER & COMPANY, INCORPORATED PRIVACY POLICY


YOUR PRIVACY IS OUR PRIORITY
At Fred Alger & Company, Incorporated ("Alger") we value the confidence you have placed in us. In trusting us with your assets, you provide us with personal and financial data. Alger is committed to maintaining the confidentiality of the personal nonpublic information ("personal information") entrusted to us by our customers. Your privacy is very important to us, and we are dedicated to safeguarding your personal information as we serve your financial needs.


OUR PRIVACY POLICY
We believe you should know about Alger's Privacy Policy and how we collect and protect your personal information. This Privacy Policy ("Policy") describes our practices and policy for collecting, sharing and protecting the personal information of our prospective, current and former customers. The Policy is applicable to Alger and its affiliates, Fred Alger Management, Inc., Alger National Trust Company and Alger Shareholder Services, Inc. as well as the following funds: The Alger Funds, The Alger Institutional Funds, The Alger American Fund, The China-U.S. Growth Fund, Spectra Fund and Castle Convertible Fund, Inc. We are proud of our Policy and hope you will take a moment to read about it.


INFORMATION WE COLLECT
The type of personal information we collect and use varies depending on the Alger products or services you select. We collect personal information that enables us to serve your financial needs, develop and offer new products and services, and fulfill legal and regulatory requirements. Depending on the products or services you request, we obtain personal information about you from the following sources:

Information, such as your name, address and social security number, provided on applications and other forms we receive from you or your representative;

Information  from  your   communications  with  Alger  employees  or  from  your
representative, which may be provided to us by telephone, in writing or through Internet transactions; and

Information about your transactions, such as the purchase and redemption of fund shares, account balances and parties to the transactions, which we receive from our affiliates or other third parties.


SHARING OF PERSONAL INFORMATION
We may share your personal information with our affiliates so that they may process and service your transactions. However, Alger never sells customer lists to any third party. Further, we do not disclose personal information to nonaffiliated third parties, except as required by law or as permitted by law to service your account, such as follows:

              This policy statement is not part of the prospectus.

To third-party service providers that assist us in servicing your accounts (e.g. securities clearinghouses);

To governmental agencies and law enforcement officials (e.g. valid subpoenas, court orders); and

To financial institutions that perform marketing services on our behalf or with whom we have joint marketing agreements that provide for the confidentiality of personal information.

OUR SECURITY PRACTICES
We protect your personal information by maintaining physical, electronic and procedural safeguards. When you visit Alger's Internet sites your information is protected by our systems that utilize 128-bit data encryption, Secure Socket Layer (SSL) protocol, user names, passwords and other precautions. We have implemented safeguards to ensure that access to customer information is limited to employees, such as customer service representatives, who require such information to carry out their job responsibilities. Our employees are aware of their strict responsibility to respect the confidentiality of your personal information. Thank you for choosing to invest with Alger. We value your relationship with us and assure you we will abide by our policy to protect your information.

              This policy statement is not part of the prospectus.

[ALGER LOGO]


















THIS IS NOT PART OF THE PROSPECTUS.
PIFI

                THE ALGER
                INSTITUTIONAL FUNDS


                CLASS R SHARES
                AVAILABLE FOR INVESTMENT BY INSTITUTIONAL
                INVESTORS

                PROSPECTUS ENCLOSED

                MARCH 1, 2006

                ALGER SMALLCAP GROWTH INSTITUTIONAL FUND
                ALGER MIDCAP GROWTH INSTITUTIONAL FUND
                ALGER LARGECAP GROWTH INSTITUTIONAL FUND
                ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
                ALGER TECHNOLOGY INSTITUTIONAL FUND
                ALGER CORE FIXED-INCOME INSTITUTIONAL FUND
                ALGER BALANCED INSTITUTIONAL FUND
                ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL FUND





                THIS IS NOT PART OF THE PROSPECTUS.

                       ENCLOSED IS THE CURRENT PROSPECTUS.
           PLEASE KEEP IT WITH OTHER INVESTMENT RECORDS FOR REFERENCE.



                       THIS IS NOT PART OF THE PROSPECTUS.

                THE ALGER
                INSTITUTIONAL FUNDS


                CLASS R SHARES
                AVAILABLE FOR INVESTMENT BY INSTITUTIONAL
                INVESTORS

                PROSPECTUS


                MARCH 1, 2006

                ALGER SMALLCAP GROWTH INSTITUTIONAL FUND
                ALGER MIDCAP GROWTH INSTITUTIONAL FUND
                ALGER LARGECAP GROWTH INSTITUTIONAL FUND
                ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
                ALGER TECHNOLOGY INSTITUTIONAL FUND
                ALGER CORE FIXED-INCOME INSTITUTIONAL FUND
                ALGER BALANCED INSTITUTIONAL FUND
                ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL FUND




                As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

                An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or other government agency.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


  1 ..............RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE
      1 ..........INVESTMENTS
                  Alger SmallCap Growth Institutional Fund                     1
                  Alger MidCap Growth Institutional Fund                       2
                  Alger LargeCap Growth Institutional Fund                     2
                  Alger Capital Appreciation Institutional Fund                2
                  Alger Technology Institutional Fund                          2
                  Alger Core Fixed-Income Institutional Fund                   3
                  Alger Balanced Institutional Fund                            3
                  Alger Socially Responsible Growth Institutional Fund         3

      4 ..........RISKS
                  Alger SmallCap Growth Institutional Fund                     5
                  Alger MidCap Growth Institutional Fund                       5
                  Alger LargeCap Growth Institutional Fund                     5
                  Alger Capital Appreciation Institutional Fund                5
                  Alger Technology Institutional Fund                          5
                  Alger Core Fixed-Income Institutional Fund                   5
                  Alger Balanced Institutional Fund                            6
                  Alger Socially Responsible Growth Institutional Fund         6

      6 ..........PERFORMANCE
                  Alger SmallCap Growth Institutional Fund                     8
                  Alger MidCap Growth Institutional Fund                       8
                  Alger LargeCap Growth Institutional Fund                     9
                  Alger Capital Appreciation Institutional Fund                9
                  Alger Balanced Institutional Fund                           10
                  Alger Socially Responsible Growth Institutional Fund        10

11 ...............FEES AND EXPENSES

13 ...............ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

15 ...............MANAGEMENT AND ORGANIZATION

19 ...............SHAREHOLDER INFORMATION
                  Distributor                                                 19
                  Transfer Agent                                              19
                  Net Asset Value                                             19
                  Dividends and Distributions                                 20
                  Classes of Fund Shares                                      20
                  Purchasing and Redeeming Fund Shares                        20
                  Exchanges of Fund Shares                                    21
                  Other Information                                           21

24 ...............FINANCIAL HIGHLIGHTS
                  Alger LargeCap Growth Institutional Fund                    24
                  Alger SmallCap Growth Institutional Fund                    24
                  Alger MidCap Growth Institutional Fund                      24
                  Alger Capital Appreciation Institutional Fund               26
                  Alger Balanced Institutional Fund                           26
                  Alger Socially Responsible Growth Institutional Fund        26


Back Cover:       How to Obtain More Information

FRED ALGER & COMPANY, INCORPORATED PRIVACY POLICY (NOT PART OF THIS PROSPECTUS)

                RISK/RETURN SUMMARY:
                INVESTMENTS, RISKS & PERFORMANCE


INVESTMENTS: THE ALGER INSTITUTIONAL FUNDS
The investment goal and primary approach of each Fund is discussed individually below. All of the Funds, with the exception of the Core Fixed-Income Institutional Fund and the fixed-income portion of the Balanced Institutional Fund, invest primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. They invest primarily in "growth" stocks. The Funds' Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:


o  HIGH UNIT VOLUME GROWTH
   Vital, creative companies which offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o  POSITIVE LIFE CYCLE CHANGE
   Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

The company's market capitalization will generally dictate in which Fund(s) the securities will be placed. The market capitalization of a company is its price per share multiplied by the number of its outstanding shares.


All of the Funds may purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements.


ALGER SMALLCAP GROWTH INSTITUTIONAL FUND

GOAL: THE ALGER SMALLCAP GROWTH INSTITUTIONAL FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

APPROACH:  The  Fund  focuses  on  small,   fast-growing  companies  that  offer
innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of small-capitalization companies. A small-capitalization company has a market capitalization within the range of companies in the Russell 2000 Growth Index or the S&P SmallCap 600 Index, updated quarterly.

ALGER MIDCAP GROWTH INSTITUTIONAL FUND

GOAL: THE ALGER MIDCAP GROWTH INSTITUTIONAL FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

APPROACH: The Fund focuses on midsize companies with promising growth potential. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of medium-capitalization companies. A medium-capitalization company has a market capitalization within the range of companies in the Russell Midcap Growth Index or the S&P MidCap 400 Index, updated quarterly.

ALGER LARGECAP GROWTH INSTITUTIONAL FUND

GOAL: THE ALGER LARGECAP GROWTH INSTITUTIONAL FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

APPROACH: The Fund focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of large-capitalization companies. The Fund considers a large-capitalization company to have a market capitalization of $10 billion or greater. Effective April 30, 2005, under normal circumstances the Fund invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have a market capitalization equal to or greater than the market capitalization of companies included in the Russell 1000 Growth Index, updated quarterly.

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

GOAL: THE ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND SEEKS LONG-TERM CAPITAL APPRECIATION.


APPROACH: Under normal circumstances, the Fund invests at least 85% of its net assets in the equity securities of companies of any size that demonstrate promising growth potential.

ALGER TECHNOLOGY INSTITUTIONAL FUND

GOAL: THE ALGER TECHNOLOGY INSTITUTIONAL FUND SEEKS LONG-TERM CAPITAL
APPRECIATION

APPROACH: Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities companies of any size that that are engaged in the technology sector as well as industries within other sectors of the economy that may be experiencing technological change. A company will be considered to be engaged in the technology sector if it derives at least 50% of its earnings or revenues from, or devotes at least 50% of its assets to, activities in any area of the technology sector, including computers, semiconductors, electronics, communications, health care and biotechnology.

The Fund can leverage, that is, borrow money, to buy additional securities. By borrowing money, the Fund has the potential to increase its returns if the increase ion the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

ALGER CORE FIXED-INCOME INSTITUTIONAL FUND

GOAL: THE ALGER CORE FIXED-INCOME INSTITUTIONAL FUND SEEKS AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL.

APPROACH: Under normal circumstances, the Fund invests at least 80% of its net assets in bonds and other fixed-income securities. These instruments will include corporate bonds, debentures and notes, U.S. Government securities, securities of foreign governments and supranational organizations, mortgage-backed securities, and asset-backed securities. The Fund may also invest in derivative instruments creating exposure to such fixed-income securities. Most of the Fund's fixed-income investments will be concentrated within the four highest rating categories as determined by one of the nationally recognized statistical rating organizations ("NRSROs") (or, if unrated, will have been determined to be of comparable quality by the Manager). The Fund also may invest up to 10% of its net assets in lower-rated securities rated "B" (or the equivalent) or better by any one of those rating agencies (or, if unrated, determined to be of comparable quality by the Manager).


ALGER BALANCED INSTITUTIONAL FUND

GOAL: THE ALGER BALANCED INSTITUTIONAL FUND SEEKS CURRENT INCOME AND LONG-TERM CAPITAL APPRECIATION.


APPROACH: The Fund focuses on stocks of companies with growth potential and on fixed-income securities, with emphasis on income-producing securities that appear to have potential for capital appreciation. Under normal circumstances, the Fund invests in equity securities and in fixed-income securities, which may include corporate bonds, debentures and notes, U.S. government securities, mortgage-backed and other asset-backed securities, commercial paper and other fixed-income securities. Most of the Fund's fixed-income investments will be concentrated within the four highest rating categories as determined by one of the NRSROs (or, if unrated, will have been determined to be of comparable quality by the Manager). The Fund also may invest up to 10% of its net assets in lower-rated securities rated "B" (or the equivalent) or better by any one of those rating agencies (or, if unrated, determined to be of comparable quality by the Manager). Under normal circumstances, the Fund will invest at least 25% of its net assets in fixed-income securities.


ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL FUND

GOAL: THE ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

APPROACH: Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies of any market capitalization that, in the opinion of the Fund's management, conduct their business in a socially responsible manner, while demonstrating promising growth potential. Socially responsible conduct extends to the areas of protection of the environment, fair labor practices, equal employment opportunity, the protection of consumers, and, more generally, the enhancement of the quality of life. For example, the Fund seeks to avoid investments in companies that consistently employ unfair labor practices or maintain prac-tices that degrade the environment. The Fund does not invest in companies primarily engaged in the manufacturing or distribution of weapons, tobacco or alcohol or the operation of gambling establishments.




[Graphic Omitted]




                     RISKS

RISKS APPLICABLE TO ALL EQUITY FUNDS

As with any fund that invests in stocks, your investment may fluctuate in value and the possible loss of your investment is a risk of investing. A Fund's price per share will fluctuate due to changes in the market prices of its investments. An investment in a Fund may not grow as fast as the rate of inflation. Additionally, stocks tend to be more volatile than some other investments you could make, such as bonds. Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on the Funds' investment styles and objectives, an investment in them may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

A Fund's trading in some stocks may be relatively short-term, meaning the Fund may buy a security and sell it a short time later if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses and thereby may adversely affect Fund performance. In addition, a high level of short-term trading may increase a Fund's realized gains, thereby increasing the amount that must be distributed to shareholders at the end of the year.


If the Manager incorrectly predicts the price movement of a security or market, an option held by a Fund may expire unexercised and the Fund will lose the premium it paid for the option, or the Fund as the writer of an option may be required to purchase or sell the optioned security at a disadvantageous price or settle an index option at a loss. Also, an imperfect correlation between a hedge and the securities hedged may render the hedge partially ineffective.


There may be additional risks applicable to a specific Fund because of its investment approach.

To the extent that a Fund invests in securities other than those that are its primary focus, the risks associated with such other investments, described in the Fund's Prospectus and Statement of Additional Information, are pertinent.

RISKS APPLICABLE TO ALGER SMALLCAP GROWTH INSTITUTIONAL FUND

A risk of investing in the Fund is:

o the possibility of greater risk of a decrease in the value of your investment by investing in smaller, less-seasoned companies rather than larger, more-established companies owing to such factors as inexperienced management and limited product lines or financial resources.

RISKS APPLICABLE TO ALGER MIDCAP GROWTH INSTITUTIONAL FUND

A risk of investingin the Fund is:

o the possibility of greater risk of a decrease in the value of your investment by investing in medium-capitalization companies rather than larger, more established companies owing to such factors as inexperienced management and limited product lines or financial resources.

RISKS APPLICABLE TO ALGER LARGECAP GROWTH INSTITUTIONAL FUND

The Fund's primary risks are those summarized above in "Risks Applicable to All Equity Funds."

RISKS APPLICABLE TO ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND


Investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth.

RISKS APPLICABLE TO ALGER TECHNOLOGY INSTITUTIONAL FUND

Risks of investing in the Fund are:

o investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth.

o the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed.

o since the Fund concentrates its investments in the technology sector, the value of the Fund's shares may be more volatile than mutual funds that do not similarly concentrate their investments. In addition, the comparative rapidity of product development and technological advancement in many areas of the sector may be reflected in greater volatility of the stocks of companies operating in those areas.

RISKS APPLICABLE TO ALGER CORE FIXED-INCOME INSTITUTIONAL FUND

Risks of investing in the Fund are:

o fixed-income securities' sensitivity to interest-rate movements; their market values tend to fall when interest rates rise.

o lower-rated securities' greater risk of default, generally less liquidity, and susceptibility to greater price volatility.

o the potential for a decline in the value of the Fund's portfolio securities in the event of an issuer's falling credit rating or actual default.

o mortgage-backed and asset-backed securities' sensitivity to interest rate movement; their duration and volatility move with interest rates.


RISKS APPLICABLE TO ALGER BALANCED  INSTITUTIONAL FUND

The primary risks arising from the fixed-income portion of the Fund are:


o fixed-income securities' sensitivity to interest-rate movements; their market values tend to fall when interest rates rise.

o lower-rated securities' greater risk of default, generally less liquidity, and susceptibility to greater price volatility.

o the potential for a decline in the value of the Fund's portfolio securities in the event of an issuer's falling credit rating or actual default.

o mortgage-backed and asset-backed securities' sensitivity to interest rate movement; their duration and volatility move with interest rates.


The primary risks for the equity portion of the Fund are those summarized above in "Risks Applicable to All Equity Funds."

This Fund may appeal to investors who seek some long-term capital growth while also maintaining exposure to more conservative, income-producing fixed-income investments.

RISKS APPLICABLE TO ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL FUND

Investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth. Moreover, since the portfolio normally invests only in companies it deems to be socially responsible, your return may be less than it would have been had you invested in a Fund which does not employ a social responsibility screen.



[Graphic Omitted]




                          PERFORMANCE

The following bar charts show each Fund's performance and give you some indication of the risks of investing in the Fund. They assume reinvestment of dividends and distributions.

The Average Annual Total Return tables show the risk of investing in a Fund by comparing the Fund's performance with that of an appropriate benchmark index. The tables also show the effect of taxes on the Funds' returns by presenting after-tax returns. These returns are calculated using the highest individual federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. A "Return After Taxes on Distributions and Sale of Fund Shares" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown will be irrelevant to investors owning shares through tax-deferred accounts, such as IRAs or 401(k) plans. The returns assume reinvestment of dividends and distributions. Remember that a Fund's past performance (before or after taxes) is not necessarily an indication of how it will perform in the future. Because the Alger Technology Institutional Fund and the Alger Core
Fixed-Income Institutional Fund are new funds, no performance history is provided for them.


Each index used in the tables is a broad index designed to track a particular market or market segment. No expenses, fees or taxes are reflected in the returns for the indexes, which are unmanaged. All returns for the indexes assume reinvestment of dividends and interest on the underlying securities that make up the respective index. Investors cannot invest directly in any index.

o Russell 1000 Growth Index: An index of common stocks designed to track performance of large-capitalization companies with greater than average growth orientation.

o Russell 2000 Growth Index: An index of common stocks designed to track performance of small-capitalization companies with greater than average growth orientation.

o Russell 3000 Growth Index: An index of common stocks designed to track performance of companies with greater than average growth orientation in general.

o Russell Midcap Growth Index: An index of common stocks designed to track performance of medium-capitalization companies with greater than average growth orientation.

o Lehman Brothers Government/Credit Bond Index: An index designed to track performance of government and corporate bonds.

  ALGER SMALLCAP GROWTH INSTITUTIONAL FUND
  Annual Total Return as of December 31 (%)

  Class R
                                                                 BEST QUARTER:
                                                                Q4 2004 15.37%

                                                                WORST QUARTER:
                                                                Q3 2004 -7.72%
                        15.89
                        -----
                         04


  Average Annual Total Return as of December 31, 2004
                                                                      Since
                                                                    Inception
  Class R                                                1 Year     (1/27/03)
--------------------------------------------------------------------------------
  SmallCap Growth
  Return Before Taxes                                  15.89%           30.55%
  Return After Taxes on Distributions                  15.89%           30.55%
  Return After Taxes on Distributions
    and Sale of Fund Shares                            10.33%           26.45%
  Russell 2000 Growth Index                            14.31%           33.18%





  ALGER MIDCAP GROWTH INSTITUTIONAL FUND
  Annual Total Return as of December 31 (%)

  Class R
                                                                 BEST QUARTER:
                                                                Q4 2004 15.24%

                                                                WORST QUARTER:
                                                                Q3 2004 -7.99%
                        11.53
                        -----
                          04


  Average Annual Total Return as of December 31, 2004
                                                                      Since
                                                                    Inception
  Class R                                                1 Year     (1/27/03)
--------------------------------------------------------------------------------
  MidCap Growth
  Return Before Taxes                                  11.53%           29.85%
  Return After Taxes on Distributions                  11.28%           29.74%
  Return After Taxes on Distributions
    and Sale of Fund Shares                             7.82%           25.83%
  Russell Midcap Growth Index                          15.48%           30.13%

  ALGER LARGECAP GROWTH INSTITUTIONAL FUND
  Annual Total Return as of December 31 (%)

  Class R

                                                                 Best Quarter:
                                                                Q4 2004 10.29%

                                                                WORST QUARTER:
                                                                Q3 2004 -7.75%


   [The following plot points represent a bar chart in the printed document]

                         4.19
                        -----
                          04


  Average Annual Total Return as of December 31, 2004
                                                                      Since
                                                                    Inception
  Class R                                                1 Year     (1/27/03)
--------------------------------------------------------------------------------
  LargeCap Growth
  Return Before Taxes                                   4.19%           20.74%
  Return After Taxes on Distributions                   4.19%           20.74%
  Return After Taxes on Distributions
    and Sale of Fund Shares                             2.73%           17.85%
  Russell 1000 Growth Index                             6.30%           19.42%

--------------------------------------------------------------------------------
  ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
  Annual Total Return as of December 31 (%)

  Class R
                                                                 BEST QUARTER:
                                                                Q4 2004 13.48%

                                                                WORST QUARTER:
                                                               Q3 2004 -10.25%

   [The following plot points represent a bar chart in the printed document]

                         7.45
                        -----
                          04


  Average Annual Total Return as of December 31, 2004
                                                                      Since
                                                                    Inception
  Class R                                                1 Year     (1/27/03)
--------------------------------------------------------------------------------
  Capital Appreciation
  Return Before Taxes                                   7.45%           21.20%
  Return After Taxes on Distributions                   7.45%           21.20%
  Return After Taxes on Distributions
    and Sale of Fund Shares                             4.84%           18.28%
  Russell 3000 Growth Index                             6.93%           20.36%

  ALGER BALANCED INSTITUTIONAL FUND
  Annual Total Return as of December 31 (%)

  Class R
                                                                 BEST QUARTER:
                                                                 Q4 2004 6.11%

                                                                WORST QUARTER:
                                                                Q3 2004 -3.90%

   [The following plot points represent a bar chart in the printed document]

                         3.05
                        -----
                          04


  Average Annual Total Return as of December 31, 2004
                                                                      Since
                                                                    Inception
  Class R                                                1 Year     (1/27/03)
--------------------------------------------------------------------------------
  Balanced
  Return Before Taxes                                   3.05%           10.82%
  Return After Taxes on Distributions                   2.41%           10.48%
  Return After Taxes on Distributions and Sale
    of Fund Shares                                      2.40%            9.17%
  Russell 1000 Growth Index                             6.30%           19.42%
  Lehman Gov't/Credit Bond Index                        4.21%            4.67%

--------------------------------------------------------------------------------
  ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL FUND
  Annual Total Return as of December 31 (%)

  Class R
                                                                 BEST QUARTER:
                                                                Q4 2004 12.29%

                                                                WORST QUARTER:
                                                                Q3 2004 -9.71%

   [The following plot points represent a bar chart in the printed document]

                      7.15
                     -----
                      04


  Average Annual Total Return as of December 31, 2004
                                                                      Since
                                                                    Inception
  Class R                                                1 Year     (1/27/03)
--------------------------------------------------------------------------------

SOCIALLY RESPONSIBLE GROWTH
  Return Before Taxes                                   7.15%           20.06%
  Return After Taxes on Distributions                   6.49%           19.60%
  Return After Taxes on Distributions and Sale
    of Fund Shares                                      5.51%           17.21%
  Russell 3000 Growth Index                             6.93%           20.36%

[Graphic Omitted]

                        FEES AND EXPENSES

Investors incur certain fees and expenses in connection with an investment in the Funds. The following table shows the fees and expenses that you may incur if you buy and hold Class R shares of the Funds. There are no sales charges on purchases or redemptions. The numbers below are based on each Fund's expenses during its fiscal year ended October 31, 2004.




                         ANNUAL FUND OPERATING EXPENSES
                    (as a percentage of average net assets)

                            SHAREHOLDER                                                              Fee
                            FEES                                                        Total        Waiver
                            (Feeps paid              Distri-                            Fund         and/or
                            Directly      Manage-    bution    Shareholder              Annual       Expense
                            from your     ment       (12b-1)   Serving      Other       Operating    Reimbur-   Net
                            investment)   Fees       Fees      Fees         Expenses    Expenses     sement     Expenses
------------------------------------------------------------------------------------------------------------------------

 ALGER SMALLCAP GROWTH
 INSTITUTIONAL FUND           None         .85%       .50%      .25%         .15%         1.75%         N/A      N/A
------------------------------------------------------------------------------------------------------------------------
 ALGER MIDCAP GROWTH
 INSTITUTIONAL FUND           None         .80%       .50%      .25%         .10%         1.65%         N/A      N/A
------------------------------------------------------------------------------------------------------------------------
 ALGER LARGECAP GROWTH
 INSTITUTIONAL FUND           None         .75%       .50%      .25%         .14%         1.64%         N/A      N/A
------------------------------------------------------------------------------------------------------------------------
 ALGER CAPITAL
 APPRECIATION
 INSTITUTIONAL FUND           None         .85%       .50%      .25%         .13%         1.73%         N/A      N/A
------------------------------------------------------------------------------------------------------------------------
 ALGER TECHNOLOGY
 INSTITUTIONAL FUND           None         .85%       None      .25%            %              %         %*      1.25%
------------------------------------------------------------------------------------------------------------------------
 ALGER CORE
 FIXED-INCOME
 INSTITUTIONAL FUND           None        .375%       None      .25%            %              %        .%*      1.25%
------------------------------------------------------------------------------------------------------------------------
 ALGER BALANCED
 INSTITUTIONAL FUND           None         .75%       .50%      .25%        1.32%          2.82%     1.07%*      1.75%
------------------------------------------------------------------------------------------------------------------------
 ALGER SOCIALLY
 RESPONSIBLE GROWTH
 INSTITUTIONAL FUND           None         .75%       .50%      .25%        1.52%          2.77%     1.02%*      1.75%
------------------------------------------------------------------------------------------------------------------------


* The Manager has contractually agreed to waive its fee and/or reimburse Fund expenses through February 28, 2006 to the extent necessary to limit the annual operating expenses of Class R Shares of the Fund to 1.75%.


EXAMPLE

The following example, which reflects the shareholder fees and operating expenses listed above, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class R shares of a Fund for the time periods indicated, regardless of whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
                                 1 Year       3 Years     5 Years     10 Years
--------------------------------------------------------------------------------

  ALGER SMALLCAP GROWTH
  INSTITUTIONAL FUND              $178          $551       $  949      $2,062
--------------------------------------------------------------------------------

  ALGER MIDCAP GROWTH
  INSTITUTIONAL FUND              $168          $520       $  897      $1,955
--------------------------------------------------------------------------------

  ALGER LARGECAP GROWTH
  INSTITUTIONAL FUND              $167          $517       $  892      $1,944
--------------------------------------------------------------------------------

  ALGER CAPITAL APPRECIATION
  INSTITUTIONAL FUND              $176          $545       $  939      $2,041
--------------------------------------------------------------------------------

  ALGER TECHNOLOGY
  INSTITUTIONAL FUND*            $             $           $           $
--------------------------------------------------------------------------------

  ALGER CORE FIXED-INCOME
  INSTITUTIONAL FUND*            $             $           $           $
--------------------------------------------------------------------------------

  ALGER BALANCED
  INSTITUTIONAL FUND*            $178          $773        $1,394      $3,070
--------------------------------------------------------------------------------

  ALGER SOCIALLY RESPONSIBLE
  GROWTH INSTITUTIONAL FUND*      $178          $763       $1,374      $3,025
--------------------------------------------------------------------------------


* Absent first-year fee waivers and reimbursements, your costs would be as follows:


--------------------------------------------------------------------------------
                                 1 Year       3 Years     5 Years     10 Years
--------------------------------------------------------------------------------

  ALGER TECHNOLOGY
  INSTITUTIONAL FUND             $             $           $           $
--------------------------------------------------------------------------------

  ALGER CORE FIXED-INCOME
  INSTITUTIONAL FUND             $             $           $           $
--------------------------------------------------------------------------------

  ALGER BALANCED
  INSTITUTIONAL FUND             $285          $874        $1,489      $3,147
--------------------------------------------------------------------------------

  ALGER SOCIALLY RESPONSIBLE
  GROWTH INSTITUTIONAL FUND      $280          $859        $1,464      $3,099
--------------------------------------------------------------------------------


Each Fund may compensate certain entities (other than the Distributor, Fred Alger & Company, Incorporated, and its affiliates) for providing recordkeeping and/or administrative services to participating institutional accounts holding Class R shares at an annual rate of up to 0.25% of the net asset value of Class R shares of the Fund held by those accounts. The Distributor may pay additional compensation from its own resources.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS


SECURITIES RATINGS

Fixed-income securities rated below "investment grade" -- a term that refers to the top four rating categories by an NRSRO -- are sometimes referred to as "high yield" securities because of their typically higher yields or as "junk bonds" because of their lower credit quality and more speculative character. The Balanced Fund and the Core Fixed-Income Fund may invest in such lower-rated securities to achieve higher yields only if the securities are rated in one of the two categories just below investment grade (BB and B of Standard & Poor's, Fitch, and Dominion, Ba and B of Moody's, bb and b of A.M. Best). See the Appendix to the SAI for a fuller discussion of the rating categories.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES.

Rising interest rates tend to extend the duration of mortgage-backed and asset-backed securities, making them more sensitive to interest rate movements. As a result, in a period of rising interest rates, a fund that holds mortgage-backed and asset-backed securities may exhibit additional volatility. In addition, mortgage-backed and asset-backed securities are subject to prepayment risk. For example, when interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates.

OPTIONS

A call option on a security gives the purchaser of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer is obligated upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option on a security gives the holder of the option, in return for the premium paid, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The writer, who receives the premium, is obligated upon exercise of the option to buy the underlying security at the exercise price. An option on a stock index gives the holder the right to receive a cash settlement during the term of the option based on the amount, if any, by which the exercise price exceeds (if the option is a put) or is exceeded by (if the option is a call) the current value of the index, which is itself a function of the market values of the securities included in the index. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

A Fund may purchase a put option on a portfolio security to seek to protect against a decline in the market value of the security, or, if the Fund contemplates purchasing a security in the future, purchase a call option on the security in anticipation of an increase in the security's market value. When a Fund writes an option, if the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option generally will expire unexercised and the Fund will realize as profit the premium it received. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the holder at the exercise price and will not participate in any increase in the securities' value above that price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at a price in excess of their market value.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. Price movements in a Fund's portfolio securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend in part on the ability of the Manager to predict correctly movements in the direction of a particular market or of the stock market generally. Because options on indexes require settlement in cash, the Fund might be forced to liquidate portfolio securities to meet settlement obligations.


TEMPORARY DEFENSIVE AND INTERIM INVESTMENTS

In times of adverse or unstable market, economic or political conditions, each Fund may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents (such as commercial paper or money market instruments) for temporary defensive reasons. This is to attempt to protect the Fund's assets from a temporary, unacceptable risk of loss, rather than directly to promote the Fund's investment objective. A Fund may also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. A Fund may not achieve its investment objective while in a temporary defensive or interim position.


Other securities the Funds may invest in are discussed in the Funds' Statement of Additional Information (see back cover of this Prospectus).

[Graphic Omitted]


                   MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/04) approximately $8.2 billion in mutual fund assets as well as $1.5 billion in other assets. The Manager makes investment decisions for the Funds and continuously reviews and administers their investment programs. These management responsibilities are subject to the supervision of the Funds' Board of Trustees. The Funds have had the same manager since inception, and they pay the Manager fees at the following annual rates based on a percentage of average daily net assets: SmallCap Growth and Capital Appreciation--.85%; MidCap Growth--.80%; Balanced, Socially Responsible Growth and LargeCap Growth--.75%.

PORTFOLIO MANAGERS


Fred M. Alger III is the chief market strategist for all Funds, overseeing the investments of each Fund since September 2001. Mr Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the Funds prior to 1995. Dan C. Chung, CFA, Jill Greenwald, CFA, Patrick Kelly, CFA, Kevin Collins, CFA, John A. Curry, Anne Meisner, Thomas Mulle and Andrew Silverberg are the individuals responsible for the day-to-day management of Fund investments.

o Mr. Chung, manager of the MidCap Growth Fund since September 2001 and of the LargeCap Growth Fund since September 2004, and co-manager of the LargeCap Growth Fund from September 2001 to September 2004, of the Balanced Fund from September 2001 to September 2003 and of the new Technology Fund, has been employed by the Manager since 1994, as a Vice President and analyst from 1996 to 1999, as a Senior Vice President and senior analyst until 2000, as an Executive Vice President until September 2003, as portfolio manager since 2000, as Chief Investment Officer since 2001 and as President since September 2003.


o Ms. Greenwald, manager of the SmallCap Growth Fund since November 2001, has been employed by the Manager as a Senior Vice President and portfolio manager since November 2001, prior to which she was employed by the Manager as an analyst and later a senior analyst from 1986 to 1992, as a Managing Director and senior portfolio manager at Chase Manhattan Bank from 1994 through 1999 and as a Senior Vice President and Investment Officer at J & W Seligman & Co. from 1999 until November 2001.


o Mr. Kelly, portfolio manager of Capital Appreciation Fund and Socially Responsible Fund since October 2005, has been employed by the Manager as a research associate from July 1999 to February 2001, as an Assistant Vice President and associate analyst from February 2001 to September 2001, as a Vice President and analyst from September 2001 to September 2004, and as a Senior Vice President and portfolio manager since September 2004.


o Mr. Collins, co-manager of the Balanced Fund since September 2003, has been employed by the Manager as a Senior Vice President, portfolio manager and senior analyst since September 2003, prior to which period he was employed by the Manager as an analyst and later as a Vice President and senior analyst from 1996 until September 2003.


o Mr. Curry, co-manager of the Balanced Fund since December 2004 and portfolio manager of the new Technology Fund, was previously Vice President at Janney Montgomery Scott, LLC (September 2003 to December 2004), prior to which he was a portfolio manager for Whitehall Asset Management's fixed-income institutional and retail assets (March 1999 to March 2003) and a portfolio manager at UBS Global Asset Management within the firm's institutional fixed-income assets division (July 1995 to February 1999).

o Ms. Meisner, co-manager of the new Technology Fund, has been employed by the Manager as a Senior Analyst from May 2005; prior thereto, she was Managing Director of the Active Equity Group at Deutsche Asset Management/Scudder Investments from 200x, before which she wasVice President of Global Investment Research at Goldman Sachs & Co.

o Mr. Mulle, co-manager of the new Technology Fund, has been employed by the Manager as a Senior Analyst from February 2005; prior thereto, he was an equity analyst and portfolio manager at Alkeon Capital Management from 2001, before which he was an equity analyst at CIBC Oppenheimer from 1999.


o Mr. Silverberg, assistant portfolio manager of the MidCap Growth Fund since September 2003, has been employed by the Manager as a Vice President and senior analyst since December 2004, as an analyst from October 2001 to December 2004 and as an Assistant Vice President from September 2002 to December 2004, prior to which he was a research analyst at Mark Asset Management Corporation from June 1999 until September 2001 and a research intern at MBF Capital Corporation from September 1999 until June 1999.

LEGAL PROCEEDINGS


Alger Management has responded to inquiries, document requests and/or subpoenas from regulatory authorities, including the United States Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General, the Attorney General of New Jersey, and the West Virginia Securities Commissioner, in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading."

On August 31, 2005, the West Virginia Securities Commissioner in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing concluded that Alger Management and Alger Inc. had violated the West Virginia Uniform Securities Act, and ordered Alger Management and Alger Inc. to cease and desist from further violations of the Act by engaging in the market-timing related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the Commissioner. Other firms unaffiliated with Alger Management were served with similar orders. [Alger Management and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.]

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including Alger Management, certain mutual funds managed by Alger Management (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases -- a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") -- were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005 a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court.

The Derivative Complaint alleged (i) violations, by Alger Management and, depending on the specific offense alleged, by its immediate parent, Alger Inc., which is the Distributor of the Alger Mutual Funds, and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940 (the "Investment Company Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by Alger Management, Alger Inc., their affiliates, the funds named as defendants, including the Trust, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934 (the "1934 Act"), and Section 34(b) of the Investment Company Act of 1940, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants. The West Virginia attorney general action also alleges violations of the West Virginia Consumer Credit and Protection Act and other wrongful conduct.

Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed. On November 3, 2005, the district court issued letter rulings dismissing both complaints in their entirety with respect to the Alger Mutual Funds and dismissing all claims against the other Alger defendants, other than the claims under the 1934 Act and Section 36(b) of the Investment Company Act, with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. [Orders implementing the letter rulings have been entered, and various motions for reconsideration of the letter rulings have been filed.]

Alger Management does not believe that the Alger Mutual Funds are themselves targets of the regulatory investigations as potential enforcement defendants. It is possible, however, that the actions of Alger Management and certain of its affiliates and their senior executives and Alger Mutual Fund senior personnel are of interest to the investigators. Although no regulatory enforcement action has yet been commenced against Alger Management, board members or personnel in connection with the matters being investigated (other than the actions resolved in the fall of 2003 against James P. Connelly, Jr., former Vice Chairman of Alger Inc.), it is possible that the SEC and the states may pursue actions in the future. The potential timing of any such action or the relief or remedies that may be sought are not known at this time. Alger Management is not yet able to predict the outcomes of these matters. The SEC and, in some cases, state government authorities have a variety of administrative and civil enforcement powers, including injunctive powers, authority to assess fines and penalties and order restitution, authority to limit the activities of a person or company and other enforcement powers, that may be exercised administratively or through the courts.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against Alger Management or Alger Inc., Alger Management would, in the absence of exemptive relief granted by the SEC, be barred from serving as investment adviser/sub-adviser for any registered investment company, including the Fund. While exemptive relief from Section 9(a) has been granted in certain other cases, there is no assurance that such exemptive relief would be granted if sought. In addition, it is possible that these matters and/or other developments resulting from these matters could result in loss of Alger Management personnel, diversion of time and attention of Alger Management personnel, diminishment of financial resources of Alger Management, or other consequences potentially adverse to the Fund. Alger Management cannot predict the potential effect of such actions upon Alger Management or the Fund. There can be no assurance that the effect, if any, would not be material.

[Graphic Omitted]


                   SHAREHOLDER INFORMATION

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
P.O. Box 8480 Boston, MA 02266-8480

NET ASSET VALUE

The value of one share is its "net asset value," or NAV. The NAV is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The Funds generally value their assets on the basis of market quotations or, where market quotations are not readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Board of Trustees. Short-term money market instruments held by the Funds are valued on the basis of amortized cost.

In determining whether market quotations are reliable and readily available, the Manager monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by the Fund. Significant events may affect a particular company (for example, a trading halt in the company's securities on an exchange during the day) or may affect securities markets (for example, a natural disaster such as an earthquake causes a market to close early). If the Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the New York Stock Exchange, that the Manager believes has affected or is likely to affect the price of the instrument, the Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.

  NAV (NET ASSET VALUE) OF A CLASS OF SHARES IS COMPUTED BY ADDING TOGETHER THE VALUE ALLOCABLE TO THE CLASS OF THE FUND'S INVESTMENTS PLUS CASH AND OTHER ASSETS, SUBTRACTING APPLICABLE LIABILITIES AND THEN DIVIDING THE RESULT BY THE NUMBER OF OUTSTANDING SHARES OF THE CLASS.

DIVIDENDS AND DISTRIBUTIONS

The Funds declare and pay dividends and distributions annually. It is expected that annual distributions to shareholders will consist primarily of capital gains in the case of each Fund other than Alger Balanced Institutional Fund, which is expected to have distributions consisting of both capital gains and net investment income. Dividends and distributions may differ between classes of shares of a Fund because of the classes' differing expenses.

Capital gains may be taxable to you at different rates, depending upon how long the Fund held the securities that it sold to create the gains (rather than the length of time you have held shares of the Fund); net investment income is taxable as ordinary income. Participants in tax-deferred accounts ordinarily will not be subject to taxation on dividends from net investment income and net realized capital gains until they receive a distribution of the dividends from their plan accounts.

Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Funds.

CLASSES OF FUND SHARES

Each Fund offers two classes of shares: Class I shares and Class R shares. Only Class R shares are offered in this prospectus. Both classes are offered only to institutional investors including, but not limited to, qualified pension and retirement plans. The classes differ in that, pursuant to a plan adopted under Rule 12b-1 under the Investment Company Act, only Class R shares pay a distribution fee out of their assets on an ongoing basis to compensate financial intermediaries for distribution assistance and shareholder services. Over time, these fees will increase the cost of an investment in Class R shares and may cost an investor more than paying other types of sales charges. The expenses of Class I shares will be less than those of Class R shares.

PURCHASING AND REDEEMING FUND SHARES

The Funds are an investment vehicle for institutional investors, such as corporations, foundations, and trusts managing various types of employee benefit plans, as well as charitable, religious and educational institutions. Typical institutional investors include banks, insurance companies, broker-dealers, investment advisers, investment companies, qualified pension and profit-sharing plans, non-qualified deferred compensation plans, and trusts funding charitable, religious and educational institutions. The minimum initial investment in the Funds is $100,000. The Distributor may, at its discretion, waive this minimum under special circumstances. For purposes of the minimum, the Distributor may treat appropriately-related investors--for example, trust funds of the same bank, separate accounts of the same insurance company, clients whose investments are managed by a single bank, insurance company, investment adviser or broker-dealer, or institutional clients of a financial intermediary that maintains an omnibus account with a Fund--as a single investor. Class R shares are currently available to retirement and benefit plans and other institutional investors which place orders through financial intermediaries that perform administrative and/or other services for these accounts and that have entered into special arrangements with the Funds and/or the Distributor specifically for such orders.

The Funds' shares can be purchased or redeemed on any day the New York Stock Exchange is open. Orders will be processed at the NAV next calculated after a purchase or redemption request is received in good order by the transfer agent or other agent appointed by the Distributor. All orders for purchase of shares are subject to acceptance or rejection by the Funds or their transfer agent. The transfer agent pays for redemptions within seven days after it accepts a redemption request.

The Board of Trustees has determined that a Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Manager is able to determine, consistent with its compliance procedures and its reasonable business judgment, are exhibiting a pattern of frequent or short-term trading in Fund shares or shares of other funds sponsored by the Manager.

The Fund might not be able to detect frequent or short-term trading conducted by the underlying owners of shares held in omnibus accounts, and therefore might not be able to effectively prevent frequent or short-term trading in those accounts. There is no guarantee that the Fund's compliance procedures will be successful to identify investors who engage in excessive trading activity or to curtail that activity.

Each Fund may redeem some shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash.

EXCHANGES

You can exchange shares of a Fund for shares of another Fund, subject to certain restrictions. Shares of the Funds can be exchanged or redeemed via telephone under certain circumstances. The Trust and Transfer Agent have reasonable procedures in place to determine that telephone instructions are genuine. They include requesting personal identification and recording calls. If the Trust and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions. For more information on telephone exchanges and redemptions, contact the Transfer Agent.

OTHER INFORMATION

Currently, each Fund posts its month-end top 10 holdings with a 15-day lag, and its month-end full portfolio with a 60-day lag, on its website, WWW.ALGER.COM. The Fund reserves the right to change the policy for posting portfolio holdings on the website without further notice to shareholders. Following publication of portfolio holdings information on the Fund's website, it may be sent by the Fund to any party.

[Graphic Omitted]


                          FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the periods shown from the year ended October 31, 2002 forward has been audited by Ernst &Young LLP whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request; information for periods prior thereto has been audited by Arthur Andersen LLP.

                      [This Page Intentionally Left Blank]

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                    Income from
                                               Investment Operations
                                              -----------------------
                                                             Net
                                                         Realized and                                  Net
                                  Net Asset       Net     Unrealized       Total      Distributions   Asset
                                   Value,     Investment     Gain          from            from       Value,
                                  Beginning     Income    (Loss) on     Investment     Net Realized   End of
                                  of Period   (Loss)(iv)  Investments   Operations         Gains      Period
                                 ----------   ----------- -----------   -----------   -------------   ------
ALGER LARGECAP GROWTH INSTITUTIONAL FUND (I)
CLASS I
Year ended 10/31/04                $10.71      $(0.06)    $  0.21        $  0.15          $ --        $10.86
Year ended 10/31/03                  8.70       (0.03)       2.04           2.01            --         10.71
Year ended 10/31/02                 11.63       (0.03)      (2.90)         (2.93)           --          8.70
Year ended 10/31/01                 17.15       (0.03)      (4.50)         (4.53)          (0.99)      11.63
Year ended 10/31/00                 17.17       (0.03)       1.92           1.89           (1.91)      17.15
CLASS R

YEAR ENDED 10/31/04                $10.66      $(0.12)    $  0.22        $  0.10          $  --       $10.76
From 1/27/03 to 10/31/03(iii)(v)     8.12       (0.06)       2.60           2.54             --        10.66

ALGER SMALLCAP GROWTH INSTITUTIONAL FUND (II)
CLASS I
Year ended 10/31/04                $15.10      $(0.16)    $  1.13        $  0.97          $ --        $16.07
Year ended 10/31/03                 10.97       (0.12)       4.25           4.13            --         15.10
Year ended 10/31/02                 13.35       (0.13)      (2.25)         (2.38)           --         10.97
Year ended 10/31/01                 23.78       (0.08)     (10.35)        (10.43)           --         13.35
Year ended 10/31/00                 22.82       (0.06)       2.50           2.44           (1.48)      23.78
CLASS R
Year ended 10/31/04                $15.05      $(0.25)    $  1.13        $  0.88          $ --        $15.93
From 1/27/03 to 10/31/03(iii)(v)    10.72       (0.14)       4.47           4.33            --         15.05

ALGER MIDCAP GROWTH INSTITUTIONAL FUND (VI)
CLASS I
Year ended 10/31/04                $14.78      $(0.13)    $  0.73        $  0.60          $ --        $15.38
Year ended 10/31/03                 10.76       (0.11)       4.13           4.02            --         14.78
Year ended 10/31/02                 13.34       (0.10)      (2.48)         (2.58)           --         10.76
Year ended 10/31/01                 17.53       (0.08)      (3.44)         (3.52)          (0.67)      13.34
Year ended 10/31/00                 11.80       (0.04)       6.07           6.03           (0.30)      17.53
CLASS R
Year ended 10/31/04                $14.73      $(0.21)    $  0.73        $  0.52          $ --        $15.25
From 1/27/03 to 10/31/03(iii)(v)    10.25       (0.14)       4.62           4.48            --         14.73


------------------------
(i) Prior to February 28, 2004, the Alger LargeCap Growth Institutional Fund was the Alger LargeCap Growth Institutional Portfolio and prior to March 1, 2002 it was the Alger Growth Retirement Portfolio.

(ii) Prior to february 28, 2004, the alger smallcap growth institutional fund was the alger small cap institutional portfolio.

(iii) Commenced operations January 27, 2003.

(iv) Amount was computed based on average shares outstanding during the period.

(v) Ratios have been annualized; total return has not been annualized.

(vi) Prior to February 28, 2004, the Alger MidCap Growth Institutional Fund was the Alger MidCap Growth Institutional Portfolio.

                             Ratios/Supplemental Data
                 ----------------------------------------------
                    Net       Ratio of  Ratio of Net
                  Assets,     Expenses   Investment
                  End of         to        Income
                  Period       Average   (Loss) to    Portfolio
         Total    (000's        Net       Average     Turnover
        Return   omitted)      Assets    Net Assets     Rate
        ------   --------     --------  -----------   ---------

         1.4%   $ 88,098        1.13%      (0.51)%     191.48%
        23.1      91,588        1.14       (0.31)      255.49
       (25.2)    108,660        1.14       (0.24)      202.07
       (27.5)     97,308        1.09       (0.20)       89.54
        10.3     126,573        1.06       (0.16)      101.29


         0.9%   $  2,493        1.64%      (1.05)%     191.48%
        31.3         133        1.62       (0.84)      255.49



         6.4%   $ 69,788        1.25%      (1.03)%     135.80%
        37.7      93,300        1.24       (0.99)      139.97
       (17.8)     62,780        1.25       (1.01)      138.01
       (43.9)     86,790        1.19       (0.46)      191.89
        10.1     187,973        1.17       (0.23)      242.45

         5.8%   $    284        1.75%      (1.55)%     135.80%
        40.4          70        1.74       (1.49)      139.97



         4.1%   $839,273        1.15%      (0.87)%     190.93%
        37.4     540,742        1.17       (0.89)      217.33
       (19.3)    215,727        1.17       (0.81)      284.69
       (20.6)    217,153        1.13       (0.51)      130.93
        51.3     177,566        1.12       (0.24)      113.14

         3.5%   $ 12,000        1.65%      (1.37)%     190.93%
        43.7         790        1.66       (1.40)      217.33

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                     Income from
                                                Investment Operations
                                              -------------------------
                                                              Net
                                                           Realized and                                   Net
                                  Net Asset       Net       Unrealized      Total       Distributions    Asset
                                   Value,     Investment       Gain          from            from        Value,
                                  Beginning      Income     (Loss) on      Investment    Net Realized    End of
                                  of Period   (Loss)(iii)  Investments    Operations        Gains        Period
                                 ----------   -----------  -----------    -----------   -------------   -------

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND (IX)
CLASS I
Year ended 10/31/04                $11.06       $(0.10)      $ 0.09         $(0.01)        $ --          $11.05
Year ended 10/31/03                  8.97        (0.06)        2.15           2.09           --           11.06
Year ended 10/31/02                 11.66        (0.08)       (2.61)         (2.69)          --            8.97
Year ended 10/31/01                 18.12        (0.03)       (6.37)         (6.40)         (0.06)        11.66
Year ended 10/31/00                 16.19        (0.09)        2.24           2.15          (0.22)        18.12

CLASS R
Year ended 10/31/04                $11.01       $(0.16)      $ 0.10         $(0.06)         $ --         $10.95
From 1/27/03 to 10/31/03(ii)(iv)     8.36        (0.08)        2.73           2.65           --           11.01

ALGER BALANCED INSTITUTIONAL FUND (X)
CLASS I

YEAR ENDED 10/31/04                $ 7.41       $ 0.02       $ 0.07         $ 0.09         $ --          $ 7.50
Year ended 10/31/03                  6.67        (0.01)        0.75           0.74           --            7.41
Year ended 10/31/02                  8.20        (0.39)       (1.14)         (1.53)          --            6.67
From 12/4/00 to 10/31/01(i)(iv)     10.00        (0.11)       (1.69)         (1.80)          --            8.20

CLASS R
Year ended 10/31/04                $ 7.38       $(0.02)      $ 0.07         $ 0.05         $ --          $ 7.43
From 1/27/03 to 10/31/03(ii)(iv)     6.43        (0.04)        0.99           0.95           --            7.38

ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL FUND (XI)
CLASS I
Year ended 10/31/04                $ 5.38       $(0.05)      $ 0.07         $ 0.02         $(0.03)       $ 5.37
Year ended 10/31/03                  4.43        (0.09)        1.04           0.95           --            5.38
Year ended 10/31/02                  6.37        (0.77)       (1.17)         (1.94)          --            4.43
From 12/4/00 to 10/31/01(i)(iv)     10.00        (0.30)       (3.33)         (3.63)          --            6.37

CLASS R
Year ended 10/31/04                $ 5.37       $(0.08)      $ 0.08$          --           $(0.03)       $ 5.34
From 1/27/03 to 10/31/03(ii)(iv)     4.13        (0.08)        1.32           1.24           --            5.37

------------------------
(i) Commenced operations December 4, 2000.

(ii) Commenced operations January 27, 2003.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Ratios have been annualized; total return has not been annualized.

(v) Amount has been reduced by 1.01% due to expense reimbursement.

(vi) Amount has been reduced by 1.00% Due to expense reimbursement.

(vii) Amount has been reduced by 0.90% due to expense reimbursement.

(viii) Amount has been reduced by 0.94% due to expense reimbursement.

(ix) Prior to February 28, 2004 the Alger Capital Appreciation Institutional Fund was the Alger Capital Appreciation Institutional Portfolio.

(x) Prior to February 28, 2004 the Alger Balanced Institutional Fund was the Alger Balanced Institutional Portfolio.

(xi)  Prior  to  February  28,  2004  the  Alger  Socially   Responsible  Growth
Institutional Fund was the Alger Socially Responsible Growth Institutional Portfolio.

                              Ratios/Supplemental Data
                 -------------------------------------------------
                   Net        Ratio of     Ratio of Net
                  Assets,     Expenses     Investment
                  End of        to           Income
                  Period      Average      (Loss) to
        Total     (000's        Net         Average      Portfolio
        Return   omitted)     AssetsNet    AssetsRate    Turnover
        ------   --------     --------     -----------   ---------



        (0.1)%  $124,889        1.23%         (0.87)%     160.00%
        23.3     160,569        1.23          (0.59)      187.72
       (23.1)    132,010        1.23          (0.73)      180.39
       (35.4)    187,187        1.18          (0.21)      104.17
        13.1     279,916        1.14          (0.43)      144.16

        (0.5)%  $    706        1.73%         (1.39)%     160.00%
        31.7          66        1.72          (1.01)      187.72




         1.3%   $  1,435        1.35%(V)       0.28%      184.21%
        11.1       1,409        2.00          (0.15)      149.42
       (18.7)        225        6.72          (5.21)      321.89
       (18.0)        108        3.13          (1.44)       15.99

         0.7%   $    166        1.82%(vi)     (0.28)%     184.21%
        14.8          58        2.56          (0.74)      149.42



         0.3%   $  1,277        1.34%(vii)    (1.04)%     166.03%
        21.4       1,277        2.26          (1.69)      187.82
       (30.5)         46       13.48         (13.17)      205.83
       (36.3)         77        5.31          (4.75)      114.33

        (0.1)%  $    107        1.83%(viii)   (1.53)%     166.03%
        30.0          66        2.92          (2.29)      187.82

FOR FUND INFORMATION:

BY TELEPHONE: (800) 992-3362

BY MAIL:      Boston Financial Data Services, Inc.
              Attn: The Alger Institutional Funds
              P.O. Box 8480 Boston, MA 02260-8480

STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Funds and their policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Funds' toll-free number, at the Funds' website at HTTP://WWW.ALGER.COM or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the period of the report. You can receive free copies of these reports by calling the Funds' toll-free number, at the Fund's website at HTTP://WWW.ALGER.COM or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 942-8090. Fund documents are also available on the EDGARdatabase on the SEC's Internet site at HTTP://WWW.SEC.GOV.

QUARTERLY FUND HOLDINGS


The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the Funds' website at HTTP://WWW.ALGER.COM or on the SEC's website at HTTP://WWW.SEC.GOV. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Funds by calling (800) 992-3362.



DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED

The Alger Institutional Funds

SEC File #811-7986

FRED ALGER & COMPANY, INCORPORATED PRIVACY POLICY

YOUR PRIVACY IS OUR PRIORITY

At Fred Alger & Company, Incorporated ("Alger") we value the confidence you have placed in us. In trusting us with your assets, you provide us with personal and financial data. Alger is committed to maintaining the confidentiality of the personal nonpublic information ("personal information") entrusted to us by our customers. Your privacy is very important to us, and we are dedicated to safeguarding your personal information as we serve your financial needs.

OUR PRIVACY POLICY

We believe you should know about Alger's Privacy Policy and how we collect and protect your personal information. This Privacy Policy ("Policy") describes our practices and policy for collecting, sharing and protecting the personal information of our prospective, current and former customers. The Policy is applicable to Alger and its affiliates, Fred Alger Management, Inc., Alger National Trust Company and Alger Shareholder Services, Inc. as well as the following funds: The Alger Funds, The Alger Institutional Funds, The Alger American Fund, The China-U.S. Growth Fund, Spectra Fund and Castle Convertible Fund, Inc. We are proud of our Policy and hope you will take a moment to read about it.

INFORMATION WE COLLECT

The type of personal information we collect and use varies depending on the Alger products or services you select. We collect personal information that enables us to serve your financial needs, develop and offer new products and services, and fulfill legal and regulatory requirements. Depending on the products or services you request, we obtain personal information about you from the following sources:

o Information, such as your name, address and social security number, provided on applications and other forms we receive from you or your representative;

o Information from your communications with Alger employees or from your representative, which may be provided to us by telephone, in writing or through Internet transactions; and

o Information about your transactions, such as the purchase and redemption of fund shares, account balances and parties to the transactions, which we receive from our affiliates or other third parties.

SHARING OF PERSONAL INFORMATION

We may share your personal information with our affiliates so that they may process and service your transactions.

However, Alger never sells customer lists to any third party. Further, we do not disclose personal information to nonaffiliated third parties, except as required by law or as permitted by law to service your account, such as follows:

o To third-party service providers that assist us in servicing your accounts (e.g. securities clearinghouses);

o To governmental agencies and law enforcement officials (e.g. valid subpoenas, court orders); and

o  To financial  institutions that perform  marketing  services on our behalf or
   with  whom  we  have  joint   marketing   agreements  that  provide  for  the
   confidentiality of personal information.

OUR SECURITY PRACTICES

We protect your personal information by maintaining physical, electronic and procedural safeguards. When you visit Alger's Internet sites your information is protected by our systems that utilize 128-bit data encryption, Secure Socket Layer (SSL) protocol, user names, passwords and other precautions. We have implemented safeguards to ensure that access to customer information is limited to employees, such as customer service representatives, who require such information to carry out their job responsibilities. Our employees are aware of their strict responsibility to respect the confidentiality of your personal information.

Thank you for choosing to invest with Alger. We value your relationship with us and assure you we will abide by our policy to protect your information.



              THIS POLICY STATEMENT IS NOT PART OF THE PROSPECTUS.

[LOGO OMITTED]


THIS IS NOT PART OF THE PROSPECTUS.
PIFR

                                    THE ALGER
                               INSTITUTIONAL FUNDS

                              ALGER SMALLCAP GROWTH
                               INSTITUTIONAL FUND

                               ALGER MIDCAP GROWTH
                               INSTITUTIONAL FUND

                              ALGER LARGECAP GROWTH
                               INSTITUTIONAL FUND

                           ALGER CAPITAL APPRECIATION
                               INSTITUTIONAL FUND


                                ALGER TECHNOLOGY
                               INSTITUTIONAL FUND

                             ALGER CORE FIXED-INCOME
                               INSTITUTIONAL FUND


                                 ALGER BALANCED
                               INSTITUTIONAL FUND

                           ALGER SOCIALLY RESPONSIBLE
                            GROWTH INSTITUTIONAL FUND


                                  STATEMENT OF
                                   ADDITIONAL
                                   INFORMATION


                                  MARCH 1, 2006


                                 [LOGO OMITTED]

                                    THE ALGER
                               INSTITUTIONAL FUNDS

================================================================================

    The Alger Institutional Funds (the "Trust") is a Massachusetts business trust, registered with the Securities and Exchange Commission (the "SEC") as an investment company, that presently offers interests of two classes in the following eight Funds (the "Funds"). Each Fund has distinct investment objectives and policies and a shareholder's interest is limited to the Fund in which the shareholder owns shares. The Funds are:


                   o Alger SmallCap Growth Institutional Fund
                   o Alger MidCap Growth Institutional Fund
                   o Alger LargeCap Growth Institutional Fund
                   o Alger Capital Appreciation Institutional Fund

                   o Alger Technology Institutional Fund
                   o Alger Core Fixed-Income Institutional Fund

                   o Alger Balanced Institutional Fund
                   o Alger Socially Responsible Growth Institutional Fund

  The Funds are investment vehicles for institutional investors, such as corporations, foundations, and trusts managing various types of employee benefit plans, as well as charitable, religious and educational institutions. Typical institutional investors include banks, insurance companies, broker-dealers, investment advisers, investment companies, qualified pension and profit-sharing plans, non-qualified deferred compensation plans, and trusts funding charitable, religious and educational institutions. The minimum initial investment in the Funds is $100,000. The Distributor may, at its own discretion, waive this minimum under special circumstances.


  The Trust's financial statements for the year ended October 31, 2005 are contained in its annual report to shareholders and are incorporated by reference into this Statement of Additional Information.

  Prospectuses for both classes of shares of the Funds dated March 1, 2006, which provide the basic information investors should know before investing, may be obtained without charge by writing the Funds c/o Boston Financial Data Services, Inc., Attn: The Alger Institutional Funds, P.O. Box 8480, Boston MA 02266-8480, or calling (800) 992-3362, or at the Funds' website at HTTP://WWW.ALGER.COM. This Statement of Additional Information, which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Funds, and should be read in conjunction with a Prospectus. Unless otherwise noted, terms used in this Statement of Additional Information have the same meaning as assigned to them in the Prospectuses.


                                    CONTENTS


The Funds ...............................................................    2
Investment Strategies and Policies ......................................    4
Net Asset Value .........................................................   16
Purchases and Redemptions ...............................................   16
Expenses ................................................................   17
Management ..............................................................   18
Code of Ethics ..........................................................   23
Dividends and Distributions .............................................   23
Taxes ...................................................................   23
Custodian ...............................................................   24
Transfer Agent ..........................................................   24
Certain Shareholders ....................................................   24
Organization ............................................................   27
Proxy Voting Policies and Procedures ....................................   28
In General ..............................................................   29
Financial Statements ....................................................   29
Appendix ................................................................  A-1

THE FUNDS

IN GENERAL

The Alger Institutional Trust (the "Trust") is a registered as diversified, open-end management investment company that offers a selection of six Funds.

Set forth below is information that may be of assistance in selecting a Fund suitable for a particular investor's needs. Further assistance in the investment process is available by calling (800) 992-3362. Available at this number will be licensed, registered representatives who are knowledgeable about the Trust and each of the Funds. There is no charge for making this call.

Each of the Funds, like all other investments, can provide two types of return: income return and capital return. Income return is the income received from an investment, such as interest on bonds and money market instruments and dividends from common and preferred stocks. Capital return is the change in the market value of an investment, such as an increase in the price of a common stock or of shares of a Fund. Total return is the sum of income return and capital return. Thus, if a Fund over a year produces four percent in income return and its shares increase in value by three percent, its total return is seven percent. In general, the more capital return is emphasized over income return in an investment program, the more risk is associated with the program.


Growth funds such as the Funds, other than Alger Balanced Institutional Fund and Alger Core Fixed-Income Institutional Fund, seek primarily capital return. They invest primarily in common stocks and offer the opportunity of the greatest return over the long term but can be risky since their prices fluctuate with changes in stock market prices. Further, growth funds that invest in smaller companies, such as the Alger SmallCap Growth Institutional Fund, offer potential for significant price gains if the companies are successful, but there is also the risk that the companies will not succeed and the price of the companies' shares will drop in value. Growth funds that invest in larger, more established companies, such as the Alger LargeCap Growth Institutional Fund and the Alger MidCap Growth Institutional Fund, generally offer relatively less opportunity for capital return but a greater degree of safety. In addition, if the Alger Capital Appreciation Institutional Fund, or the Alger Technology Institutional Fund, each of which is permitted to leverage its investments through borrowing [although it has no current intention of doing so], were to employ this strategy it would offer an opportunity for greater capital appreciation, but would at the same time increase exposure to capital risk. Investors considering equity investing through the Funds should carefully consider the inherent risks. Expectations of future inflation rates should be considered in making investment decisions and even though over the long term stocks may present attractive opportunities, the results of an equity investment managed by a particular management firm may not match those of the market as a whole.

The investment objective of each Fund, other than Alger Balanced Institutional Fund and Alger Core Fixed-Income Institutional Fund, is long-term capital appreciation. Income is a consideration in the selection of investments but is not an investment objective of these Funds. Each of these Funds seeks to achieve its objective by investing in equity securities, such as common or preferred stocks or securities convertible into or exchangeable for equity securities, including warrants and rights. The Alger Balanced Institutional Fund has an objective of current income and capital appreciation. The Fund seeks to achieve its objective by investing in common stocks and investment grade fixed income securities (preferred stock and debt securities), as well as securities convertible into common stocks. The Alger Core Fixed-Income Fund's objective is as high a level of current income as is consistent with the preservation of capital, which it seeks by investing in fixed-income securities. The capitalization criteria outlined below for each Fund are not mutually exclusive and a given security may be owned by more than one or all of the Funds.


ALGER SMALLCAP GROWTH INSTITUTIONAL FUND

Under normal circumstances, the Alger SmallCap Growth Institutional Fund invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have "total market capitalization"-present market value per share multiplied by the total number of shares outstanding-within the range of companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index, updated quarterly. Both indexes are broad indexes of small-capitalization stocks. The Fund will not change this policy without 60 days notice to shareholders.

ALGER MIDCAP GROWTH INSTITUTIONAL FUND

Under normal circumstances, the Alger MidCap Growth Institutional Fund invests at least 80% of its net assets in equity securities of medium-capitalization companies. A medium-capitalization company has a market capitalization within the range of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index, updated quarterly. Both indexes are designed to track the performance of medium-capital-ization companies. The Fund will not change this policy without 60 days notice to shareholders.

ALGER LARGECAP GROWTH INSTITUTIONAL FUND

Under normal circumstances, the Alger LargeCap Growth Institutional Fund invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization of $10 billion or greater. The Fund will not change this policy without 60 days notice to shareholders. Effective April 30, 2005, under normal circumstances the Fund invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have a market capitalization equal to or greater than the market capitalization of companies included in the Russell 1000 Growth Index, updated quarterly.

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Under normal circumstances, the Alger Capital Appreciation Institutional Fund invests at least 85% of its net assets in equity securities of companies of any size that demonstrate promising growth potential. The Fund may also borrow money for the purchase of additional securities, although it has no current intention of doing so. The Fund may borrow only from banks and may not borrow in excess of one-third of the market value of its assets, less liabilities other than such borrowing.


ALGER TECHNOLOGY INSTITUTIONAL FUND

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities of companies of any size that that are engaged in the technology sector [as well as industries within other sectors of the economy that may be experiencing technological change]. The Fund will not change this policy without 60 days notice to shareholders. A company will be considered to be engaged in the technology sector if it derives at least 50% of its earnings or revenues from, or devotes at least 50% of its assets to, activities in any area of the technology sector, including computers, semiconductors, electronics, communications, health care and biotechnology.

ALGER CORE FIXED-INCOME INSTITUTIONAL FUND

Under normal circumstances, the Fund invests at least 80% of its net assets in bonds and other fixed-income securities. The Fund will not change this policy without 60 days notice to shareholders. These instruments will include corporate bonds, debentures and notes, U.S. Government securities, securities of foreign governments and supranational organizations, mortgage-backed securities, and asset-backed securities. The Fund may also invest in derivative instruments creating exposure to such fixed-income securities. Most of the Fund's fixed-income investments will be concentrated within the four highest rating categories as determined by one of the nationally recognized statistical rating organizations ("NRSROs") or, if unrated, will have been determined to be of comparable quality by Fred Alger Management, Inc. ("Alger Management"), the Fund's investment manager). The Fund also may invest up to 10% of its net assets in lower-rated securities rated "B" (or the equivalent) or better by any one of those rating agencies (or, if unrated, determined to be of comparable quality by Alger Management).


ALGER BALANCED INSTITUTIONAL FUND


The Fund intends to invest based on combined considerations of risk, income, capital appreciation and protection of capital value. Under normal circumstances, the Fund invests in common stocks, securities convertible into common stocks, and fixed-income securities, which may include corporate bonds, debentures and notes, U.S. government securities, mortgage-backed and asset-backed securities, commercial paper, preferred stock, and other fixed-income securities. Most of the Fund's fixed-income investments will be concentrated within the four highest rating categories by an NRSRO or, if unrated, will have been determined to be of comparable quality by Alger Management. The Fund also may invest up to 10% of its net assets in lower-rated securities rated "B" (or the equivalent) or better by any of those rating agencies or, if unrated, determined to be of comparable quality by Alger Management. Under normal circumstances, the Fund will invest at least 25% of its net assets in fixed-income securities.


The Fund may invest up to 35% of its total assets in money market instruments and repurchase agreements and in excess of that amount (up to 100% of its assets) during temporary defensive periods.

ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL FUND

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies of any size that, in the opinion of Alger Management, conduct their business in a socially responsible manner, while demonstrating promising growth potential. The Fund will not change this policy without 60 days notice to shareholders. Socially responsible conduct extends to the areas of protection of the environment, fair labor practices, equal employment opportunity, the protection of consumers, and, more generally, the enhancement of the quality of life.

ALL FUNDS

The Funds may purchase put and call options and sell (write) covered call and put options on securities and securities indexes to increase gain and to hedge against the risk of unfavorable price movements, and may enter into futures contracts on stock indexes and purchase and sell call and put options on these futures contracts. Alger Capital Appreciation Institutional Fund may also borrow money (leverage) for the purchase of additional securities. The Fund may borrow only from banks and may not borrow in excess of one-third of the market value of its total assets, less liabilities other than such borrowing. These practices are deemed to be speculative and may cause the Fund's net asset value be more volatile than the net asset value of a fund that does not engage in these activities.

IN GENERAL

All of the Funds other than the fixed-income portion of Alger Balanced Fund seek to achieve their objectives by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The Funds will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. These companies may be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets, or may be companies providing products or services with a high unit-volume growth rate. In order to afford the Funds the flexibility to take advantage of new opportunities for investments in accordance with their investment objectives and to meet redemptions, they may hold up to 15% of their net assets (35% of net assets, in the case of Alger Balanced Fund) in money market instruments and repurchase agreements and in excess of that amount (up to 100% of their assets) during temporary defensive periods. This amount may be higher than that maintained by other funds with similar investment objectives.

There is no guarantee that any Fund's objectives will be achieved.

TEMPORARY DEFENSIVE AND INTERIM INVESTMENTS

When market conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks, the Funds can invest in a variety of debt securities for defensive purposes. The Funds can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Funds can buy:

     o high-quality, short-term money market instruments, including those issued by the U.S. Treasury or other government agencies;

     o commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies);

     o short-term debt obligations of corporate issuers, certificates of deposit and bankers' acceptances of domestic and foreign banks and savings and loan associations;and

     o    repurchase agreements.

Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

INVESTMENT STRATEGIES AND POLICIES

CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The Prospectus discusses the investment objectives of each Fund and the primary strategies to be employed to achieve those objectives. This section contains supplemental information concerning the types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies.

BANK OBLIGATIONS

These are certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates.

The Funds will not invest in any debt security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks that do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and
(iii) in the case of foreign banks, the security is, in the opinion of Alger Management, of an investment quality comparable to other debt securities which may be purchased by the Funds. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

FOREIGN BANK  OBLIGATIONS

Investments by the Funds in foreign bank obligations and obligations of foreign branches of domestic banks present certain risks, including the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and/or the addition of other foreign governmental restrictions that might affect adversely the payment of principal and interest on these obligations. In addition, there may be less publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and recordkeeping standards. In view of these risks, Alger Management will carefully evaluate these investments on a case-by-case basis.

SHORT-TERM CORPORATE DEBT SECURITIES

These are outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

COMMERCIAL PAPER

These are short-term promissory notes issued by corporations primarily to finance short-term credit needs.

CONVERTIBLE SECURITIES

Each Fund may invest in convertible securities, which are debt instruments or preferred stocks that make fixed dividend or interest payments and are convertible into common stock. Generally, the market prices of convertible securities tend to reflect price changes in their underlying common stocks, but also tend to respond inversely to changes in interest rates. Convertible securities typically entail less market risk than investments in the common stock of the same issuers; declines in their market prices are typically not as pronounced as those of their underlying common stocks. Like all fixed-income securities, convertible securities are subject to the risk of default on their issuers' payment obligations.


LOWER-RATED SECURITIES (ALGER CORE
FIXED-INCOME INSTITUTIONAL AND BALANCED
INSTITUTIONAL FUNDS ONLY)

As indicated in the Prospectus, the Core Fixed-Income Institutional Fund and the Balanced Institutional Fund may each invest up to 10% of its net assets in fixed-income securities rated below investment grade ("high-yield securities," or "junk bonds"), provided that such securities are rated in one of the two categories just below investment grade (BB and B of Standard & Poor's, Fitch, and Dominion, Ba and B of Moody's, bb and b of A.M. Best) by at least one NRSRO or, if unrated, are determined by Alger Management to be of equivalent quality. Such lower-rated securities may be subject to certain risks with respect to the issuer's ability to make scheduled payments of principal and interest, and to greater market fluctuations. While generally providing higher coupons or interest rates than higher-quality securities, lower-quality fixed-income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of their issuers, and exhibit greater price volatility, especially during periods of economic uncertainty or change. Lower-quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher-quality securities, which react primarily to fluctuations in the general level of interest rates. The market for lower-rated securities is generally less liquid than the market for investment-grade fixed-income securities. It may be more difficult to sell lower-rated securities in order to meet redemption requests or respond to changes in the market.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis of the issuer at the time of the rating. Therefore, the rating assigned to any particular security is not necessarily a reflection on the issuer's current financial condition or ability to make timely payments of interest and principal, which may be better or worse than the rating would indicate. In addition, the ratings by nationally recognized securities rating organizations do not necessarily reflect an assessment of the volatility of a security's market value or liquidity. To the extent that a Fund invests in such securities, the achievement of its investment objective may be more dependent on Alger Management's own credit analysis. If a security in which a Fund has invested is downgraded, so that it would no longer be eligible for purchase by the Fund, the Fund will not necessarily sell the security immediately; Alger Management will consider whether to retain or dispose of the security in the light of all the circumstances. See the Appendix to this SAI for a discussion of the rating categories.


VARIABLE RATE MASTER DEMAND NOTES

These are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because these notes are direct lending arrangements between a Fund and an issuer, they are not normally traded. Although no active secondary market may exist for these notes, the Fund may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy Alger Management that the same criteria for issuers of commercial paper are met. In addition, when purchasing variable rate master demand notes, Alger Management will consider the earning power, cash flows and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand. In the event an issuer of a variable rate master demand note were to default on its payment obligations, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

U.S. GOVERNMENT OBLIGATIONS

Bills, notes, bonds, and other debt securities issued by the U.S. Treasury are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

U.S. GOVERNMENT AGENCY SECURITIES

These securities are issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Bank, Farmers Home Administration, Bank for Cooperatives, Federal Intermediate Credit Bank, Federal Financing Bank Farm Credit Bank, the Small Business Administration, Federal Housing Administration and Maritime Administration. Some of these securities are supported by the full faith and credit of the U.S. Treasury; and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.


MORTGAGE-BACKED SECURITIES
(ALGER CORE FIXED-INCOME INSTITUTIONAL
AND BALANCED INSTITUTIONAL FUNDS ONLY)

These  Funds  may  invest  in   mortgage-backed   securities   that  are  Agency
Pass-Through Certificates, Private Pass-Throughs or collateralized mortgage obligations ("CMOs"), as defined and described below.


Agency Pass-Through Certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an Agency Pass-Through Certificate is an obligation of or guaranteed by GNMA, FNMA or FHLMC. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The guarantee of GNMA with respect to GNMA certificates is backed by the full faith and credit of the United States, and GNMA is authorized to borrow from the United States Treasury in an amount which is at any time sufficient to enable GNMA, with no limitation as to amount, to perform its guarantee.

FNMA is a federally chartered and privately owned corporation organized and existing under federal law. Although the Secretary of the Treasury of the United States has discretionary authority to lend funds to FNMA, neither the United States nor any agency thereof is obligated to finance FNMA's operation or to assist FNMA in any other manner.

FHLMC is a federally chartered corporation organized and existing under federal law, the common stock of which is owned by the Federal Home Loan Bank. Neither the United States nor any agency thereof is obligated to finance FHLMC's operations or to assist FHLMC in any other manner.

The mortgage loans underlying GNMA certificates are partially- or fully-guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency Pass-Through Certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.

The residential mortgage loans evidenced by Agency Pass-Through Certificates and upon which CMOs are based generally are secured by first mortgages on one-to four-family residential dwellings. Such mortgage loans generally have final maturities ranging from 15 to 30 years and provide for monthly payments in amounts sufficient to amortize their original principal amounts by the maturity dates. Each monthly payment on such mortgage loans generally includes both an interest component and a principal component, so that the holder of the mortgage loan receives both interest and a partial return of principal in each monthly payment. In general, such mortgage loans can be prepaid by the borrowers at any time without any prepayment penalty. In addition, many such mortgage loans contain a "due-on-sale" clause requiring the loans to be repaid in full upon the sale of the property securing the loans. Because residential mortgage loans generally provide for monthly amortization and may be prepaid in full at any time, the weighted average maturity of a pool of residential mortgage loans is likely to be substantially shorter than its stated final maturity date. The rate at which a pool of residential mortgage loans is prepaid may be influenced by many factors and is not predictable with precision. Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories:
(i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

The Fund may invest in stripped mortgage-backed securities. Such securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

CMOs are debt obligations typically issued by a private special-purpose entity and collateralized by residential or commercial mortgage loans or Agency Pass-Through Certificates. Because CMOs are debt obligations of private entities, payments on CMOs generally are not obligations of or guaranteed by any governmental entity, and their ratings and creditworthiness typically depend, among other factors, on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy.

CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. For instance, holders may hold interests in CMO tranches called Z-tranches which defer interest and principal payments until one or other classes of the CMO have been paid in full. In addition, for example:

     o In a sequential-pay CMO structure, one class is entitled to receive all principal payments and pre- payments on the underlying mortgage loans (and interest on unpaid principal) until the principal of the class is repaid in full, while the remaining classes receive only interest; when the first class is repaid in full, a second class becomes entitled to receive all principal payments and prepayments on the underlying mortgage loans until the class is repaid in full, and so forth.

     o A planned amortization class ("PAC") of CMOs is entitled to receive principal on a stated schedule to the extent that it is available from the underlying mortgage loans, thus providing a greater (but not absolute) degree of certainty as to the schedule upon which principal will be repaid.

     o An accrual class of CMOs provides for interest to accrue and be added to principal (but not be paid currently) until specified payments have been made on prior classes, at which time the principal of the accrual class (including the accrued interest which was added to principal) and interest there-on begins to be paid from payments on the under-lying mortgage loans.

     o As discussed above with respect to pass-through, mortgage-backed securities, an interest-only class of CMOs entitles the holder to receive all of the interest and none of the principal on the underly-ing mortgage loans, while a principal-only class of CMOs entitles the holder to receive all of the principal payments and prepayments and none of the interest on the underlying mortgage loans.

     o A floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the same direction and magnitude as changes in a specified index rate. An inverse floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as, or in a multi-ple of, changes in a specified index rate. Floating rate and inverse floating rate classes also may be subject to "caps" and "floors" on adjustments to the interest rates which they bear.

     o A subordinated class of CMOs is subordinated in right of payment to one or more other classes. Such a subordinated class provides some or all of the credit support for the classes that are senior to it by absorbing losses on the underlying mortgage loans before the senior classes absorb any losses. A subordinated class which is subordinated to one or more classes but senior to one or more other classes is sometimes referred to as a "mezzanine" class. A subordinated class generally carries a lower rating than the classes that are senior to it, but may still carry an investment grade rating.

It generally is more difficult to predict the effect of changes in market interest rates on the return on mortgage-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, and the magnitude of such effects may be greater in some cases. The return on interest-only and principal-only mortgage-backed securities is particularly sensitive to changes in interest rates and prepayment speeds. When interest rates decline and prepayment speeds increase, the holder of an interest-only mortgage-backed security may not even recover its initial investment. Similarly, the return on an inverse floating rate CMO is likely to decline more sharply in periods of increasing interest rates than that of a fixed-rate security. For these reasons, interest-only, principal-only and inverse floating rate mortgage-backed securities generally have greater risk than more conventional classes of mortgage-backed securities.


ASSET-BACKED SECURITIES
(ALGER CORE FIXED-INCOME INSTITUTIONAL AND
BALANCED INSTITUTIONAL FUNDS ONLY)

These Funds may invest in types of asset-backed securities which represent forms of consumer credit such as automobile and credit card receivables, manufactured (mobile) home loans, home improvement loans and home equity loans. Asset-backed securities are generally privately issued and pass through cash flows to investors. Interest and principal payments depend upon payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.


Generally, asset-backed securities include many of the risks associated with mortgage-related securities. In general, however, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Asset-backed securities involve certain risks that are not posed by mortgage-backed securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, including the bankruptcy laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds for repossessed collateral may not always be sufficient to support payments on these securities.

LENDING OF PORTFOLIO SECURITIES

In order to generate income and to offset expenses, each Fund may lend portfolio securities to brokers, dealers and other financial organizations. Loans of securities by a Fund, if and when made, may not exceed 33 1/3 percent of the Fund's total assets including all collateral on such loans, less liabilities exclusive of the obligation to return such collateral, and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100 percent of the current market value of the loaned securities.

The Funds have the authority to lend securities to brokers, dealers and other financial organizations. The Funds will not lend securities to Alger Management or its affiliates. By lending its securities, a Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as either investing the cash collateral in short-term securities or by earning income in the form of interest paid by the borrower when U.S. Government securities are used as collateral. Each Fund will adhere to the following con-ditions whenever its securities are lent: (a) the Fund must receive at least 100 percent cash collateral or equivalent securities from the borrower; (b) the borrower must increase this collateral whenever the market value of the securities including accrued interest exceeds the value of the collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the lent securities and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and
(f) voting rights on the lent securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Trust's Board of Trustees must terminate the loan and regain the right to vote the securities.

A Fund bears a risk of loss in the event that the other party to a stock loan transaction defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction.

REPURCHASE AGREEMENTS

Each Fund may engage in repurchase agreement transactions with banks, registered broker-dealers and government securities dealers approved by the Board of Trustees. Under the terms of a repurchase agreement, a Fund would acquire a high quality money market instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the instrument at an agreed price (including accrued interest) and time, thereby determining the yield during the Fund's holding period. Thus, repurchase agreements may be seen to be loans by the Fund collateralized by the underlying instrument. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period and not necessarily related to the rate of return on the underlying instrument. The value of the underlying securities, including accrued interest, will be at least equal at all times to the total amount of the repurchase obligation including interest. A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the agreement. Alger Management, acting under the supervision of the Trust's Board of Trustees, reviews the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.


REVERSE REPURCHASE AGREEMENTS
(ALGER CORE FIXED-INCOME INSTITUTIONAL AND
BALANCED INSTITUTIONAL FUNDS ONLY)

Reverse repurchase agreements are the same as repurchase agreements except that, in this instance, the Fund would assume the role of seller/borrower in the transaction. A Fund will maintain a segregated account consisting of cash or liquid securities that at all times are in an amount equal to its obligations under reverse repurchase agreements. The Fund will invest the proceeds in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. Under the Investment Company Act of 1940, as amended, reverse repurchase agreements may be considered borrowings by the seller. Accordingly, the Fund will limit its investments in reverse repurchase agreements and other borrowings to no more than one-third of its total assets.

FIRM COMMITMENT AGREEMENTS AND
WHEN-ISSUED PURCHASES
(ALGER CORE FIXED-INCOME INSTITUTIONAL AND
BALANCED INSTITUTIONAL FUNDS ONLY)

Firm commitment agreements and "when-issued" purchases call for the purchase of securities at an agreed price on a specified future date and would be used, for example, when a decline in the yield of securities of a given issuer is anticipated and a more advantageous yield may be obtained by committing currently to purchase securities to be issued later. When a Fund purchases a security under a firm commitment agreement or on a when-issued basis it assumes the risk of any decline in value of the security occurring between the date of the agreement or purchase and the settlement date of the transaction. Neither Fund will use these transactions for leveraging purposes and, accordingly, each will segregate cash or liquid securities in an amount sufficient at all times to meet its purchase obligations under these agreements.

ILLIQUID AND RESTRICTED SECURITIES

Each Fund may invest in restricted securities; i.e., securities which are subject to legal or contractual restrictions on their resale. These restrictions might prevent the sale of the securities at a time when a sale would otherwise be desirable. In order to sell securities that are not registered under the federal securities laws it may be necessary for the Fund to bear the expense of registration. No restricted securities will be acquired if the acquisition would cause the aggregate value of all illiquid securities to exceed 15 percent of the Fund's net assets.

The Funds may invest in restricted securities governed by Rule 144A under the Securities Act of 1933, as amended. In adopting Rule 144A, the Securities and Exchange Commission specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the board of trustees (or the fund's adviser acting subject to the board's supervision) determines that the securities are in fact liquid. The Trust's Board of Trustees has delegated its responsibility to Alger Management to determine the liquidity of each restricted security purchased by a Fund pursuant to the Rule, subject to the Board's oversight and review. Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Funds could be adversely affected.

No Fund will invest more than 15 percent of its net assets in "illiquid" securities, which include restricted securities, securities for which there is no readily available market and repurchase agreements with maturities of greater than seven days; however, restricted securities that are determined by the Board of Trustees to be liquid are not subject to this limitation.

Rule 144A under the Securities Act of 1933 is designed to facilitate efficient trading of unregistered securities among institutional investors. The Rule permits the resale to qualified institutions of restricted securities that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted on NASDAQ.

SHORT SALES

Each Fund may sell securities "short against the box." While a short sale is the sale of a security the Fund does not own, it is "against the box" if at all times when the short position is open the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

FOREIGN SECURITIES

Each Fund may invest up to 20% of the value of its total assets in foreign securities (not including American Depositary Receipts, American Depositary
Shares or U.S. dollar-denominated securities of foreign issuers). Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealing between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Fund by domestic corporations. It should be noted that there may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign branch of a domestic bank.


OPTIONS (ALGER CAPITAL APPRECIATION INSTITUTIONAL
FUND, CORE FIXED-INCOME INSTITUTIONAL FUND AND
TECHNOLOGY INSTITUTIONAL FUND ONLY)

Each of these Funds may purchase or sell (that is, write) listed options on securities as a means of achieving additional return or of hedging the value of its portfolio. A Fund may write covered call options on common stocks that it owns or has an immediate right to acquire through conversion or exchange of other securities in an amount not to exceed 25% of total assets. A Fund may only buy or sell options that are listed on a national securities exchange.

If a fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that a closing purchase transaction can be effected when the fund so desires.

An option may be closed out only on an exchange that provides a secondary market for an option of the same series. Although the Funds will generally not purchase or write options that appear to lack an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its option in order to realize any profit and would incur brokerage commissions upon the exercise of the options. If a Fund, as a covered call option writer, were unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expired or it delivers the underlying security upon exercise or otherwise covers the position. No Fund will purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets, although no more than 5% will be committed to transactions entered into for non-hedging purposes.

A call option written by a Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government securities or other high-grade, short-term obligations in a segregated account held with its custodian. A put option is "covered" if the Fund maintains cash or other high-grade, short-term obligations with a value equal to the exercise price in a segregated account held with its custodian, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If a Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

In addition to options on securities, these Funds may also purchase and sell call and put options on securities indexes. A securities index reflects in a single number the market value of many different securities. Relative values are assigned to the securities included in an index and the index fluctuates with changes in the market values of the securities. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire un-exercised.

Options on securities indexes are similar to options on specific securities. However, because options on securities indexes do not involve the delivery of an underlying security, the option represents the holder's right to obtain, from the writer, cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying securities index on the exercise date. Therefore, while one purpose of writing such options is to generate additional income for the Fund, the Fund recognizes that it may be required to deliver an amount of cash in excess of the market value of a securities index at such time as an option written by the Fund is exercised by the holder.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. A Fund will not purchase these options unless Alger Management is satisfied with the development, depth and liquidity of the market and Alger Management believes the options can be closed out.

Price movements in a Fund's securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend, in part, on the ability of Alger Management to predict correctly movements in the direction of the market generally or of a particular industry. Because options on securities indexes require settlement in cash, Alger Management might be forced to liquidate portfolio securities to meet settlement obligations.

Although Alger Management will attempt to take appropriate measures to minimize the risks relating to any trading by the Funds in put and call options, there can be no assurance that a Fund will succeed in any option-trading program it undertakes.

STOCK INDEX FUTURES AND OPTIONS ON
STOCK INDEX FUTURES (ALGER CAPITAL APPRECIATION
INSTITUTIONAL FUND AND TECHNOLOGY INSTITUTIONAL
FUND, ONLY)

Both Funds may enter into stock index futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated market changes or for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the net cash amount called for in the contract at a specific future time. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver such position. No assurance can be given that such closing transactions could be effected or that there would be a correlation between price movements in the options on stock index futures and price movements in the Fund's securities which were the subject of the hedge. In addition, a Fund's purchase of such options would be based upon predictions as to anticipated market trends, which could prove to be inaccurate.

A Fund's use, if any, of stock index futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into, if at all, only for bona fide hedging, risk management or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. In addition to the initial deposit and variation margin, the Fund would maintain in a segregated account liquid securities in an amount equal to the difference between (i) the sum of the total deposit and variation margin payments and (ii) the contract amount. The purchase of an option on stock index futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. There can be no assurance of a Fund's successful use of stock index futures as a hedging device or that either Fund will use this strategy. Due to the risk of an imperfect correlation between securities in the Fund that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge would not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the portfolio securities that were the subject of the hedge. If a Fund uses futures or options thereon for hedging, the risk of imperfect correlation will increase as the composition of the Fund varies from the composition of the stock index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures, a Fund may, if it uses a hedging strategy, buy or sell stock index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the stock index futures has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established.

Neither Fund will enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.


BORROWING


All of the Funds may borrow for temporary or emergency purposes. In addition, the Alger Capital Appreciation Institutional and Technology Institutional Funds may borrow from banks for investment purposes; such borrowing is known as leveraging. A Fund may use up to 33 1/3 percent of its assets for leveraging. The Investment Company Act of 1940, as amended, requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings less liabilities exclusive of borrowings) of 300% of the amount borrowed. If such asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's securities. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.


INVESTMENT RESTRICTIONS

The investment restrictions numbered 1 through 12 below have been adopted by the Trust with respect to each of the Funds as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Act"), a "fundamental" policy may not be changed without the vote of a "majority of the outstanding voting securities" of the Fund, which is defined in the Act as the lesser of (a) 67 percent or more of the shares present at a Fund meeting if the holders of more than 50 percent of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50 percent of the outstanding shares. A fundamental policy affecting a particular Fund may not be changed without the vote of a majority of the outstanding voting securities of the affected Fund. Each Fund's investment objective is a fundamental policy. Investment restrictions 13 through 19 may be changed by vote of a majority of the Board of Trustees at any time.

The investment policies adopted by the Trust prohibit each Fund from:

1. Purchasing the securities of any issuer, other than U.S. Government securities, if as a result more than five percent of the value of a Fund's total assets would be invested in the securities of the issuer, except that up to 25 percent of the value of the Fund's total assets may be invested without regard to this limitation.

2. Purchasing more than 10 percent of the voting securities of any one issuer or more than 10 percent of the securities of any class of any one issuer. This limitation shall not apply to investments in U.S. Government securities.

3. Selling securities short or purchasing securities on margin, except that the Fund may obtain any short-term credit necessary for the clearance of purchases and sales of securities. These restrictions shall not apply to transactions involving selling securities "short against the box."


4. Borrowing money, except that (a) all Funds may borrow for temporary or emergency purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not exceeding 10 percent of the value of the Fund's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made; and (b) the Alger Technology Institutional Fund and the Alger Capital Appreciation
Institutional Fund may also borrow from banks for investment (leveraging) purposes. Whenever borrowings described in (a) exceed five percent of the value of a Fund's total assets, the Fund, other than the Alger

Technology Institutional Fund or the Alger Capital Appreciation Institutional Fund, will not make any additional investments. Immediately after any borrowing, the Fund will maintain asset coverage of not less than 300 percent with respect to all borrowings.


5. Pledging, hypothecating, mortgaging or otherwise encumbering more than 10 percent of the value of the Fund's total assets, except in connection with borrowings as noted in 4(b) above.


6. Issuing senior securities, except that the Alger Capital Appreciation Institutional Fund and the Alger Technology Institutional Fund may borrow from banks for investment purposes so long as the Fund maintains the required asset coverage.


7. Underwriting the securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

8. Making loans to others, except through purchasing qualified debt obligations, lending portfolio securities or entering into repurchase agreements.


9. Investing in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or offer of exchange, except that the Alger Technology Institutional Fund and the Alger Core Fixed-Income Institutional Fund may invest in other investment companies to the extent permitted by applicable law.

10. Purchasing any securities that would cause more than 25 percent of the value of the Fund's total assets to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that (a) there shall be no limit on the purchase of U.S. Government securities; and (b) the Alger Technology Institutional Fund will invest in the securities of issuers in the technology sector, and the group of industries that make up the technology sector, without limit, as contemplated by its investment strategy.

11. Investing in commodities except that each of the Alger Technology Institutional Fund and the Alger Capital Appreciation Institutional Fund may purchase or sell stock index futures contracts and related options thereon if thereafter no more than 5 percent of its total assets are invested in margin and premiums.


12. Purchasing or selling real estate or real estate limited partnerships, except that the Fund may purchase and sell securities secured by real estate, mortgages or interests therein and securities that are issued by companies that invest or deal in real estate.

13. Investing more than 15 percent of its net assets in securities which are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. However, securities with legal and contractual restrictions on resale issued pursuant to Rule 144A of the Securities Act of 1933 may be purchased if they are determined to be liquid, and such purchases would not be subject to the 15 percent limit stated above. The Board of Trustees will, in good faith, determine the specific types of securities deemed to be liquid and the value of such securities.

14. Investing in oil, gas or other mineral leases, or exploration or development programs, except that the Fund may invest in the securities of companies that invest in or sponsor those programs.

15. Purchasing any security if as a result the Fund would then have more than five percent of its total assets invested in securities of issuers (including predecessors) that have been in continual operation for less than three years. This limitation shall not apply to investments in U.S. Government securities.

16. Making investments for the purpose of exercising control or management.

17. Investing in warrants, except that the Fund may invest in warrants if, as a result, the investments (valued at the lower of cost or market) would not exceed five percent of the value of the Fund's net assets, of which not more than two percent of the Fund's net assets may be invested in warrants not listed on a recognized domestic stock exchange. Warrants acquired by the Fund as part of a unit or attached to securities at the time of acquisition are not subject to this limitation.

18. Purchasing or retaining the securities of any issuer if, to the knowledge of the Trust, any of the officers, directors or trustees of the Trust or Alger Management individually owns more than 0.5 percent of the outstanding securities of the issuer and together they own beneficially more than five percent of the securities.


19. Writing or selling puts, calls, straddles, spreads or combinations thereof, except that the Alger Core Fixed-Income Institutional Fund, the Alger Technology Institutional Fund and the Alger Capital Appreciation Institutional Fund may buy options on securities and securities indexes and sell (write) covered options on securities and securities indexes.


Except in the case of the 300 percent limitation set forth in Investment Restriction No. 4, the percentage limitations contained in the foregoing restrictions apply at the time of the purchase of the securities and a later increase or decrease in percentage resulting from a change in the values of the securities or in the amount of the Fund's assets will not constitute a violation of the restriction.


Although the fundamental policies of the Fund applicable to the Alger Capital Appreciation Institutional Fund permit the Fund to trade in options on futures, to enter into futures contracts, to participate in short selling securities, and to employ leveraging -- that is, borrowing money to purchase additional securities -- the Fund has discontinued the use of any of these investment techniques.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities and other financial instruments for a Fund are made by Alger Management, which also is responsible for placing these transactions, subject to the overall review of the Trust's Board of Trustees. Although investment requirements for each Fund are reviewed independently from those of the other accounts managed by Alger Management and those of the other Funds, investments of the type the Funds may make may also be made by these other accounts or Funds. When a Fund and one or more other Funds or accounts managed by Alger Management are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by Alger Management to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by a Fund or the size of the position obtained or disposed of by a Fund.

Transactions in equity securities are in most cases effected on U.S. stock exchanges or in over-the-counter markets and involve the payment of negotiated brokerage commissions. Where there is no stated commission, as in the case of certain securities traded in the over-the-counter markets, the prices of those securities include undisclosed commissions or mark-ups. Purchases and sales of money market instruments and debt securities usually are principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

A Fund's turnover rate is calculated by dividing the lesser of purchases or sales of securities for the fiscal year by the monthly average of the value of the Portfolio's securities, with obligations with less than one year to maturity excluded. A 100 percent turnover rate would occur, for example, if all included securities were replaced once during the year.

The Funds will not normally engage in the trading of securities for the purpose of realizing short-term profits, but will adjust their holdings as considered advisable in view of prevailing or anticipated market conditions, and turnover will not be a limiting factor should Alger Management deem it advisable to purchase or sell securities.

In Alger Management's view, companies are organic entities that continuously undergo changes in response to, among other things, economic, market, environmental, technological, political and managerial factors. Generally, securities will be purchased for capital appreciation and not for short-term trading profits. However, the Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable. Moreover, it is Alger Management's philosophy to pursue the Funds' investment objectives by managing these Funds actively, which may result in high portfolio turnover. Increased portfolio turnover will have the effect of increasing a Fund's brokerage and custodial expenses. To the extent consistent with applicable provisions of the Act and the rules and exemptions adopted by the Securities and Exchange Commission (the "SEC") thereunder, as well as other regulatory requirements, the Trust's Board of Trustees has determined that portfolio transactions will generally be executed through Fred Alger & Company, Incorporated ("Alger Inc.") if, in the judgment of Alger Management, the use of Alger Inc. is likely to result in price and execution at least as favorable as those of other qualified broker-dealers and if, in particular transactions, Alger Inc. charges the Fund involved a rate consistent with that charged to comparable unaffiliated customers in similar transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. Principal transactions are not entered into with affiliates of the Trust except pursuant to exemptive rules or orders adopted by the SEC.

In selecting brokers or dealers to execute portfolio transactions on behalf of a Fund, Alger Management seeks the best overall terms available. In assessing the best overall terms available for any transaction, Alger Management will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, Alger Management is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services, as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, provided to the

Fund involved, the other Funds and/or other accounts over which Alger Management or its affiliates exercise investment discretion to the extent permitted by law. Alger Management's fees under its agreements with the Funds are not reduced by reason of its receiving brokerage and research services. The Board of Trustees will periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time are reasonable in relation to the benefits received by the Funds.

For the fiscal year ended October 31, 2002, the Funds paid an aggregate of approximately $3,947,363 in commissions, of which $2,554,672 was paid to Alger Inc. For the fiscal year ended October 31, 2003, the Funds paid an aggregate of approximately $5,081,780 in commissions in connection with portfolio transactions of which $2,661,495 was paid to Alger Inc. For the fiscal year ended October 31, 2004, the Funds paid an aggregate of approximately $7,040,521 in commissions in connection with portfolio transactions of which $2,993,655 was paid to Alger Inc. The commissions paid to Alger Inc. during the fiscal year ended October 31, 2004 constituted 43% of the aggregate brokerage commissions paid by the Funds; during that year, 50% of the aggregate dollar amount of transactions by the Funds involving the payment of brokerage commissions was effected through Alger Inc. Alger Inc. does not engage in principal transactions with the Funds and, accordingly, receives no compensation in connection with securities purchased or sold in that manner, which include securities traded in the over-the-counter markets, money market investments and most debt securities. During the fiscal year ended October 31, 2004, $125,906,511 in portfolio transactions, incurring $394,498 in commissions, was allocated to brokers who supplied research to the Trust or Alger Management.

NET ASSET VALUE

The net asset value per share of each class is calculated on each day on which the New York Stock Exchange, Inc. (the "NYSE") is open as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The NYSE is generally open on each Monday through Friday. Net asset value per share of a class of a Fund is computed by dividing the value of the Fund's net assets attributable to the class by the total number of its shares of that class outstanding. Shares of the two classes may differ in net asset value.

The assets of the Funds are generally valued on the basis of market quotations. Securities whose principal market is on an exchange or in the over-the-counter market are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when the Board of Trustees believes that these prices reflect the fair market value of the securities. Other investments and other assets, including restricted securities and securities for which market quotations are not readily available, are valued at fair value under procedures approved by the Board of Trustees. Short-term securities with maturities of 60 days or less are valued at amortized cost, as described below, which constitutes fair value as determined by the Board of Trustees.

The valuation of money market instruments with maturities of 60 days or less is based on their amortized cost which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

PURCHASES AND REDEMPTIONS

Shares of the Funds are offered by the Trust on a continuous basis and are distributed by Alger Inc. as principal underwriter for the Funds pursuant to a distribution agreement (the "Distribution Agreement"). The Distribution Agreement provides that Alger Inc. accepts orders for shares at net asset value as no sales commission or load is charged. Each of the officers of the Trust and Mr. Alger, a Trustee of the Trust, is an "affiliated person," as defined in the Act, of the Trust and of Alger Inc.

Purchases and redemptions of shares of a Fund will be effected on days on which the NYSE is open for trading. Such purchases and redemptions of the shares of each Fund are effected at their respective net asset values per share determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on that same day. See "Net Asset Value." Payment for redemptions will be made by the Trust's transfer agent on behalf of the Trust and the relevant Funds within seven days after receipt of redemption requests.

The Trust may suspend the right of redemption of shares of any Fund and may postpone payment for any period: (i) during which the NYSE is closed (other than customary weekend and holiday closing) or during which trading on the NYSE is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the shareholders of the Trust; or (iv) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of its shares.

Orders received by the Trust or the Trust's transfer agent are effected on days on which the NYSE is open for trading. For orders received before the close of regular trading on the NYSE, purchases and redemptions of the shares of each Fund are effected at the respective net asset values per share determined as of the close of regular trading on the NYSE on that same day. Orders received after the close of regular trading on the NYSE are effected at the next calculated net asset value. See "Net Asset Value." All orders for the purchase of shares are subject to acceptance or rejection by the Trust. Payment for redemptions will be made by the Trust's transfer agent on behalf of the Trust and the relevant Funds within seven days after the request is received. The Trust does not assess any fees, either when it sells or when it redeems its shares.

Investors may exchange stock of companies acceptable to Alger Management for shares of the Funds with a minimum of 100 shares of each company generally being required. The Trust believes such exchange provides a means by which holders of certain securities may invest in the Funds without the expense of selling the securities in the public market. The investor should furnish either in writing or by telephone to Alger Management a list with a full and exact description of all securities proposed for exchange. Alger Management will then notify the investor as to whether the securities are acceptable and, if so, will send a Letter of Transmittal to be completed and signed by the investor. Alger Management has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the Letter of Transmittal to the Custodian of the Trust's assets. The investor must certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. Upon receipt by the Custodian, the securities will be valued as of the close of business on the day of receipt in the same manner as the Fund's securities are valued each day. Shares of the Fund having an equal net asset value as of the close of the same day will be registered in the investor's name.

There is no sales charge on the issuance of shares of the Fund, no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine federal, state and local tax consequences.

Payment for shares tendered for redemption is ordinarily made in cash. However, if the Board of Trustees of the Trust determines that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Fund, in lieu of cash, in conformity with applicable rules of the SEC. The Trust has elected to be governed by Rule 18f-1 under the Act, pursuant to which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Trust uses to value its portfolio securities and such valuation will be made as of the time the redemption price is determined.

TELEPHONE EXCHANGES AND REDEMPTIONS

Shares of the Funds can be exchanged or redeemed via telephone under certain circumstances. The Trust and Transfer Agent have reasonable procedures in place to determine that telephone instructions are genuine. They include requesting personal identification and recording calls. If the Trust and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions. For more information on telephone exchanges and redemptions, contact the Transfer Agent.

EXPENSES

Each Fund will bear its own expenses. Operating expenses for each Fund generally consist of all costs not specifically borne by Alger Management, including investment management fees, fees for necessary professional and brokerage services, costs of regulatory compliance and costs associated with maintaining legal existence and shareholder relations. From time to time, Alger Management in its sole discretion and as it deems appropriate, may assume certain expenses of one or more of the Funds while retaining the ability to be reimbursed by the applicable Fund for such amounts prior to the end of the fiscal year. This will have the effect of lowering the applicable Fund's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are assumed or reimbursed, as the case may be.

Each Fund may compensate certain entities other than Alger Inc. and its affiliates for providing recordkeeping and/or administrative services to participating retirement plans and other institutional investors holding Fund shares. This compensation may be paid at an annual rate of up to 0.25% of the net asset value of shares of the Fund held by those accounts.

DISTRIBUTION PLAN

Under a distribution plan (the "Plan") adopted in accordance with Rule 12b-1 under the 1940 Act, each Fund may pay Alger Inc. a fee, at an annual rate of up to 0.50% of the average daily net assets of the Fund allocable to Class R shares of the Fund, primarily for remittance to qualified plan service providers and other financial intermediaries as compensation for distribution assistance and shareholder services with respect to Class R shares. The Plan is a
"compensation" type plan and permits the payment at an annual rate of up to 0.50% of the average daily net assets allocable to the Class R shares of a Fund for recordkeeping and administrative services as well as activities that are primarily intended to result in sales of Class R shares of the Fund, including but not limited to preparing, printing and distributing prospectuses, Statements of Additional Information, shareholder reports, and educational materials to investors; compensating selling personnel; responding to inquiries by investors; receiving and answering correspondence; investor-level recordkeeping and administrative services; and similar activities. The Trustees unanimously approved the Plan on December 11, 2002, and it became effective on January 27, 2003. The Plan and any related agreement that is entered into by the Trust in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any related agreements ("Independent Trustees"). All material amendments to the Plan must be approved by a majority vote of the Trustees, including a majority of the Independent Trustees, at a meeting called for that purpose. The Plan may not be amended to increase materially the amount to be spent with respect to a Fund without the approval of the Class R shareholders of the Fund. In addition, the Plan may be terminated with respect to any Fund at any time, without penalty, by vote of a majority of the outstanding Class R shares of the Fund or by vote of a majority of the Independent Trustees. During the fiscal year ended October 31, 2004, the Trust paid $33,977 to Alger under the Class R 12b-1 Plan. Alger Inc.'s selling expenses during that period were as follows for the Funds:

THE ALGER INSTITUTIONAL FUNDS - CLASS R SHARES

                              Small        Large                      Mid         Capital    Socially
                               Cap          Cap                       Cap         Appre-    Responsible
                              Growth       Growth      Balanced      Growth       ciation     Growth         Total
                              ------       ------      --------      ------       -------   -----------     -------
Compensation to Dealers       $1,277       $6,640       $766        $32,433       $2,043       $511         $43,670
                              ------       ------       ----         ------       ------       ----         -------
Total Selling Expenses        $1,277       $6,640       $766        $32,433       $2,043       $511         $43,670
                              ======       ======       ====         ======       ======       ====         =======

MANAGEMENT

TRUSTEES AND OFFICERS OF THE FUND

The Trust is governed by a Board of Trustees which is responsible for protecting the interests of shareholders under Massachusetts law.

The Board of Trustees has one standing committee, the Audit Committee, which oversees (a) the Trust's accounting and financial reporting policies and practices and its internal controls and (b) the quality and objectivity of the Trust's financial statements and the independent audit thereof. The Committee met three times during the Trust's last fiscal year. Its current members are Lester L. Colbert, Jr., Stephen E. O'Neil and Nathan E. Saint-Amand.

Information about the Trustees and officers of the Trust is set forth below. In the following tables, the term "Alger Fund Complex" refers to the Trust and the five other registered investment companies managed by Fred Alger Management, Inc. ("Alger Management"). Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer's term of office is one year. The address of Messrs. Alger and Chung is 111 Fifth Avenue, New York, NY 10003; that of Mr. Blum and Ms. Feld is 30 Montgomery Street, Jersey City, NJ 07302. The address of Ms. Alger and each of the non-interested Trustees is c/o The Alger Institutional Funds, 111 Fifth Avenue, New York, NY 10003.

                                                                                                           NUMBER OF
                                                                                                              FUNDS
                                                                                                          IN THE ALGER
                                                                                                          FUND COMPLEX
                                                                                              TRUSTEE       WHICH ARE
    NAME, AGE, POSITION                                                                       AND/OR        OVERSEEN
        WITH THE FUND                     PRINCIPAL OCCUPATIONS                            OFFICER SINCE   BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Fred M. Alger III (71)        Chairman of the Board of Alger Associates, Inc. ("Associates"),   1993          24
   Chairman of the Board      Fred Alger & Company, Incorporated ("Alger Inc."),
                              Alger Management, Alger Properties, Inc. ("Properties"),
                              Alger Shareholder Services, Inc. ("Services"), Alger Life
                              Insurance Agency, Inc. ("Agency"), Fred Alger International
                              Advisory S.A. ("International"), five of the six investment companies in the Alger Fund Complex, Alger SICAV ("SICAV")
                              and Analysts Resources, Inc. ("ARI").

Dan C. Chung (43)             President since September 2003 and Chief Investment Officer       2001          18
   Trustee and                and Director since 2001 of Alger Management; President since
   President                  2003 and Director since 2001 of Associates,Properties, Services,
                              Agency, International (Director since 2003), Trust
                              and ARI;  President  of the other five  investment
                              companies in the Alger Fund Complex  since [date];
                              Trustee/Director  of four  of the  six  investment
                              companies  in the Alger Fund  Complex  since 2001;
                              senior analyst with Alger Management 1998-2001.

Hilary M. Alger, CFA (44)     Trustee/Director of five of the six investment companies in       2003          19
   Trustee                    the Alger Fund Complex since 2003; Director of Development,
                              Pennsylvania Ballet since 2004, Associate Director
                              of  Development,  College of Arts and Sciences and
                              Graduate School, University of Virginia 1999-2003;
                              Director of Development and Communications,  Lenox
                              Hill   Neighborhood   House  1997-99;   securities
                              analyst, Alger Management 1987-92.

NON-INTERESTED TRUSTEES

Charles F. Baird, Jr. (52)    Managing Partner of North Castle Partners, a private equity       2000          18
   Trustee                    securities group; Chairman of Equinox, Leiner Health Products,
                              Elizabeth  Arden Day Spas,  Grand  Expeditions and
                              EAS;   Trustee/Director   of   four   of  the  six
                              investment  companies  in the Alger Fund  Complex.
                              Formerly Managing Director of AEA Investors, Inc.

Roger P. Cheever (60)         Associate Dean of Development, Harvard University; Trustee/       2000          18
   Trustee                    Director of four of the six investment companies in the Alger
                              Fund Complex. Formerly Deputy Director of the Harvard
                              College Fund.

Lester L. Colbert, Jr. (72)   Private investor since 1988; Trustee/Director of three of the     2000          19
   Trustee                    six investment companies in the Alger Fund Complex since
                              2000, of one since 2003, and of another since 1974. Chairman of the Board, President and Chief Executive Officer of Xidex
                              Corporation 1972-87.

Stephen E. O'Neil (73)        Attorney; Private investor since 1981; Director of Brown-Forman   1993          25
   Trustee                    Corporation since 1978; Trustee/Director of the six investment companies  in the  Alger  Fund  Complex  since the
                              inception of each;  Formerly of Counsel to the law
                              firm of Kohler & Barnes to 1998.

Nathan E. Saint-Amand,        Medical Doctor in private practice; Member of the Board of the    1993          25
   M.D. (68)                  Manhattan Institute since 1988; Trustee/Director of each of
   Trustee                    the six investment companies in the Alger Fund Complex since the  later  of  1986  or its  inception;  formerly
                              Co-Chairman,  Special Projects  Committee,Memorial
                              Sloan Kettering.

                                                                                                           NUMBER OF
                                                                                                              FUNDS
                                                                                                          IN THE ALGER
                                                                                                          FUND COMPLEX
                                                                                              TRUSTEE       WHICH ARE
    NAME, AGE, POSITION                                                                       AND/OR        OVERSEEN
        WITH THE FUND                     PRINCIPAL OCCUPATIONS                            OFFICER SINCE   BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------
OFFICERS

Frederick A. Blum (52)        Executive Vice President and Treasurer of Alger Inc., Alger       1996          N/A
   Treasurer                  Management, Properties, Associates, ARI, Services and Agency
                              since  September  2003 and Senior  Vice  President
                              prior thereto;  Treasurer or Assistant  Treasurer,
                              and  Assistant  Secretary,  of  each  of  the  six
                              investment  companies  in the Alger  Fund  Complex
                              since the later of 1996 or its inception. Director
                              of SICAV and  International  and  Chairman  of the
                              Board (and prior thereto,  Senior Vice  President)
                              and  Treasurer  of Alger  National  Trust  Company
                              since 2003.

Hal Liebes (42)               Executive Vice President, Chief Legal Officer and Secretary       2005          N/A
   Secretary and              of Alger Inc. and Alger Management, Secretary of the six funds
   Chief Compliance           in the Alger Fund Complex. Formerly Chief Compliance
   Officer                    Officer 2004, AMVESCAP PLC; U.S. General Counsel
                              1994-2002 and Global General Counsel 2002-2004,
                              Credit Suisse Asset Management.

Michael D. Martins (40)       Senior Vice President of Alger Management; Assistant Treasurer    2005          N/A
   Assistant Treasurer and    and Assistant Secretary of the six funds in the Alger Fund
   Assistant Secretary        Complex since 2004. Formerly Vice President, Brown Brothers
                              Harriman & Co. 1997-2004.


Messrs. Alger and Chung are "interested persons" (as defined in the Investment Company Act) of the Trust because of their affiliations with Alger Management and Alger Inc., the Trust's principal underwriter. Mr. Chung is Mr. Alger's son-in-law. Ms. Alger is Mr. Alger's daughter and is an interested person of the Trust by virtue of that relationship. No Trustee is a director of any public company except as may be indicated under "Principal Occupations."

No director, officer or employee of Alger Management or its affiliates receives any compensation from the Fund for serving as an officer or Trustee of the Fund. The Fund pays each independent Trustee a fee of $1,500 for each meeting attended, to a maximum of $6,000, plus travel expenses incurred for attending the meeting.

The Fund did not offer its Trustees any pension or retirement benefits during or prior to the fiscal year ended October 31, 2004. The following table provides compensation amounts paid to the current non-interested Trustees of the Trust for the fiscal year ended October 31, 2004.

                               COMPENSATION TABLE

                                                AGGREGATE
                                            COMPENSATION FROM          TOTAL COMPENSATION PAID TO TRUSTEES FROM
       NAME OF PERSON, POSITION                 THE TRUST                       THE ALGER FUND COMPLEX
       ------------------------             -----------------          ----------------------------------------
       Stephen E. O'Neil                         $3,000                                 $30,000
       Nathan E. Saint-Amand                     $6,000                                 $44,000
       Charles F. Baird, Jr.                     $6,000                                 $30,000
       Roger P. Cheever                          $6,000                                 $30,000
       Lester L. Colbert, Jr.                    $6,000                                 $38,000

The following table shows each current Trustee's beneficial ownership as of December 31, 2004, by dollar range, of equity securities of the Trust and of the funds in the Alger Fund Complex overseen by that Trustee. The ranges are as follows: A = none; B = $1-$10,000; C = $10,000-$50,000; D = $50,000-$100,000; E
= over $100,000. The table reflects Mr. Alger's beneficial ownership of shares of the Funds, and of all Funds in the Alger Fund Complex overseen by Mr. Alger as a Trustee, that are owned by various entities that may be deemed to be controlled by Mr. Alger.

None of the non-interested Trustees and none of their immediate family members owns any securities issued by Alger Management, Alger Inc., or any company (other than a registered investment company) controlling, controlled by or under common control with Alger Management or Alger Inc.

The Trustees and officers of the Trust are permitted to purchase shares of the Funds without the payment of any sales charge. Applicable sales charges are waived for these individuals because no selling effort by the Distributor, Alger Inc., is involved and in order to promote the alignment of such individuals' economic interests with the Trust.

                                                       EQUITY SECURITIES
                                                          OF EACH FUND
                             ----------------------------------------------------------------------
                                                                                                        AGGREGATE EQUITY SECURITIES
                             SMALLCAP       CAPITAL      MIDCAP              LARGECAP     SOCIALLY        OF FUNDS IN ALGER FUND
     NAME OF TRUSTEE          GROWTH     APPRECIATION    GROWTH    BALANCED   GROWTH    RESPONSIBLE     COMPLEX OVERSEEN BY TRUSTEE
------------------------     ----------------------------------------------------------------------     ---------------------------
INTERESTED TRUSTEES

Fred M. Alger III               C            C             D          E         C           E                        E
Hilary M. Alger                 A            A             A          A         A           A                        E
Dan C. Chung                    C            D             A          A         D           A                        E

NON-INTERESTED TRUSTEES

Charles F. Baird, Jr.           A            A             A          A         A           A                        A
Roger P. Cheever                A            A             A          A         A           A                        E
Lester L. Colbert, Jr.          A            A             A          A         A           A                        D
Stephen E. O'Neil               A            A             A          A         A           A                        A
Nathan E. Saint-Amand           A            A             A          A         A           A                        E

INVESTMENT MANAGER

Alger Management serves as investment manager to each of the Funds pursuant to separate written agreements (the "Management Agreements") and under the supervision of the Trust's Board of Trustees. Alger Management is the Funds' investment manager and is responsible for the overall administration of the Trust, subject to the supervision of the Board of Trustees. Alger Management makes investment decisions for the Funds, provides administrative services, places orders to purchase and sell securities on behalf of the Funds and selects broker-dealers that, in its judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. It is anticipated that Alger Inc. will serve as the Trust's broker in effecting most of the Funds' transactions on securities exchanges and will retain commissions in accordance with certain regulations of the SEC. In addition, Alger Management employs professional securities analysts who provide research services exclusively to the Funds and other accounts for which Alger Management or its affiliates serve as investment adviser or subadviser.

Alger Management pays the salaries of all officers who are employed by both it and the Trust. By virtue of the responsibilities assumed by Alger Management, the Trust requires no employees other than its executive officers. None of the Trust's executive officers devotes full time to the affairs of the Trust. Alger Management has agreed to maintain office facilities for the Trust, furnish the Trust with statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Trust, and to compute the net asset value, net income and realized capital gains or losses of the Funds. Alger Management prepares semi-annual reports for the SEC and shareholders, prepares federal and state tax returns and filings with state securities commissions, maintains the Trust's financial accounts and records and generally assists in all aspects of the Trust's operations.

In addition, Alger Management analyzes the Funds' assets, provides administrative services, arranges for the purchase and sale of the Funds' securities and selects broker-dealers that, in its judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. It is anticipated that the Trust's distributor, Alger Inc., an affiliate of Alger Management, will serve as the Funds' broker in effecting a substantial portion of the Funds' transactions on securities exchanges and will retain commissions in accordance with certain regulations of the Securities and Exchange Commission. In addition, Alger Management may select broker-dealers that provide it with brokerage and research services and may cause a Fund to pay these broker-dealers commissions that exceed those other broker-dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and research services received. Alger Management bears all expenses in connection with the performance of its services under the Management Agreements.

In return for advisory services provided by Alger Management, each Fund has agreed to pay Alger Management monthly advisory fees equal on an annual basis to the following percentages of the Funds' average daily net assets:

                                     ANNUAL ADVISORY
                                   FEE AS PERCENTAGE
FUND                              OF AVERAGE NET ASSETS
------                            ---------------------
Alger SmallCap Growth                     .85%
Institutional Fund

Alger Capital Appreciation                .85%
Institutional Fund

Alger Technology                          .85%
Institutional Fund

Alger MidCap Growth                       .80%
Institutional Fund

Alger Balanced                            .75%
Institutional Fund

Alger LargeCap Growth                     .75%
Institutional Fund

Alger Socially Responsible                .75%
Growth Institutional Fund

Alger Core Fixed-Income                   .375%
Institutional Fund


For the fiscal years ended October 31, 2002, October 31, 2003 and October 31, 2004, Alger Management earned under the terms of the Management Agreements $718,100, $627,529 and $722,861, respectively, in respect of the Alger LargeCap Growth Institutional Fund; $649,692, $612,415 and $759,625, respectively, in respect of the Alger SmallCap Growth Institutional Fund; $1,909,491, $2,570,337 and $5,780,662, respectively, in respect of the Alger MidCap Growth Institutional Fund; $1,455,077, $1,171,206 and $1,284,598, respectively, in respect of the Alger Capital Appreciation Institutional Fund; $1,325, $9,814 and $11,466, respectively, in respect of the Alger Balanced Institutional Fund, and $463, $8,461 and $10,445, respectively, in respect of the Alger Socially Responsible Growth Institutional Fund.

From time to time Alger Inc., at its expense from its own resources, may compensate brokers, dealers, investment advisers or others ("financial intermediaries") who are instrumental in effecting investments by their clients or customers in the Trust, in an amount up to 1% of those investments. Alger Inc. may also from time to time, at its expense from its own resources, make payments to other financial intermediaries that provide shareholder servicing or transaction processing with such payments structured as a percentage of gross sales, a percentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transaction processing and transmission charges). Payments under these other arrangements may vary but generally will not exceed 0.50% annually of Trust assets or 0.50% annually of Trust sales attributable to that financial intermediary. Alger Inc. determines whether to make any additional cash payments and the amount of any such payments in response to requests from financial intermediaries, based on factors Alger Inc. deems relevant. Factors considered by Alger, Inc. generally include the financial intermediary's reputation, ability to attract and retain assets for the Trust, expertise in distributing a particular class of shares of the Trust, entry into target markets, and/or quality of service.

Financial intermediaries with whom Alger Inc. has its most significant arrangements to make additional cash compensation payments are AG Edwards, Bear Stearns, Capital Investment Brokerage, CIBC World Markets, Citigroup, Goldman Sachs, Kemper Investors, Legg Mason Wood Walker, Leonard & Company, Lincoln Financial Advisors, Lincoln Investment Planning, Merrill Lynch Pierce Fenner & Smith, Oppenheimer &Co., Inc., MetLife Securities, Morgan Stanley & Co., RBC Dain Rauscher, Retirement System Distributors, Ryan Beck & Co., Securities America, Smith Hayes Financial, UBS, USI Securities and Walnut Street Securities. In addition, Alger, Inc. may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of Alger Inc. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Any payments described above will not change the price paid by investors for the purchase of shares of a Fund or the amount of proceeds received by a Fund on the sale of shares.

Alger Management is a wholly-owned subsidiary of Alger Inc. which in turn is a wholly-owned subsidiary of Alger Associates, Inc., a financial services holding company. Fred M. Alger III, who holds in excess of 25% of the outstanding voting securities of Associates, may be deemed to control that company and its subsidiaries. Mr. Alger holds his shares through a limited liability company, of which he is the president and majority shareholder. The officers of the Trust and Mr. Alger are affiliated persons of the Trust and Alger Management by virtue of their offices with those entities.


INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM


Ernst & Young LLP serves as independent registered public accounting firm for the Fund.

CODE OF ETHICS

Alger Management personnel ("Access Persons") are permitted to engage in personal securities transactions, including transactions in securities that may be purchased or held by the Trust, subject to the restrictions and procedures of the Trust's Code of Ethics. Pursuant to the Code of Ethics, Access Persons generally must preclear all personal securities transactions prior to trading and are subject to certain prohibitions on personal trading. You can obtain a copy of the Trust's Code of Ethics by calling the Trust toll-free at (800) 992-3362.

DIVIDENDS AND DISTRIBUTIONS

Each class will be treated separately in determining the amounts of dividends of net investment income and distributions of capital gains payable to holders of its shares. Dividends and distributions will be automatically reinvested on the payment date for each shareholder's account in additional shares of the class that paid the dividend or distribution at net asset value. Dividends will be declared and paid annually. Distributions of any net realized capital gains earned by a Fund usually will be made annually after the close of the fiscal year in which the gains are earned.

The classes of a Fund may have different dividend and distribution rates. Class I dividends generally will be greater than those of Class R due to the higher expenses borne by Class R shares. However, dividends paid to each class of shares in a Fund will be declared and paid at the same time and will be determined in the same manner as those paid to the other class.

TAXES

The following is a summary of selected federal income tax considerations that may affect the trust and its shareholders. The summary is not intended to substitute for individual tax advice and investors are urged to consult their own tax advisers as to the federal, state and local tax consequences of investing in the funds.

Each Fund will be treated as a separate taxpayer with the result that, for federal income tax purposes, the amounts of net investment income and capital gains earned will be determined on a Fund-by-Fund (rather than on a Trust-wide) basis.

Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If qualified as a regulated investment company, a Fund will pay no federal income taxes on its investment company taxable income (that is, taxable income other than net realized long-term capital gains) and its net realized long-term capital gains that are distributed to shareholders. To qualify under Subchapter M, a Fund must, among other things: (1) distribute to its shareholders at least 90% of its taxable net investment income and net realized short-term capital gains; (2) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to the Fund's business of investing in securities; and (3) diversify its holdings so that, at the end of each fiscal quarter of the Fund (a) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Fund's assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are determined to be in the same or similar trades or businesses or related trades or businesses. In meeting these requirements, a Fund may be restricted in the utilization of certain of the investment techniques described above and in the Prospectus.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. Plan participants should consult their plan sponsors or tax advisers regarding the tax consequences of participation in the plan or of any plan contributions or withdrawals.

CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian of the Trust's assets pursuant to a custodian agreement.

TRANSFER AGENT

State Street Bank and Trust Company also serves as transfer agent for the Trust pursuant to a transfer agency agreement, with transfer agent services provided by State Street's affiliate, Boston Financial Data Services, Inc. ("Boston Financial").

Under the transfer agency agreement, Boston Financial processes purchases and redemptions of shares of the Funds, maintains the shareholder account records for each Fund, handles certain communications between shareholders and the Trust and distributes any dividends and distributions payable by the Trust. The Trust and Alger Inc. (or its affiliates) may enter into an agreement for recordkeeping services. Similarly, the Trust, Alger Inc. (or its affiliates) and non-affiliated third-party service providers may enter into agreements for record keeping services.

Under the transfer agency agreement, Boston Financial is compensated on a per-account and, for certain transactions, a per-transaction basis. The Trust has entered into a Shareholder Administrative Services Agreement with Alger Shareholder Services, Inc. (an affiliate of Alger Inc. and the Trust's transfer agent prior to November 22, 2004) to compensate Alger Shareholder Services Inc. on a per account basis for its liaison and administrative oversight of Boston Financial and related services.

CERTAIN SHAREHOLDERS

Set forth below is certain information regarding significant shareholders of the Funds as of February 1, 2005. FIIOC, Agent for Certain Employee Benefit Plans, owned beneficially or of record 41.09%, 36.68% and 53.09%, respectively, of Class I shares of the Alger Capital Appreciation Institutional Fund, the Alger MidCap Growth Institutional Fund and the Alger SmallCap Growth Institutional Fund. The Merrill Lynch Trust FBO Qualified Retirement Plans (the "Merrill Lynch Trust") owned beneficially or of record 64.27% of Class I Shares of the Alger Large Cap Growth Institutional Fund.

Alger Management owned beneficially or of record 88.74% and 93.52% of Class I Shares, and 32.64% and 36.18% of Class R Shares, of the Alger Balanced Institutional Fund and the Alger Socially Responsible Growth Institutional Fund, respectively. Both of these Funds are in the early stages of their operations.

Merrill Lynch for the benefit of its customers owned 54.09%, 96.76%, 78.78%, 78.61% and 25.98% of Class R Shares of Alger SmallCap Growth Institutional Fund, Alger LargeCap Growth Institutional Fund, Alger MidCap Growth Institutional
Fund, Alger Capital Appreciation Institutional Fund and Alger Socially Responsible Growth Institutional Fund, respectively.

As of February 1, 2005, Fred M. Alger III, who holds in excess of 25% of the outstanding voting securities of Alger Associates, Inc., a New York corporation, may be deemed to control that company and its subsidiaries, including Fred Alger Management, Inc. These relationships may have the effect of disproportionately diminishing the voting power of other shareholders of Alger Balanced Institutional Fund and Alger Socially Responsible Growth Institutional Fund, of which Alger Management owns more than 25% of each such Fund's Class R shares. This effect may diminish as other investors purchase additional shares of these Funds.

The following table contains information regarding persons known to the Trust who own beneficially or of record five percent or more of any class of the shares of any Fund. Unless otherwise noted, the address of each owner is 111 Fifth Avenue, New York, NY 10003. All holdings are expressed as a percentage of a class of the Fund's outstanding shares as of February 1, 2005 and record and beneficial holdings are denoted as follows: record/beneficial. A single entry signifies record and beneficial ownership.


                                       ALGER          ALGER          ALGER          ALGER                       SOCIALLY
                                     SMALLCAP       LARGECAP        MIDCAP         CAPITAL         ALGER       RESPONSIBLE
                                      GROWTH         GROWTH         GROWTH      APPRECIATION     BALANCED        GROWTH
                                   INSTITUTIONAL  INSTITUTIONAL  INSTITUTIONAL  INSTITUTIONAL  INSTITUTIONAL  INSTITUTIONAL
NAME AND                               FUND           FUND           FUND           FUND           FUND           FUND
ADDRESS                              (RECORD/       (RECORD/       (RECORD/       (RECORD/       (RECORD/       (RECORD/
OF SHAREHOLDERS                     BENEFICIAL)    BENEFICIAL)    BENEFICIAL)    BENEFICIAL)    BENEFICIAL)    BENEFICIAL)
---------------                    ------------   ------------   ------------   ------------   ------------   ------------
CLASS I SHARES

Merrill Lynch Trust++                  7.76%/+       64.27%/+      19.15%/+       20.36%/+       11.26%/+         */*
FBO Qualified Ret. Plans
4800 Deer Lake Drive, East
Jacksonville, FL 32246

NFSFIIOC FBO Employee                 53.09%/+          */*        36.68%/+       41.09%/+         */*            */*
  Benefit Plans
100 Magellan Way
Covington, KY 41015

Putnam Fiduciary Trust Company          */*          15.67%/+        */*            */*            */*            */*
TRUSTEE CDI Corporation 401(k)
  Savings Plan
859 Willard Street
Quincy, MA 02269-9110

Charles Schwab & Co., Inc.              */*            */*         5.94%/+          */*            */*            */*
Special Custody Account
Attention Mutual Funds
101 Montgomery St.
San Francisco, CA 94104

State Street Bank & Trust Co.           */*            */*           */*          10.05%/+         */*            */*
TRUSTEE ADP/Morgan Stanley
Alliance
105 Rosement Avenue
Westwood, MA 02090

Vanguard Fiduciary                      */*            */*           */*          13.51%/+         */*            */*
P.O. Box 2600, VM 613
Valley Forge, PA19482

Eighth District Electrical            16.10%/+         */*           */*            */*            */*            */*
  Pension Fund Annuity Plan
10620 E. Bethany Drive
Aurora, CO 80014

Pershing LLC                           6.84%+          */*           */*            */*            */*            */*
P.O. Box 2052
Jersey City, NJ 07302

Reliance Trust Company Directed         */*            */*         9.06%+           */*            */*            */*
TRUSTEE MetLife Retirement
  & Savings
2 Montgomery Street - 3rd Floor
Jersey City, NJ 07302

Fred Alger Management, Inc.             */*            */*           */*            */*          88.74%         93.52%

                                       ALGER          ALGER          ALGER          ALGER                       SOCIALLY
                                     SMALLCAP       LARGECAP        MIDCAP         CAPITAL         ALGER       RESPONSIBLE
                                      GROWTH         GROWTH         GROWTH      APPRECIATION     BALANCED        GROWTH
                                   INSTITUTIONAL  INSTITUTIONAL  INSTITUTIONAL  INSTITUTIONAL  INSTITUTIONAL  INSTITUTIONAL
NAME AND                               FUND           FUND           FUND           FUND           FUND           FUND
ADDRESS                              (RECORD/       (RECORD/       (RECORD/       (RECORD/       (RECORD/       (RECORD/
OF SHAREHOLDERS                     BENEFICIAL)    BENEFICIAL)    BENEFICIAL)    BENEFICIAL)    BENEFICIAL)    BENEFICIAL)
---------------                    ------------   ------------   ------------   ------------   ------------   ------------

CLASS R SHARES

Fred Alger & Company                  16.92%           */*           */*          9.57%            */*           */*
Incorporated

Fred Alger Management, Inc.             */*            */*           */*           */*            32.64%       36.18%

Merrill Lynch Trust                   54.09%/+        96.76%/+      78.78%        78.61%/+         */*         25.98%/+
FBO its Customers
4800 Deer Lake Drive, East
Jacksonville, FL 32246

MCB Trust Services                    28.99%+          */*           */*           */*             */*            */*
FBO Natren Inc. 401k
Profit Sharing Plan
700 17th Street - Suite 300
Denver, CO 80202

MCB Trust Services                      */*            */*           7.72%/+       */*             */*            */*
FBO GSC Enterprises 401(k) Plan
700 17th Street - Suite 300
Denver, CO 80202

BISYS Retirement Services               */*            */*           */*          11.81%+          */*            */*
FBO Bernal, Inc. 401k Plan
700 17th Street - Suite 300
Denver, CO 80202

MFS Heritage Trust Co.                  */*            */*           */*          11.81%+         67.36%+         */*
FBO Process Machinery Inc. 401k
1636 Issac Shelby Drive
Shelbyville, KY 40065

MCB Trust Services as Agent for         */*            */*           */*           */*             */*          35.32%+
Frontier Trust Co as Trustee
Whittmanhart Retirement Plan
700 17th Street - Suite 300
Denver, CO 80202

Officers and Trustees of the          **/**          **/**         **/**         **/**           **/**           **/**
Fund in the Aggregate**


------------------
 *  Indicates shareholder owns less than 5% of the Fund's shares.

**  Certain  officers  and  Trustees of the Trust are  participants  in the Fred
    Alger & Company, Incorporated Retirement Plans and may therefore, as a group, be deemed to be indirect holders of the following interests in the
    Funds: SmallCap Growth Institutional Fund, .07%; LargeCap Growth Institutional Fund, 0.53%; MidCap Growth Institutional Fund, .13%; Capital Appreciation Institutional Fund, .19%; Balanced Institutional Fund, 4.3%.

 + Either the Fund regards the underlying Plan as the beneficial owner or believes the underlying customers are the beneficial owners and that no such customer owned 5% or more of the outstanding shares of the respective Class of the Fund's Shares.

++ The shares held by Merrill Lynch Trust include those shares used in the calculations for "Officers and Trustees of the Fund in the Aggregate." In addition, the portion of Merrill Lynch Trust shares allocable to employees of Alger Inc. and its affiliates are as follows:SmallCap Growth
    Institutional Fund: 58.58%, LargeCap Growth Institutional Fund: 5.18%, MidCap Growth Institutional Fund: 3.23%, Capital Appreciation Institutional
    Fund: 15.9%, and Balanced Institutional Fund: 99.9%.

ORGANIZATION

The Trust has been organized as a business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated July 14, 1993 (the "Trust Agreement"). The Trust offers shares of beneficial interest of separate series, par value $.001 per share. An unlimited number of shares of six series, representing the shares of the Funds, have been authorized. The word "Alger" in the Trust's name has been adopted pursuant to a provision contained in the Agreement and Declaration of Trust. Under that provision, Associates may terminate the Trust's license to use the word "Alger" in its name when Alger Management ceases to act as the Fund's investment manager.

On February 28, 2002, the Trust changed its name from The Alger Retirement Fund to The Alger Institutional Fund. In connection with this change of name, the names of the portfolios of the Trust were also changed as follows:

FORMER NAME                  NEW NAME
-------------                ----------

Alger SmallCap               Alger SmallCap
  Retirement Portfolio         Institutional Portfolio

Alger MidCap Growth          Alger MidCap Growth
  Retirement Portfolio         Institutional Portfolio

Alger Growth                 Alger LargeCap Growth
  Retirement Portfolio         Institutional Portfolio

Alger Capital                Alger Capital
  Appreciation                 Appreciation
  Retirement Portfolio         Institutional Portfolio

Alger Balanced               Alger Balanced
  Retirement Portfolio         Institutional Portfolio

Alger Socially Responsible   Alger Socially
  Growth                       Responsible Growth
  Retirement Portfolio         Institutional Portfolio


On January 27, 2003, Class R shares were added to all of the Trust's portfolios. The previously existing shares were designated Class I shares on that date. Shares of each portfolio are thus divided into two classes, Class I and Class R. The classes differ in that (a) each class has a different class designation; (b) only the Class R shares are subject to a distribution fee under a plan adopted pursuant to rule 12b-1 under the Investment Company Act; and (c) to the extent that one class alone is affected by a matter submitted to a shareholder vote, then only that class has voting power on the matter. Neither class of shares has a conversion feature. On February 24, 2004, the names of the Trust and its portfolios were changed to their current names.


The Trust is classified as a "diversified" investment company under the Investment Company Act of 1940. Accordingly, each Fund is required, with respect to 75% of its assets, to limit its investment in one issuer (other than the U.S. government) to no more than 5% of the investment company's total assets. Each Fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code; one of the requirements for such qualification is a quarterly diversification test, applicable to 50% (rather than 75%) of the Fund's assets, similar to the requirement stated above.

Shares do not have cumulative voting rights, which means that holders of more than 50 percent of the shares voting for the election of Trustees can elect all Trustees. Shares have equal voting rights, which cannot be adversely modified other than by majority vote. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants, and by class within a Fund on matters in which the interests of one class differ from those of another. In the interest of economy and convenience, certificates representing shares of a Fund are physically issued only upon specific written request of a shareholder.

Although, as a Massachusetts business trust, the Trust is not required by law to hold annual shareholder meetings, it may hold meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a trustee or to take other action described in the Trust Agreement.

Meetings of shareholders normally will not be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust Agreement, the Trustees are required to call a meeting of shareholders for the purpose of voting on the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10 percent of the Trust's outstanding shares.

When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a Fund is required on any matter affecting the Fund on which shareholders are entitled to vote, such as approval of a Fund's agreement with Alger Management. Shareholders of one Fund are not entitled to vote on a matter that does not affect that Fund but that does require a separate vote of the other Funds. There normally will be no annual meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office on the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

PROXY VOTING POLICIES
AND PROCEDURES

The Board of Trustees of The Alger Institutional Funds has delegated authority to vote all proxies related to the Funds' portfolio securities to Alger Management, the Funds' investment manager. Alger Management, an investment adviser registered under the Investment Advisers Act of 1940, as amended, maintains discretionary authority over client accounts, including the Funds, and is responsible for voting proxies of all foreign and domestic securities held in the Funds. Management views the responsibility its clients have entrusted to it seriously and has adopted and implemented written policies and procedures designed to ensure that proxies are voted in the best interests of its clients.

Alger Management delegates its proxy voting authority for all foreign and domestic securities held in the Funds to Institutional Shareholder Services, Inc. ("ISS"), a leading proxy voting service provider and registered investment adviser. ISS votes proxies strictly in accordance with pre-determined proxy voting guidelines in order to minimize conflicts of interest. The pre-determined proxy voting guidelines, which are summarized below, address matters such as operations, board of directors, proxy contests, anti-takeover defenses, mergers and corporate restructuring, state of incorporation, capital structure, executive and director compensation, social and environmental issues and mutual fund proxies. ISS will recuse itself from voting proxies should it have a material conflict of interest with the company whose proxies are at issue. Alger Management monitors ISS' proxy voting policies and procedures on a quarterly basis to ensure that the proxies are voted in the best interests of the applicable Fund.

Alger Management maintains records of its proxy voting policies and procedures. Alger Management or ISS, on Management's behalf, maintains proxy statements received regarding securities held by the Funds; records of votes cast on behalf of each Fund; records of requests for proxy voting information; and any documents prepared that were material to making a voting decision.

No later than August 31st each year, the Funds' proxy voting record for the most recent 12 months ended June 30th will be available upon request by calling (800) 992-3863 and/on the Funds' website and on the Securities and Exchange Commission's website at http://www.sec.gov.

The following is a summary of the pre-determined voting guidelines used by Alger Management or ISS, on Alger Management's behalf, to vote proxies of securities held by the Funds.

OPERATIONAL  ISSUES

Vote FOR proposals to ratify auditors, unless an auditor has a financial interest in the company, fees for non-audit services are excessive or there is reason to believe that the auditor's opinion is inaccurate.

BOARD OF DIRECTORS

Votes on director nominees in uncontested elections are made on a CASE-BY-CASE basis, examining such factors as the independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity.

PROXY CONTESTS

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis considering such factors as the management's track record, qualifications of director nominees and an evaluation of what each side is offering shareholders.

ANTI-TAKEOVER DEFENSES

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

MERGERS  AND  CORPORATE  RESTRUCTURINGS

Vote on a CASE-BY-CASE basis on mergers and corporate restructurings based on factors such as financial issues and terms of the offer.

STATE OF INCORPORATION

Proposals for changing a company's state of incorporation are evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate
governance  concerns,   including  the  reasons  for  reincorporating.

CAPITAL STRUCTURE

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights; Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed.

EXECUTIVE AND DIRECTOR COMPENSATION

Votes are determined on a CASE-BY-CASE basis analyzing the estimated dollar cost for the proposed plan.

SOCIAL AND ENVIRONMENTAL ISSUES

Votes are determined on a CASE-BY-CASE basis, with a focus on how the proposal will enhance the economic value of the company.

MUTUAL FUND PROXIES

Votes to elect directors are determined on a CASE-BY-CASE basis, considering factors such as board structure and director independence and qualifications.

IN GENERAL

Current performance information for the Funds may be obtained by calling the Funds at (800) 992-3863. Quoted performance may not be indicative of future performance. The performance will depend upon factors such as its expenses and the types and maturities of securities held by the Fund.

From time to time, advertisements or reports to shareholders may compare the yield or performance of a Fund with that of other mutual funds with a similar investment objective. The performance of the Fund, for example, might be compared with rankings prepared by Lipper Analytical Services Inc., which is a widely-recognized, independent service that monitors the performance of mutual funds, as well as with various unmanaged indices, such as the S&P 500 Index, the Russell 2500 Growth Index, the Russell 2000 Growth Index, the S&P SmallCap 600 Index, the Wilshire Small Company Growth Index, or the S&P MidCap 400 Index. In addition, evaluations of the Fund published by nationally recognized ranking services or articles regarding performance, rankings and other Fund characteristics may appear in national publications including, but not limited to, BARRON'S, BUSINESS WEEK, FORBES, INSTITUTIONAL INVESTOR, INVESTOR'S BUSINESS DAILY, KIPLINGER'S PERSONAL FINANCE, MONEY, MORNINGSTAR, THE NEW YORK TIMES, USA TODAY and THE WALL STREET JOURNAL and may be included in advertisements or communications to shareholders. Any given performance comparison should not be considered as representative of the Fund's performance for any future period.

FINANCIAL STATEMENTS

The Trust's financial statements for the year ended October 31, 2004, are contained in the Annual Report to Shareholders for that period, and are hereby incorporated by reference. A copy of the Annual Report to Shareholders may be obtained by telephoning the Trust at (800) 992-3362.

APPENDIX

     Description of certain rating categories assigned by Standard & Poor's, a division of the McGraw-Hill Companies, Inc ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch, Inc. ("Fitch"), Dominion Bond Rating Service Limited ("DBRS") and A. M. Best Company, Inc. ("Best")

COMMERCIAL PAPER AND SHORT-TERM RATINGS

    The designation A-l by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-l.

    The rating Prime-l (P-l) is the highest commercial paper rating assigned by Moody's. Issuers of P-l paper must have a superior capacity for repayment of short-term promissory obligations and ordinarily will be evidenced by leading market positions in well-established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    The rating Fitch-l (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-l is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

BOND AND LONG-TERM RATINGS

S&P

    Bonds rated AA by S&P are judged by S&P to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (S&P's highest rating). Bonds rated AAA are considered by S&P to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market. Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

    S&P's BBB-rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative elements begin to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest that qualifies for commercial bank investment.

    Debt rated BB and B by S&P is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

    Debt rated B by S&P has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB rating.

MOODY'S

     Bonds rated Aa by Moody's are judged to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluc-

APPENDIX
(continued)


tuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds that are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment in the future.

    Moody's Baa-rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

    Bonds rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    Bonds rated B by Moody's generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

FITCH

    Bonds rated AAA by Fitch are judged by Fitch to be strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

    Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    BBB-rated bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

    Fitch's BB-rated bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

    Fitch's B-rated bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

DBRS

    Bonds rated AAA by DBRS are considered to be of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would

APPENDIX
(CONTINUED)


detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

    Bonds rated AA are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

    Bonds rated A are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the A category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

    Bonds rated BBB are considered to be of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

    Bonds rated BB are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

    Bonds rated "B" are regarded as highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

A.M. BEST

    The issuer of long-term debt rated aaa has, in A.M. Best's opinion, an exceptional ability to meet the terms of its obligation. The rating aa is assigned to issues where the issuer has, in A.M. Best's opinion, a very strong ability to meet the terms of its obligation., and issues are rated a where the ability to meet the terms of the obligation is regarded as strong. The issuer of debt rated bbb is considered to have an adequate ability to meet the terms of its obligation but to be more susceptible to changes in economic or other conditions.

    The issuer of bb-rated long-term debt has, in A.M. Best's opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes. The issuer of long-term debt rated b is considered to have extremely speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.

INVESTMENT MANAGER:

Fred Alger Management, Inc.
111 Fifth Avenue
New York, New York 10003

DISTRIBUTOR:

Fred Alger & Company, Incorporated                                     THE ALGER
30 Montgomery Street                                               INSTITUTIONAL
Jersey City, New Jersey 07302                                              FUNDS

TRANSFER AGENT:

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
Attn:  The Alger Institutional Funds
P.O. Box 8480 Boston, MA 02266-8480

CUSTODIAN BANK:

State Street Bank and Trust Company
Lafayette Corporate Center
Boston, MA   02101-0351

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Ernst & Young LLP
5 Times Square
New York, NY 10036

COUNSEL:

Hollyer Brady Barrett & Hines LLP
551 Fifth Avenue
New York, New York 10176



                                                                    STATEMENT OF
                                                                      ADDITIONAL
                                                                     INFORMATION


                                                                   MARCH 1, 2006




ISAI

                                     PART C
                                OTHER INFORMATION

Item 23.     Exhibits

Exhibit No.  Description of Exhibit

(a-1)        Agreement and Declaration of Trust [EDGAR 2/98] (3)

(a-2)        Certificate of Amendment dated August 16, 1993 (3)

(a-3) Certificate of Designation - Alger Defined Contribution Leveraged AllCap Portfolio [EDGAR 2/98] (3)

(a-4)        Certificate of Amendment dated March 30, 1996 (2)

(a-5) Certificate of Designation - Alger Balanced Retirement Portfolio and Alger Socially Responsible Growth Retirement Portfolio (7)

(a-6)        Certificate of Amendment dated February 25, 2002. (9)

(a-7)        Certificate of Amendment dated January 24, 2003 (10)

(a-8)        Certificate of Amendment dated February 26, 2004 (11)


(a-9) Certificate of Designation - Alger Technology Institutional Fund and Alger Core Fixed-Income Institutional Fund - to be filed by amendment.


(b)          By-laws of Registrant (1) [EDGAR 2/98]


(b-1)        Amended and Restated By-laws of Registrant 12/7/2004 (12)


(c)          See Exhibits (a-1) and (b)

(d-1)        Investment Management Agreements (1)

(d-2) Investment Management Agreement for Alger Defined Contribution MidCap Growth Portfolio (1) [EDGAR 2/98]

(d-3)        Amendment dated September 11, 1996 (3)

(d-4) Investment Management Agreement for Alger Defined Contribution Leveraged AllCap Portfolio (1) [EDGAR 2/98]

(d-5)        Amendment dated September 11, 1996 [EDGAR 2/98] (3)

(d-6) Investment Management Agreement for Alger Defined Contribution Small Cap Portfolio (1) [EDGAR 2/98]

(d-7)        Amendment dated September 11, 1996 [EDGAR 2/98] (3)

(d-8) Investment Management Agreement for Alger Defined Contribution Growth Portfolio (1) [EDGAR 2/98]

(d-9)        Amendment dated September 11, 1996 [EDGAR 2/98] (3)

(d-10) Investment Management Agreements for Alger Balanced Retirement Portfolio and Alger Socially Responsible Growth Retirement Portfolio. (7)


(d-10) Investment Management Agreements for Alger Technology Institutional Fund and Alger Core Fixed-Income Institutional Fund - to be filed by amendment.


(e-1)        Distribution Agreement (1)[EDGAR 2/98]

(e-2)        Amendment dated September 11, 1996 [EDGAR 2/98] (3)

(g)          Custody Agreement (2)


(g-1) Amendment to Custodian Contract between State Street Bank and Trust Company and the Registrant 10/29/2004 (12)

(h)          Transfer  Agency  Agreement (1) [EDGAR 2/98]


(h-1) Transfer Agency and Service Agreement Between Certain Investment Companies Managed by Fred Alger Management, Inc. (including Registrant) and State Street Bank and Trust Company 11/22/2004 (12)

(h-2) Shareholder Administrative Services Agreement among Alger Shareholder Services, Inc., the Registrant, et. al. effective 2/28/2005 (12)


(i-1)        Opinion and Consent of Sullivan & Worcester (8)


(j)          Consent of Ernst & Young LLP - To be filed by amendment

(l)          Form of Subscription Agreement (1) [EDGAR 2/98]

(m)          Rule 12b-1 Plan (10)

(n)          Rule 18f-3 Plans (10)

(o)          Code of Ethics (6)


(o-1)        Amended and Restated Code of Ethics 5/11/2004 (12)


(p-1) Powers of Attorney executed by David D. Alger, Gregory S. Duch, Stephen E. O'Neil, Nathan E. Saint-Amand and B. Joseph White (5)

(p-2)        Powers of Attorney executed by Charles F. Baird, Jr., Roger P.
             Cheever and Lester L. Colbert, Jr. (6)

(p-3)        Powers of attorney executed by James P. Connelly, Jr. and Dan C.
             Chung. (9)

(p-4) Powers of Attorney executed by Charles F. Baird, Jr., Dan C. Chung, Nathan E. Saint-Amand, Roger P. Cheever, Lester L. Colbert, Jr., Stephen E. O'Neil and Frederick A. Blum. (11)

-----------------

(1) Incorporated by reference to Registrant's Registration Statement (the "Registration Statement") filed with the Securities and Exchange Commission (the "SEC") on August 27, 1993.

(2) Incorporated by reference to Post-Effective Amendment No. 6 filed with the SEC on February 27, 1997

(3) Incorporated by reference to Post-Effective Amendment No. 7 filed with the SEC on February 25, 1998.

(4) Incorporated by reference to Post-Effective Amendment No. 8 filed with the SEC on December 28, 1998.

(5) Incorporated by reference to Post-Effective Amendment No. 9 filed with the SEC on February 26, 1999.

(6) Incorporated by reference to Post-Effective Amendment No. 11 filed with the SEC on October 10, 2000.

(7) Incorporated by reference to Post-Effective Amendment No. 12 filed with the SEC on December 4, 2000.

(8) Incorporated by reference to Post-effective Amendment No. 13 filed with the SEC on May 30, 2001.

(9) Incorporated by reference to Post-effective Amendment No. 14 filed with the SEC on February 28, 2002.

(10) Incorporated by reference to Post-Effective Amendment No. 16, filed with the SEC on January 27, 2003.

(11) Incorporated by reference to Post-Effective Amendment No. 17, filed with the SEC on March 1, 2004.


(12) Incorporated by reference to Post-Effective Amendment No. 18, filed with the SEC on February 18, 2005.

Item 24.     Persons Controlled by or Under Common Control with Registrant

             None.

Item 25.     Indemnification

       Under Section 8.4 of Registrant's Agreement and Declaration of Trust, any past or present Trustee or officer of Registrant (including persons who serve at Registrant's request as directors, officers or Trustees of another organization in which Registrant has any interest as a shareholder, creditor or otherwise[hereinafter referred to as a "Covered Person"]) is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or otherwise involved by reason of his being or having been a Covered Person. This provision does not authorize indemnification when it is determined, in the manner specified in the Agreement and Declaration of Trust, that such Covered Person has not acted in good faith in the reasonable belief that his actions were in or not opposed to the best interests of Registrant. Moreover, this provision does not authorize indemnification when it is determined, in the manner specified in the Agreement and Declaration of Trust, that such Covered Person would otherwise be liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. Expenses may be paid by Registrant in advance of the final disposition of any action, suit or proceeding upon receipt of an undertaking by such Covered Person to repay such expenses to Registrant in the event that it is ultimately determined that indemnification of such expenses is not authorized under the Agreement and Declaration of Trust and either (i) the Covered Person provides security for such undertaking, (ii) Registrant is insured against losses from such advances, or (iii) the disinterested Trustees or independent legal counsel determines, in the manner specified in the Agreement and Declaration of Trust, that there is reason to believe the Covered Person will be found to be entitled to indemnification.

       Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Securities Act") may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission (the "SEC") such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26.     BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
             ----------------------------------------------------

       Alger Management, which serves as investment manager to Registrant, is generally engaged in rendering investment advisory services to institutions and, to a lesser extent, individuals. Alger Management presently serves as investment adviser to one closed-end investment company and to four other open-end investment companies. The list required by this Item 26 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and directors of Alger Management during the past two years is incorporated by reference to Schedules A and D of Form ADV filed by Alger Management pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-06709).

Item 27.     PRINCIPAL UNDERWRITER
             ---------------------

(a) Alger Inc. acts as principal underwriter for Registrant, The Alger Funds, The Alger American Fund, Spectra Fund, and The China-U.S. Growth Fund and has acted as subscription agent for Castle Convertible Fund, Inc.

(b) The information required by this Item 27 with respect to each director, officer or partner of Alger Inc. is incorporated by reference to Schedule A of Form BD filed by Alger Inc. pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-6423).

(c)    Not applicable.

Item 28.     LOCATION OF ACCOUNTS AND RECORDS

       All accounts and records of Registrant are maintained by Mr. Frederick A. Blum, Fred Alger & Company, Incorporated, 30 Montgomery Street, Jersey City, NJ 07302.

Item 29.     MANAGEMENT SERVICES

             Not applicable.

Item 30.     UNDERTAKINGS

             Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 15th day of December 2005.


                          THE ALGER INSTITUTIONAL FUNDS

                                                 By:            *
                                                    ----------------------------
                                                       Dan C. Chung, President
                                                       and Trustee

ATTEST: /s/ FREDERICK A. BLUM

Frederick A. Blum, Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.


           *             President (Chief Executive     December 15, 2005
----------------------   Officer) and Trustee
Dan C. Chung

/s/ FREDERICK A. BLUM    Treasurer                      December 15, 2005
----------------------   (Chief Financial and
Frederick A. Blum        Accounting Officer)


           *             Trustee                        December 15, 2005
----------------------
Charles F. Baird, Jr.

           *             Trustee                        December 15, 2005
----------------------
Roger P. Cheever

           *             Chairman of the Board          December 15, 2005
----------------------
Fred M. Alger III

           *             Trustee                        December 15, 2005
----------------------
Hilary M. Alger

           *             Trustee                        December 15, 2005
---------------------
Lester L. Colbert, Jr.

           *             Trustee                        December 15, 2005
---------------------
Nathan E. Saint-Amand

           *             Trustee                        December 15, 2005
--------------------
Stephen E. O'Neil



*BY: /s/ FREDERICK A. BLUM
-------------------------------
              Frederick A. Blum